As filed with the Securities and Exchange                      File No. 33-41694
Commission on July 29, 1999                                    File No. 811-6352


--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

--------------------------------------------------------------------------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 32

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 42

                             AETNA SERIES FUND, INC.
                             -----------------------

          10 State House Square SH11, Hartford, Connecticut 06103-3602
                                 (860) 275-2032

                            Amy R. Doberman, Counsel
                       Aeltus Investment Management, Inc.
          10 State House Square SH11, Hartford, Connecticut 06103-3602
          ------------------------------------------------------------
                     (Name and Address of Agent for Service)

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:

           X         On August 1, 1999 pursuant to paragraph (b) of Rule 485
       --------

                                     Part A

The Class A, B and C Prospectus and the Class I Prospectus of Aetna Series Fund, Inc. are incorporated into Part A of this Post-Effective Amendment No. 32 by reference to the Fund's filing under Rule 497(j) under the Securities Act of 1933, as filed on March 1, 1999.

                             AETNA SERIES FUND, INC.
                                 CLASSES A, B, C
                                      AND I

                         Supplement dated August 1, 1999

THE INFORMATION IN THIS SUPPLEMENT FOR AETNA SERIES FUND, INC. AMENDS THE INFORMATION CONTAINED IN THE CLASS A, CLASS B AND CLASS C PROSPECTUS AND THE CLASS I PROSPECTUS, EACH DATED MARCH 1, 1999. THIS SUPPLEMENT SHOULD BE READ WITH EACH PROSPECTUS.

The date of the Class A, Class B, and Class C Prospectus and the Class I Prospectus is changed to August 1, 1999.

The following replaces the first paragraph and first three bullets of the section entitled "Aetna Small Company Fund (Small Company) - Principal Investment Strategies" on page 8 of the Class A, Class B and Class C Prospectus and on page 8 of the Class I Prospectus:

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Small Company invests at least 65% of its total assets in common stocks of small-capitalization companies, defined as:

[bullet] The 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization).
[bullet] All companies not included above that are included in the Standard &
         Poor's SmallCap 600 Index or the Russell 2000 Index.
[bullet] Companies with market capitalizations lower than any companies included in the first two categories.

For purposes of the 65% policy, the largest company in this group in which Small Company intends to invest currently has a market capitalization of approximately $1.5 billion.

Effective April 1, 1999, the following replaces the section entitled "Growth & Income Funds - Balanced - Carl Baker" on page 35 of the Class A, Class B and Class C Prospectus and on page 32 of the Class I Prospectus:

Steven C. Huber, Managing Director, Aeltus, has been managing fixed-income securities for the Fund since April 1999. Mr. Huber joined the Aetna organization in 1987 as a quantitative analyst and has been managing fixed-income portfolios since 1989.

Effective August 31, 1999, the following replaces the section entitled "Income Funds - Aetna Government Fund - Hugh T.M. Whelan" on page 35 of the Class A, Class B and Class C Prospectus and on page 33 of the Class I Prospectus:

The Fund is managed by a team of Aeltus fixed-income specialists.

Effective April 1, 1999, the following replaces the section entitled "Income Funds - Money Market - Jeanne Wong-Boehm" on page 36 of the Class A, Class B and Class C Prospectus and on page 33 of the Class I Prospectus:

Len Carlson, Managing Director, Aeltus, has been managing Money Market since April 1999. Mr. Carlson joined the Aetna organization in 1985 as an investment analyst, and has been managing fixed-income portfolios for several institutional accounts since 1987.

Effective August 31, 1999, the following replaces the section entitled "Index Plus Funds - Index Plus Bond - Christie Bull" on page 36 of the Class A, Class B and Class C Prospectus and on page 33 of the Class I Prospectus:

The Fund is managed by a team of Aeltus fixed-income specialists.

Effective April 1, 1999, the following replaces the section entitled "Generation Funds - Ascent, Crossroads, Legacy - Carl Baker" on page 36 of the Class A, Class B and Class C Prospectus and on page 33 of the Class I Prospectus:

Steven C. Huber, Managing Director, Aeltus, has been managing fixed-income securities since April 1999. Mr. Huber joined the Aetna organization in 1987 as a quantitative analyst and has been managing fixed-income portfolios since 1989.

Effective April 1, 1999, the following replaces the section entitled "Generation Funds - Ascent, Crossroads, Legacy - Jeanne Wong-Boehm" on page 36 of the Class A, Class B and Class C Prospectus and on page 33 of the Class I Prospectus:

Len Carlson, Managing Director, Aeltus, has been managing money market investments since April 1999. Mr. Carlson joined the Aetna organization in 1985 as an investment analyst, and has been managing fixed-income portfolios for several institutional accounts since 1987.


The following replaces the chart in the section entitled "Investing in the Funds
- CDSC on Class A Shares" on page 38 of the Class A, Class B and Class C
Prospectus:


             WHEN YOU INVEST THIS AMOUNT IN CLASS A SHARES
                   (EXCLUDING THE INDEX PLUS FUNDS)                     THIS % IS DEDUCTED FROM YOUR PROCEEDS

         $1 million but under $3 million                                            Year 1 - 1.00%
                                                                                    Year 2 - 0.50%
         $3 million but under $20 million                                           Year 1 - 0.50%
                                                                                    Year 2 - 0.50%
         $20 million or greater                                                     Year 1 - 0.25%
                                                                                    Year 2 - 0.25%

         WHEN YOU INVEST THIS AMOUNT IN CLASS A SHARES
                    OF THE INDEX PLUS FUNDS                             THIS % IS DEDUCTED FROM YOUR PROCEEDS

         $1 million but under $3 million                                            Year 1 - 0.50%
                                                                                    Year 2 - 0.50%
         $3 million but under $20 million                                           Year 1 - 0.25%
                                                                                    Year 2 - 0.25%
         $20 million or greater                                                     Year 1 - 0.25%
                                                                                    Year 2 - 0.25%


The following replaces the section entitled "Letter of Intent" on page 44 of the Class A, Class B and Class C Prospectus:

Letter of Intent If you agree to purchase a specific amount of Class A shares of one or more Series of the Company (other than Aetna Money Market Fund) over a period of up to 13 months, the front-end sales charge will be calculated at the rate that would have been charged had you purchased the entire amount all at once. You may qualify for a reduced front-end sales charge by notifying us of your intent by completing and returning to us the relevant portion of your application. After the Letter of Intent is filed, each additional investment in a Series will be entitled to the front-end sales charge applicable to the level of investment indicated on the Letter of Intent.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

The following financial information replaces the section entitled "Financial Highlights" on pages 48 through 58 in the Class A, Class B, & Class C Prospectus and on pages 42 through 52 in the Class I Prospectus.

                              FINANCIAL HIGHLIGHTS

These highlights are intended to help you understand the Funds' performance for the past 5 years (or since commencement of operations, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information in these tables has been audited by KPMG LLP, independent auditors, whose reports, along with the Funds' Financial Statements, are included in the Funds' Annual Reports, which are available upon request. In addition, selected data presented below for the periods ended April 30, 1999 have been taken from the records of the Series, which are unaudited.

                                                                                   GROWTH
                                         -------------------------------------------------------------------------------------------
                                                                                   CLASS I
                                         -------------------------------------------------------------------------------------------

                                                                                                                     PERIOD FROM
                                          SIX MONTH                                                                JANUARY 4, 1994
                                        PERIOD ENDED                                                              (COMMENCEMENT OF
                                          APRIL 30,     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    OPERATIONS) TO
                                            1999        OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                         (UNAUDITED)       1998           1997           1996           1995            1994
                                         -----------    ----------     ---------       ---------      ---------       --------

 Net asset value, beginning of period..  $   16.62       $   17.02     $   14.36       $   13.75      $   10.78       $  10.00
                                         ---------       ---------     ---------       ---------      ---------       --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.................      (0.01)           0.01          0.01            0.03           0.04           0.09
 Net realized and change in unrealized
    gain or loss on investments........       4.61            2.09          3.88            2.39           3.02           0.69
                                         ---------       ---------     ---------       ---------      ---------       --------
      Total from investment
          operations...................       4.60            2.10          3.89            2.42           3.06           0.78
                                         ---------       ---------     ---------       ---------      ---------       --------
LESS DISTRIBUTIONS:
 From net investment income............         --              --         (0.03)          (0.05)         (0.08)            --
 From net realized gains on
    investments........................      (0.20)          (2.50)        (1.20)          (1.76)         (0.01)            --
                                         ---------       ---------     ---------       ---------      ---------       --------
      Total distributions..............      (0.20)          (2.50)        (1.23)          (1.81)         (0.09)            --
                                         ---------       ---------     ---------       ---------      ---------       --------
 Net asset value, end of period........  $   21.02       $   16.62     $   17.02       $   14.36      $   13.75       $  10.78
                                         =========       =========     =========       =========      =========       ========
 Total return..........................      27.85%          14.78%        28.95%          19.82%         28.79%          7.70%
 Net assets, end of period (000's).....   $188,278        $128,667      $ 82,186        $ 45,473       $ 36,936       $ 27,188
 Ratio of net expenses to average net
    assets.............................       0.95%(1)        1.00%         1.17%           1.28%          1.20%          0.92%(1)
 Ratio of net investment income
    to average net assets..............      (0.09)%(1)       0.07%         0.08%           0.20%          0.36%          1.10%(1)
 Ratio of expenses before
    reimbursement and waiver to
    average net assets.................       0.95%(1)        1.00%         1.17%           1.28%          1.30%          1.42%(1)
 Portfolio turnover rate...............      81.13%         170.46%       141.07%         144.19%        171.75%        120.32%


(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                              GROWTH
 ----------------------------------------------------------------------------------------------------------------------------------
                                      CLASS A                                           CLASS B                     CLASS C
 ---------------------------------------------------------------------------------  ---------------  ------------------------------
                                                                    PERIOD FROM     PERIOD FROM
                                                                  APRIL 15, 1994    MARCH 1, 1999                   PERIOD FROM
   SIX MONTH                                                     (DATE OF INITIAL (DATE OF INITIAL   SIX MONTH     JUNE 30, 1998
  PERIOD ENDED                                                        PUBLIC      PUBLIC OFFERING) PERIOD ENDED   (DATE OF INITIAL
   APRIL 30,    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED  OFFERING) TO     TO APRIL 30,     APRIL 30,    PUBLIC OFFERING)
      1999     OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,        1999            1999       TO OCTOBER 31,
  (UNAUDITED)      1998         1997         1996         1995         1994         (UNAUDITED)     (UNAUDITED)        1998
  -----------  -----------  -----------  -----------  -----------  ------------     -----------     -----------   ----------------

   $ 16.37       $ 16.76       $ 14.17     $ 13.63      $ 10.74       $ 10.26         $ 19.84          $ 16.56       $ 17.86
    ------       -------       -------     -------      -------       -------          ------           ------        ------

     (0.03)        (0.04)        (0.11)      (0.08)       (0.06)        (0.02)          (0.04)           (0.11)        (0.05)

      4.53          2.05          3.84        2.38         3.00          0.50            1.19             4.60         (1.25)
    ------        ------         -----     -------      -------        ------          ------           ------        ------

      4.50          2.01          3.73        2.30         2.94          0.48            1.15             4.49         (1.30)
    ------        ------         -----     -------      -------        ------          ------           ------        ------

        --            --            --          --        (0.05)           --              --               --            --

     (0.20)        (2.40)        (1.14)      (1.76)          --            --              --            (0.20)           --
    ------       -------       -------     -------      -------       -------          ------           ------        ------
     (0.20)        (2.40)        (1.14)      (1.76)       (0.05)           --              --            (0.20)           --
    ------       -------       -------     -------      -------       -------          ------           ------        ------
   $ 20.67       $ 16.37       $ 16.76     $ 14.17      $ 13.63       $ 10.74         $ 20.99          $ 20.85       $ 16.56
    ======       =======       =======     =======      =======        ======          ======           ======       =======
     27.64%        14.34%        28.05%      18.97%       27.92%         4.58%           5.80%           27.26%        (7.28)%
   $27,669       $12,877       $ 8,647     $ 4,615      $ 1,727       $   417         $   595          $   785       $   356

      1.20%(1)      1.32%         1.92%       2.03%        2.03%         1.72%(1)        1.92%(1)         1.94%(1)      1.99%(1)

     (0.34)%(1)    (0.25)%       (0.67)%     (0.59)%      (0.47)%       (0.25)%(1)      (1.06)%(1)       (1.09)%(1)    (0.92)%(1)

                                                                         2.17%(1)        1.92%(1)                       1.99%(1)
      1.20%(1)      1.32%         1.92%       2.03%        2.14%                                          1.94%(1)
     81.13%       170.46%       141.07%     144.19%      171.75%       120.32%          81.13%           81.13%       170.46%


(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                                                INTERNATIONAL
                                       -------------------------------------------------------------------------------------------
                                                                                   CLASS I
                                       -------------------------------------------------------------------------------------------

                                         SIX MONTH
                                        PERIOD ENDED                                                         TEN MONTH       YEAR
                                         APRIL 30,    YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED  PERIOD ENDED     ENDED
                                            1999      OCTOBER 31,   OCTOBER 31,  OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   DECEMBER
                                        (UNAUDITED)       1998          1997         1996          1995         1994       31, 1993
                                        -----------    --------      --------    ---------     ---------     --------     ---------

 Net asset value, beginning of period..  $  11.87      $  13.65      $  11.79      $ 10.62      $  11.56     $  11.17      $   8.88
                                         --------      --------      --------      -------      --------     --------      --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income.................        --          0.02          0.02         0.03          0.11         0.06          0.05
 Net realized and change in unrealized
    gain or loss on investments........      2.00          1.06          2.89         1.59         (0.09)        0.33          2.65
                                         --------      --------      --------      -------      --------     --------      --------
      Total from investment
          operations...................      2.00          1.08          2.91         1.62          0.02         0.39          2.70
                                         --------      --------      --------      -------      --------     --------      --------
LESS DISTRIBUTIONS:
 From net investment income............     (0.59)        (0.40)        (0.16)       (0.19)        (0.40)          --         (0.39)
 From net realized gains on
    investments .......................     (0.60)        (2.46)        (0.89)       (0.26)        (0.56)          --         (0.02)
                                         --------      --------      --------      -------      --------     --------      --------
      Total distributions..............     (1.19)        (2.86)        (1.05)       (0.45)        (0.96)          --         (0.41)
                                         --------      --------      --------      -------      --------     --------      --------
 Net asset value, end of period........  $  12.68      $  11.87      $  13.65      $ 11.79      $  10.62     $  11.56      $  11.17
                                         ========      ========      ========      =======      ========     ========      ========
 Total return..........................     17.87%        10.22%        26.02%       15.61%        (0.04)%       3.49%        30.37%
 Net assets, end of period (000's).....   $43,204       $34,556       $56,369      $45,786       $25,102      $31,479       $39,847
 Ratio of net expenses to average net
    assets.............................      1.35%(1)      1.48%         1.72%        2.17%         1.37%        1.66%(1)      1.48%
 Ratio of net investment income to
    average net assets.................      0.05%(1)      0.15%         0.18%        0.40%         1.02%        0.71%(1)      0.50%
 Ratio of expenses before
    reimbursement and waiver to
    average net assets.................      1.50%(1)      1.67%         1.72%        2.17%         1.50%        1.80%(1)      1.77%
 Portfolio turnover rate...............     97.14%       152.73%       194.41%      135.92%        32.91%       81.67%       110.38%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                          INTERNATIONAL
-----------------------------------------------------------------------------------------------------------------------------------
                                                CLASS A                                                            CLASS B
---------------------------------------------------------------------------------------------------------   -----------------------

                                                                                    PERIOD FROM
                                                                                    APRIL 15, 1994         PERIOD FROM MARCH 1,
  SIX MONTH                                                                       (DATE OF INITIAL       1999 (DATE OF INITIAL
PERIOD ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED    PUBLIC OFFERING) TO       PUBLIC OFFERING) TO
APRIL 30, 1999    OCTOBER 31,      OCTOBER 31,     OCTOBER 31,     OCTOBER 31,        OCTOBER 31,              APRIL 30, 1999
 (UNAUDITED)          1998            1997             1996            1995               1994                  (UNAUDITED)
 -----------       ---------       ----------      ----------      -----------     ----------------             -----------

   $ 11.83          $ 13.57         $ 11.77          $ 10.59        $  11.51            $  11.24                     $ 11.70
   -------          -------         -------          -------        --------            --------                     -------


     (0.01)           (0.02)          (0.07)           (0.05)           0.03                0.01                       (0.02)

      1.99             1.05            2.88             1.57           (0.20)               0.26                        0.98
   -------          -------         -------          -------        --------            --------                     -------

      1.98             1.03            2.81             1.52           (0.17)               0.27                        0.96
   -------          -------         -------          -------        --------            --------                     -------

     (0.55)           (0.31)          (0.12)           (0.08)          (0.27)                 --                          --

     (0.60)           (2.46)          (0.89)           (0.26)          (0.48)                 --                          --
   -------          -------         -------          -------        --------            --------                     -------
     (1.15)           (2.77)          (1.01)           (0.34)          (0.75)                 --                          --
   -------          -------         -------          -------        --------            --------                     -------
   $ 12.66          $ 11.83         $ 13.57          $ 11.77        $  10.59            $  11.51                     $ 12.66
   =======          =======         =======          =======        ========            ========                     =======
     17.72%            9.76%          25.07%           14.67%          (0.81)%              2.40%                       8.21%
   $16,619          $15,078         $19,063          $22,893         $26,464             $26,647                     $   153

      1.61%(1)         1.82%           2.47%            2.94%           2.12%               2.27%(1)                    2.35%(1)

     (0.21)%(1)       (0.19)%         (0.57)%          (0.42)%          0.27%               0.17%(1)                   (0.95)%(1)


      1.76%(1)         2.01%           2.47%            2.94%           2.25%               2.41%(1)                    2.50%(1)
     97.14%          152.73%         194.41%          135.92%          32.91%              81.67%                      97.14%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                      INTERNATIONAL                                     MID CAP
                                       ---------------------------------------------  ---------------------------------------------
                                                         CLASS C                                        CLASS I
                                       ---------------------------------------------  ---------------------------------------------

                                                                                                                 PERIOD FROM
                                                              PERIOD FROM JUNE 30,          SIX MONTH          FEBRUARY 4, 1998
                                          SIX MONTH PERIOD   1998 (DATE OF INITIAL         PERIOD ENDED        (COMMENCEMENT OF
                                        ENDED APRIL 30, 1999  PUBLIC OFFERING) TO         APRIL 30, 1999        OPERATIONS) TO
                                            (UNAUDITED)         OCTOBER 31, 1998           (UNAUDITED)         OCTOBER 31, 1998
                                        ----------------       ----------------           -------------        ----------------

 Net asset value, beginning of period..      $ 11.85               $ 13.29                   $  9.29               $ 10.00
                                             -------               -------                   -------               -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income.................        (0.06)                (0.03)                    (0.01)                (0.02)
 Net realized and change in unrealized
    gain or loss on investments........         2.01                 (1.41)                     2.44                 (0.69)
                                             -------               -------                   -------               -------
      Total from investment
          operations...................         1.95                 (1.44)                     2.43                 (0.71)
                                             -------               -------                   -------               -------
LESS DISTRIBUTIONS:
 From net investment income............        (0.55)                   --                        --                    --
 From net realized gains on
    investments .......................        (0.60)                   --                        --                    --
                                             -------               -------                   -------               -------
      Total distributions..............        (1.15)                   --                        --                    --
                                             -------               -------                   -------               -------
 Net asset value, end of period........      $ 12.65               $ 11.85                   $ 11.72               $  9.29
                                             =======               =======                   =======               =======
 Total return..........................        17.44%               (10.84)%                   26.16%                (7.10)%
 Net assets, end of period (000's).....      $   799               $   156                   $ 5,673               $ 4,503
 Ratio of net expenses to average net
    assets.............................         2.35%(1)              2.36%(1)                  1.15%(1)              1.15%(1)
 Ratio of net investment income to
    average net assets.................        (0.95)%(1)            (0.73)%(1)                (0.13)%(1)            (0.21)%(1)
 Ratio of expenses before
    reimbursement and waiver to
    average net assets.................         2.50%(1)              2.55%(1)                  2.61%(1)              3.59%(1)
 Portfolio turnover rate...............        97.14%               152.73%                    80.35%               113.99%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                            MID CAP
--------------------------------------------------------------------------------------------------------------------------------
                    CLASS A                                CLASS B                                 CLASS C
------------------------------------------------   -------------------------  --------------------------------------------------

                                                         PERIOD FROM
                              PERIOD FROM               MARCH 1, 1999                                        PERIOD FROM
       SIX MONTH           FEBRUARY 4, 1998            (DATE OF INITIAL              SIX MONTH              JUNE 30, 1998
      PERIOD ENDED           (COMMENCEMENT           PUBLIC OFFERING) TO            PERIOD ENDED          (DATE OF INITIAL
     APRIL 30, 1999        OF OPERATIONS) TO            APRIL 30, 1999             APRIL 30, 1999        PUBLIC OFFERING) TO
      (UNAUDITED)          OCTOBER 31, 1998              (UNAUDITED)                (UNAUDITED)           OCTOBER 31, 1998
      -----------          ----------------              -----------                -----------           ----------------
      $  9.28                  $ 10.00                     $ 10.70                   $  9.26                 $ 11.12
      -------                  -------                     -------                   -------                 -------


        (0.02)                   (0.04)                      (0.02)                    (0.06)                  (0.04)

         2.42                    (0.68)                       1.02                      2.42                   (1.82)
      -------                  -------                     -------                   -------                 -------

         2.40                    (0.72)                       1.00                      2.36                   (1.86)
      -------                  -------                     -------                   -------                 -------

           --                       --                          --                        --                      --

           --                       --                          --                        --                      --
      -------                  -------                     -------                   -------                 -------

           --                       --                          --                        --                      --
      -------                  -------                     -------                   -------                 -------

      $ 11.68                  $  9.28                     $ 11.70                   $ 11.62                 $  9.26
      =======                  =======                     =======                   =======                 =======
        25.86%                   (7.20)%                      9.35%                    25.49%                 (16.73)%
      $   257                  $   115                     $   109                   $   121                 $    83

         1.40%(1)                 1.40%(1)                    2.15%(1)                  2.15%(1)                2.15%(1)

        (0.38)%(1)               (0.46)%(1)                  (1.13)%(1)                (1.13)%(1)              (1.21)%(1)


         2.86%(1)                 3.84%(1)                    3.60%(1)                  3.60%(1)                4.59%(1)
        80.35%                  113.99%                      80.35%                    80.35%                 113.99%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                                               SMALL COMPANY
                                       ---------------------------------------------------------------------------------------------
                                                                                  CLASS I
                                       ---------------------------------------------------------------------------------------------

                                                                                                                      PERIOD FROM
                                                                                                                   JANUARY 4, 1994
                                          SIX MONTH                                                                 (COMMENCEMENT
                                        PERIOD ENDED   YEAR ENDED       YEAR ENDED     YEAR ENDED    YEAR ENDED     OF OPERATIONS)
                                       APRIL 30, 1999  OCTOBER 31,      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     TO OCTOBER 31,
                                         (UNAUDITED)       1998            1997           1996          1995              1994
                                         -----------   ----------       ----------     ----------    -----------     -------------
 Net asset value, beginning of period..   $ 10.43        $ 15.55         $ 14.67        $ 13.52        $ 10.39         $ 10.00
                                          -------        -------         -------        -------        -------         -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income.................      0.03           0.09           (0.06)         (0.08)            --            0.02
 Net realized and change in unrealized
    gain or loss on investments........      1.37          (0.90)           4.45           2.64           3.15            0.37
                                          -------        -------         -------        -------        -------         -------
      Total from investment
      operations.......................      1.40          (0.81)           4.39           2.56           3.15            0.39
                                          -------        -------         -------        -------        -------         -------
LESS DISTRIBUTIONS:
 From net investment income............     (0.04)            --              --             --          (0.02)             --
 From net realized gains on
    investments .......................     (0.06)         (4.31)          (3.51)         (1.41)             --             --
                                          -------        -------         -------        -------        --------        -------
      Total distributions..............     (0.10)         (4.31)          (3.51)         (1.41)         (0.02)             --
                                          -------        -------         -------        -------        -------         -------
 Net asset value, end of period........   $ 11.73        $ 10.43         $ 15.55        $ 14.67        $ 13.52         $ 10.39
                                          =======        =======         =======        =======        =======         =======
 Total return..........................     13.48%         (7.47)%         37.80%         19.78%         30.39%           3.90%
 Net assets, end of period (000's).....    $44,894       $29,543         $22,661        $32,125         $33,511        $25,879
 Ratio of net expenses to average net
    assets.............................      1.23%(1)       1.32%           1.58%          1.44%          1.41%           1.15%(1)
 Ratio of net investment income to
    average net assets.................      0.54%(1)       0.46%          (0.42)%        (0.53)%        (0.01)%          0.21%(1)
 Ratio of expenses before
    reimbursement and waiver to
    average net assets.................      1.27%(1)       1.43%           1.58%          1.44%          1.49%           1.58%(1)
 Portfolio turnover rate...............    110.25%        211.87%         150.43%        163.21%        156.43%         116.28%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                        SMALL COMPANY
-------------------------------------------------------------------------------------------------------------------------
                                           CLASS A                                                          CLASS B
----------------------------------------------------------------------------------------------------    -----------------

                                                                                    PERIOD FROM           PERIOD FROM
                                                                                   APRIL 15, 1994        MARCH 1, 1999
     SIX MONTH                                                                    (DATE OF INITIAL      (DATE OF INITIAL
   PERIOD ENDED     YEAR ENDED       YEAR ENDED     YEAR ENDED    YEAR ENDED      PUBLIC OFFERING)      PUBLIC OFFERING)
  APRIL 30, 1999    OCTOBER 31,      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,      TO OCTOBER 31,       TO APRIL 30, 1999
    (UNAUDITED)         1998            1997           1996          1995              1994               (UNAUDITED)
  --------------    -----------      -----------    -----------   -----------     ----------------     -----------------

      $ 10.15        $ 15.20          $  14.42       $  13.39       $ 10.35          $ 10.24               $ 10.69
      -------        -------          --------       --------       -------          -------               -------

         0.02           0.01             (0.16)         (0.18)        (0.11)           (0.04)                (0.01)

         1.33          (0.84)             4.36           2.62          3.15             0.15                  1.02
      -------        -------          --------       --------       -------          -------               -------

         1.35          (0.83)             4.20           2.44          3.04             0.11                  1.01
      -------        -------          --------       --------       -------          -------               -------

        (0.02)            --                --             --           --                --                    --

        (0.06)         (4.22)            (3.42)         (1.41)          --                --                    --
      -------        -------          --------       --------       -------          -------               -------
        (0.08)         (4.22)            (3.42)         (1.41)          --                --                    --
      -------        -------          --------       --------       -------          -------               -------
      $ 11.42        $ 10.15          $  15.20       $  14.42       $ 13.39          $ 10.35               $ 11.70
      =======        =======          ========       ========       =======          =======               =======
        13.31%         (7.77)%           36.73%         19.02%        29.44%            0.98%                 9.45%
      $13,051        $ 9,089          $  7,077       $  3,884       $ 1,285          $   205               $   114

         1.48%(1)       1.63%             2.33%          2.20%         2.23%            1.78%(1)              2.23%(1)

         0.29%(1)       0.15%            (1.17)%        (1.26)%       (0.89)%          (0.72)%(1)            (0.46)%(1)


         1.52%(1)       1.74%             2.33%          2.20%         2.30%            2.14%(1)              2.27%(1)
       110.25%        211.87%           150.43%        163.21%       156.43%          116.28%               110.25%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                      SMALL COMPANY                                VALUE OPPORTUNITY
                                       ---------------------------------------------  ---------------------------------------------
                                                         CLASS C                                        CLASS I
                                       ---------------------------------------------  ---------------------------------------------

                                                                  PERIOD FROM
                                                                 JUNE 30, 1998                                   PERIOD FROM
                                             SIX MONTH          (DATE OF INITIAL            SIX MONTH          FEBRUARY 2, 1998
                                            PERIOD ENDED      PUBLIC OFFERING) TO          PERIOD ENDED         (COMMENCEMENT
                                           APRIL 30, 1999         OCTOBER 31,             APRIL 30, 1999       OF OPERATIONS) TO
                                            (UNAUDITED)               1998                 (UNAUDITED)         OCTOBER 31, 1998
                                           --------------     -------------------         --------------       -----------------

 Net asset value, beginning of period         $ 10.39             $ 12.11                    $  9.99               $ 10.00
                                              -------             -------                    -------               -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income                          (0.03)              (0.02)                        --                  0.03
 Net realized and change in unrealized
    gain or loss on investments........          1.37               (1.70)                      2.66                 (0.04)
                                              -------             -------                    -------               -------
      Total from investment
          operations...................          1.34               (1.72)                      2.66                 (0.01)
                                              -------             -------                    -------               -------
LESS DISTRIBUTIONS:
 From net investment income............         (0.01)                 --                      (0.03)                   --
 From net realized gains on
    investments .......................         (0.06)                 --                         --                    --
                                              -------             -------                    -------               -------
      Total distributions..............         (0.07)                 --                      (0.03)                   --
                                              -------             -------                    -------               -------
 Net asset value, end of period........       $ 11.66             $ 10.39                    $ 12.62               $  9.99
                                              =======             =======                    =======               =======
 Total return..........................         12.94%             (14.21)%                    26.65%                (0.10)%
 Net assets, end of period (000's).....       $ 1,319             $ 1,118                    $ 5,554               $ 4,625
 Ratio of net expenses to average net
    assets.............................          2.23%(1)            2.30%(1)                   1.10%(1)              1.10%(1)
 Ratio of net investment income to
    average net assets.................         (0.46)%(1)          (0.52)%(1)                 (0.03)%(1)             0.37%(1)
 Ratio of expenses before
    reimbursement and waiver to
    average net assets.................          2.27%(1)            2.41%(1)                   2.42%(1)              3.41%(1)
 Portfolio turnover rate...............        110.25%             211.87%                     63.91%               132.45%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                       VALUE OPPORTUNITY
------------------------------------------------------------------------------------------------------------------------------
                    CLASS A                                CLASS B                                 CLASS C
----------------------------------------------    --------------------------     ---------------------------------------------

                                                         PERIOD FROM
                              PERIOD FROM               MARCH 1, 1999                                        PERIOD FROM
       SIX MONTH           FEBRUARY 2, 1998         DATE OF INITIAL PUBLIC           SIX MONTH              JUNE 30, 1998
      PERIOD ENDED         (COMMENCEMENT OF              OFFERING) TO               PERIOD ENDED          (DATE OF INITIAL
     APRIL 30, 1999         OPERATIONS) TO              APRIL 30, 1999             APRIL 30, 1999        PUBLIC OFFERING) TO
      (UNAUDITED)          OCTOBER 31, 1998              (UNAUDITED)                (UNAUDITED)           OCTOBER 31, 1998
     --------------        ----------------         ----------------------         --------------        -------------------

       $  9.97                 $ 10.00                    $ 11.28                    $  9.95                  $ 11.04
       -------                 -------                    -------                    -------                  -------

         (0.02)                   0.01                      (0.02)                     (0.06)                   (0.02)

          2.67                   (0.04)                      1.33                       2.65                    (1.07)
       -------                 -------                     ------                    -------                  -------

          2.65                   (0.03)                      1.31                       2.59                    (1.09)
       -------                 -------                     ------                    -------                  -------

         (0.02)                     --                         --                         --                       --

            --                      --                         --                         --                       --
       -------                 -------                    -------                    -------                  -------
         (0.02)                     --                         --                         --                       --
       -------                 -------                    -------                    -------                  -------
       $ 12.60                 $  9.97                    $ 12.59                    $ 12.54                  $  9.95
       =======                 =======                    =======                    =======                  =======
         26.55%                  (0.30)%                    11.61%                     26.03%                   (9.88)%
       $   793                 $   464                    $   117                    $   198                  $    95

          1.35%(1)                1.35%(1)                   2.10%(1)                   2.10%(1)                 2.10%(1)

         (0.28)%(1)               0.12%(1)                  (1.03)%(1)                 (1.03)%(1)               (0.63)%(1)


          2.67%(1)                3.66%(1)                   3.42%(1)                   3.41%(1)                 4.41%(1)
         63.91%                 132.45%                     63.91%                     63.91%                  132.45%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                                                    BALANCED
                                        --------------------------------------------------------------------------------------------
                                                                                    CLASS I
                                        --------------------------------------------------------------------------------------------

                                          SIX MONTH
                                         PERIOD ENDED                                                       TEN MONTH
                                          APRIL 30,     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED  PERIOD ENDED   YEAR ENDED
                                             1999      OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,    DECEMBER
                                         (UNAUDITED)       1998         1997         1996         1995         1994        31, 1993
                                         ------------  -----------  -----------  -----------  -----------  ------------   ----------

 Net asset value, beginning of period..   $ 12.84        $ 14.09      $ 13.52      $ 12.36      $ 10.65      $ 10.82        $ 10.18
                                          -------        -------      -------      -------      -------      -------        -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income.................      0.16           0.33         0.33         0.31         0.35         0.23           0.34
 Net realized and change in unrealized
    gain or loss on investments........      1.50           1.02         2.04         1.77         1.69        (0.28)          0.64
                                          -------        -------      -------      -------      -------      -------        -------
      Total from investment
          operations...................      1.66           1.35         2.37         2.08         2.04        (0.05)          0.98
                                          -------        -------      -------      -------      -------      -------        -------
LESS DISTRIBUTIONS:
 From net investment income............     (0.22)         (0.32)       (0.30)       (0.35)       (0.33)       (0.12)         (0.31)
 From net realized gains on
    investments .......................     (0.61)         (2.28)       (1.50)       (0.57)          --           --          (0.03)
                                          -------        -------      -------      -------      -------      -------        -------
      Total distributions..............     (0.83)         (2.60)       (1.80)       (0.92)       (0.33)       (0.12)         (0.34)
                                          -------        -------      -------      -------      -------      -------        -------
 Net asset value, end of period........   $ 13.67        $ 12.84      $ 14.09      $ 13.52      $ 12.36      $ 10.65        $ 10.82
                                          =======        =======      =======      =======      =======      =======        =======
 Total return..........................     13.20%         10.81%       19.57%       17.63%       19.45%       (0.42)%         9.84%
 Net assets, end of period (000's).....  $122,748       $111,887     $105,813      $88,625      $83,941      $76,267        $63,982
 Ratio of net expenses to average net
    assets.............................      1.12%(1)       1.12%        1.24%        1.31%        1.27%        1.09%(1)       0.93%
 Ratio of net investment income to
    average net assets.................      2.37%(1)       2.54%        2.43%        2.42%        3.14%        2.65%(1)       3.21%
 Ratio of expenses before
    reimbursement and waiver to
    average net assets.................      1.12%(1)       1.12%        1.24%        1.31%        1.30%        1.32%(1)       1.34%
 Portfolio turnover rate...............     38.21%         84.55%      116.69%      117.88%      129.05%       86.10%         19.95%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                     BALANCED
--------------------------------------------------------------------------------------------------------------------------
                                           CLASS A                                                          CLASS B
----------------------------------------------------------------------------------------------------    ------------------

                                                                                    PERIOD FROM           PERIOD FROM
                                                                                   APRIL 15, 1994        MARCH 1, 1999
     SIX MONTH                                                                    (DATE OF INITIAL      (DATE OF INITIAL
   PERIOD ENDED     YEAR ENDED       YEAR ENDED     YEAR ENDED    YEAR ENDED      PUBLIC OFFERING)       PUBLIC OFFERING)
  APRIL 30, 1999    OCTOBER 31,      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,      TO OCTOBER 31,        TO APRIL 30, 1999
    (UNAUDITED)         1998            1997           1996          1995              1994               (UNAUDITED)
  --------------    -----------      -----------    -----------   -----------     ----------------      ------------------

     $ 12.83          $ 14.05          $ 13.49        $ 12.34        $ 10.62          $ 10.54               $ 13.00
     -------          -------          -------        -------        -------          -------               -------

        0.14             0.29             0.23           0.20           0.23             0.19                  0.01

        1.49             1.01             2.03           1.79           1.91               --                  0.64
     -------          -------          -------        -------        -------          -------               -------

        1.63             1.30             2.26           1.99           2.14             0.19                  0.65
     -------          -------          -------        -------        -------          -------               -------

       (0.20)           (0.24)           (0.20)         (0.27)         (0.42)           (0.11)                   --

       (0.61)           (2.28)           (1.50)         (0.57)            --               --                    --
     -------          -------          -------        -------        -------          -------               -------
       (0.81)           (2.52)           (1.70)         (0.84)         (0.42)           (0.11)                   --
     -------          -------          -------        -------        -------          -------               -------
     $ 13.65          $ 12.83          $ 14.05        $ 13.49        $ 12.34          $ 10.62               $ 13.65
     =======          =======          =======        =======        =======          =======               =======
       13.00%           10.44%           18.64%         16.83%         18.32%            1.84%                 5.00%
     $11,951          $ 7,544          $ 6,289        $ 3,783        $ 1,362          $26,396               $   109

        1.37%(1)         1.44%            1.99%          2.07%          2.04%            1.87%(1)              2.15%(1)

        2.12%(1)         2.22%            1.68%          1.60%          2.61%            1.90%(1)              1.34%(1)


        1.37%(1)         1.44%            1.99%          2.07%          2.07%            2.06%(1)              2.15%(1)
       38.21%           84.55%          116.69%        117.88%        129.05%           86.10%                38.21%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                         BALANCED                                  GROWTH AND INCOME
                                         ------------------------------------------    -----------------------------------------
                                                         CLASS C                                        CLASS I
                                         ------------------------------------------    -----------------------------------------

                                                                  PERIOD FROM
                                             SIX MONTH           JUNE 30, 1998             SIX MONTH
                                            PERIOD ENDED        (DATE OF INITIAL          PERIOD ENDED
                                           APRIL 30, 1999     PUBLIC OFFERING) TO        APRIL 30, 1999           YEAR ENDED
                                            (UNAUDITED)         OCTOBER 31, 1998           (UNAUDITED)         OCTOBER 31, 1998
                                           --------------     -------------------         --------------       ----------------

 Net asset value, beginning of period..      $ 12.80               $ 13.27                 $  15.26                $  18.08
                                             -------               -------                 --------                --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income.................         0.09                  0.07                     0.05                    0.12
 Net realized and change in unrealized
    gain or loss on investments........         1.48                 (0.54)                    2.82                    0.51
                                             -------               --------                --------                --------
      Total from investment
          operations...................         1.57                 (0.47)                    2.87                    0.63
                                             -------               -------                 --------                --------
LESS DISTRIBUTIONS:
 From net investment income............        (0.18)                   --                    (0.10)                  (0.13)
 From net realized gains on
    investments .......................        (0.61)                   --                    (1.73)                  (3.32)
                                             -------               -------                 --------                --------
      Total distributions..............        (0.79)                   --                    (1.83)                  (3.45)
                                             -------               -------                 --------                --------
 Net asset value, end of period........      $ 13.58               $ 12.80                 $  16.30                $  15.26
                                             =======               =======                 ========                ========
 Total return..........................        12.53%                (3.54)%                  19.44%                   3.80%
 Net assets, end of period (000's).....      $   888               $   216                 $621,024                $614,493
 Ratio of net expenses to average net
    assets.............................         2.11%(1)              2.11%(1)                 0.87%(1)                0.88%
 Ratio of net investment income to
    average net assets.................         1.37%(1)              1.55%(1)                 0.67%(1)                0.71%
 Ratio of expenses before
    reimbursement and waiver to
    average net assets.................         2.11%(1)              2.11%(1)                 0.87%(1)                0.88%
 Portfolio turnover rate...............        38.21%                84.55%                   60.58%                 160.48%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                        GROWTH AND INCOME
----------------------------------------------------------------------------------------------------------------------------------
                                                             CLASS I
----------------------------------------------------------------------------------------------------------------------------------

                                                                                     TEN MONTH
        YEAR ENDED               YEAR ENDED                YEAR ENDED              PERIOD ENDED               YEAR ENDED
     OCTOBER 31, 1997         OCTOBER 31, 1996          OCTOBER 31, 1995         OCTOBER 31, 1994         DECEMBER 31, 1993
     ----------------         ----------------          ----------------         ----------------         -----------------

         $  15.74                 $  13.46                  $  11.11                 $  11.03                  $  10.51
         --------                 --------                  --------                 --------                  --------


             0.15                     0.19                      0.21                     0.12                      0.19

             5.00                     3.09                      2.27                     0.04                      0.50
         --------                 --------                  --------                 --------                  --------

             5.15                     3.28                      2.48                     0.16                      0.69
         --------                 --------                  --------                 --------                  --------

            (0.21)                   (0.24)                    (0.13)                   (0.08)                    (0.16)

            (2.60)                   (0.76)                       --                       --                     (0.01)
         --------                 --------                  --------                 --------                  --------
            (2.81)                   (1.00)                    (0.13)                   (0.08)                    (0.17)
         --------                 --------                  --------                 --------                  --------
         $  18.08                 $  15.74                  $  13.46                 $  11.11                  $  11.03
         ========                 ========                  ========                 ========                  ========
            37.44%                   25.69%                    22.58%                    1.40%                     6.58%
         $595,969                 $377,784                  $356,803                 $301,360                  $ 60,127

             1.00%                    1.08%                     1.10%                    0.92%(1)                  1.13%

             0.93%                    1.35%                     1.73%                    1.51%(1)                  1.77%


             1.00%                    1.08%                     1.10%                    1.03%(1)                  1.27%
           157.92%                  106.09%                   127.43%                   54.13%                    23.60%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                                                GROWTH AND INCOME
                                        --------------------------------------------------------------------------------------------
                                                                                    CLASS I
                                        --------------------------------------------------------------------------------------------

                                                                                                                      PERIOD FROM
                                          SIX MONTH                                                                  APRIL 15, 1994
                                         PERIOD ENDED                                                              (DATE OF INITIAL
                                          APRIL 30,     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED    PUBLIC OFFERING
                                             1999       OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    TO OCTOBER 31,
                                         (UNAUDITED)        1998           1997           1996           1995             1994
                                         ------------   -----------    -----------    -----------     -----------   ----------------

 Net asset value, beginning of period..   $  15.22       $  18.01        $  15.69        $ 13.43        $ 11.08         $ 10.75
                                          --------       --------        --------        -------        -------         -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income.................       0.03           0.06            0.03           0.08           0.12            0.11
 Net realized and change in unrealized
    gain or loss on investments........       2.81           0.51            4.99           3.08           2.31            0.30
                                          --------       --------        --------        -------        -------         -------
      Total from investment
          operations...................       2.84           0.57            5.02           3.16           2.43            0.41
                                          --------       --------        --------        -------        -------         -------
LESS DISTRIBUTIONS:
 From net investment income............      (0.08)         (0.04)          (0.10)         (0.14)         (0.08)          (0.08)
 From net realized gains on
    investments .......................      (1.73)         (3.32)          (2.60)         (0.76)            --              --
                                          --------       --------        --------        -------        -------         -------
      Total distributions..............      (1.81)         (3.36)          (2.70)         (0.90)         (0.08)          (0.08)
                                          --------       --------        --------        -------        -------         -------
 Net asset value, end of period........   $  16.25       $  15.22        $  18.01        $ 15.69        $ 13.43         $ 11.08
                                          ========       ========        ========        =======        =======         =======
 Total return..........................      19.30%          3.42%          36.49%         24.70%         21.90%           3.71%
 Net assets, end of period (000's).....    $36,246        $23,603         $15,955        $ 6,638        $ 2,217         $ 5,740
 Ratio of net expenses to average net
    assets.............................       1.12%(1)       1.20%           1.75%          1.83%          1.84%           2.32%(1)
 Ratio of net investment income to
    average net assets.................       0.43%(1)       0.39%           0.18%          0.55%          1.14%           1.74%(1)
 Ratio of expenses before
    reimbursement and waiver to
    average net assets.................       1.12%(1)       1.20%           1.75%          1.83%          1.84%           2.42%(1)
 Portfolio turnover rate...............      60.58%        160.48%         157.92%        106.09%        127.43%          54.13%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                             GROWTH AND INCOME                                                    REAL ESTATE
---------------------------------------------------------------------------     --------------------------------------------
        CLASS B                                 CLASS C                                            CLASS I
-------------------------     ---------------------------------------------      -------------------------------------------

      PERIOD FROM
     MARCH 1, 1999                                       PERIOD FROM                                         PERIOD FROM
(DATE OF INITIAL PUBLIC            SIX MONTH            JUNE 30, 1998                SIX MONTH            FEBRUARY 2, 1998
      OFFERING) TO               PERIOD ENDED          (DATE OF INITIAL             PERIOD ENDED          (COMMENCEMENT OF
     APRIL 30, 1999             APRIL 30, 1999       PUBLIC OFFERING) TO           APRIL 30, 1999          OPERATIONS) TO
      (UNAUDITED)                 (UNAUDITED)          OCTOBER 31, 1998             (UNAUDITED)           OCTOBER 31, 1998
      -----------                 -----------          ----------------             -----------           ----------------

       $ 15.41                     $ 15.22                $ 16.92                    $  8.32                 $ 10.00
       -------                     -------                -------                    -------                 -------


         (0.01)                      (0.03)                 (0.01)                      0.22                    0.25

          0.88                        2.81                  (1.69)                      0.28                   (1.93)
       -------                     -------                -------                    -------                 -------

          0.87                        2.78                  (1.70)                      0.50                   (1.68)
       -------                     -------                -------                    -------                 -------

            --                       (0.07)                    --                      (0.29)                     --

            --                       (1.73)                    --                         --                      --
       -------                     -------                -------                    --------                -------
            --                      (1.80)                    --                      (0.29)                      --
       -------                     -------                -------                    -------                 -------
       $ 16.28                     $ 16.20                $ 15.22                    $  8.53                 $  8.32
       =======                     =======                =======                    =======                 =======
          5.65%                      18.82%                (10.05)%                     6.25%                 (16.80)%
       $   255                     $ 1,315                $   569                    $ 3,984                 $ 3,970

          1.87%(1)                    1.87%(1)               1.86%(1)                   1.30%(1)                2.00%(1)

         (0.32)%(1)                  (0.32)%(1)             (0.27)%(1)                  5.44%(1)                2.70%(1)


          1.87%(1)                    1.87%(1)               1.86%(1)                   3.31%(1)                2.89%(1)
         60.58%                      60.58%                160.48%                      5.57%                  63.79%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                                               REAL ESTATE
                                       ---------------------------------------------------------------------------------------------
                                                    CLASS A                     CLASS B                      CLASS C
                                         ---------------------------------  -------------------  -----------------------------------

                                                           PERIOD FROM
                                                           FEBRUARY 2,          PERIOD FROM                          PERIOD FROM
                                                               1998           MARCH 1, 1999                        JUNE 30, 1998
                                           SIX MONTH       (COMMENCEMENT     (DATE OF INITIAL      SIX MONTH      (DATE OF INITIAL
                                          PERIOD ENDED    OF OPERATIONS)     PUBLIC OFFERING)     PERIOD ENDED    PUBLIC OFFERING)
                                         APRIL 30, 1999   TO OCTOBER 31,     TO APRIL 30, 1999   APRIL 30, 1999     TO OCTOBER 31,
                                          (UNAUDITED)          1998             (UNAUDITED)       (UNAUDITED)          1998
                                         --------------  -----------------  -------------------  --------------  -------------------

 Net asset value, beginning of period..    $  8.30           $ 10.00            $  7.87            $  8.29            $  9.45
                                           -------           -------            -------            -------            -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income.................       0.21              0.25               0.06               0.18               0.05
 Net realized and change in unrealized
    gain or loss on investments........       0.29             (1.95)              0.59               0.28              (1.21)
                                           -------           -------            -------            -------            -------
      Total from investment
          operations...................       0.50             (1.70)              0.65               0.46              (1.16)
                                           -------           -------            -------            -------            -------
LESS DISTRIBUTIONS:
 From net investment income............      (0.28)               --                 --              (0.25)                --
 From net realized gains on
    investments .......................         --                --                 --                 --                 --
                                           -------           -------            -------            -------            -------
      Total distributions..............      (0.28)               --                 --              (0.25)                --
                                           -------           -------            -------            -------            -------
 Net asset value, end of period........    $  8.52           $  8.30            $  8.52            $  8.50            $  8.29
                                           =======           =======            =======            =======            =======
 Total return..........................       6.22%           (17.00)%             8.26%              5.79%            (12.28)%
 Net assets, end of period (000's).....    $   386           $   266            $   144            $   122            $    96
 Ratio of net expenses to average net
    assets.............................       1.55%(1)          2.19%(1)           2.30%(1)           2.30%(1)           3.00%(1)
 Ratio of net investment income to
    average net assets.................       5.19%(1)          2.51%(1)           4.44%(1)           4.44%(1)           1.70%(1)
 Ratio of expenses before
    reimbursement and waiver to
    average net assets.................       3.56%(1)          3.08%(1)           4.31%(1)           4.31%(1)           3.89%(1)
 Portfolio turnover rate...............       5.57%            63.79%              5.57%              5.57%             63.79%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                              BOND
----------------------------------------------------------------------------------------------------------------------------------
                                                             CLASS I
----------------------------------------------------------------------------------------------------------------------------------

     SIX MONTH
    PERIOD ENDED                                                                              TEN MONTH
     APRIL 30,        YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED        PERIOD ENDED       YEAR ENDED
       1999           OCTOBER 31,      OCTOBER 31,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,        DECEMBER 31,
    (UNAUDITED)          1998             1997              1996              1995               1994               1993
    ------------      -----------      -----------       -----------       -----------       ------------       ------------

    $  10.38           $  10.22          $  10.09          $  10.27          $   9.58          $  10.37           $   9.99
    ---------          --------          --------          --------          --------          --------           --------
        0.29               0.60              0.62              0.65              0.65              0.52               0.55

       (0.10)              0.17              0.13             (0.15)             0.65             (0.86)              0.45
    ---------          --------          --------          --------          --------          --------           --------

        0.19               0.77              0.75              0.50              1.30             (0.34)              1.00
    --------           --------          --------          --------          --------          --------           --------

       (0.29)             (0.61)            (0.62)            (0.68)            (0.61)            (0.45)             (0.55)

          --                 --                --                --                --                --              (0.07)
    --------           --------          --------          --------          --------          --------           --------
       (0.29)             (0.61)            (0.62)            (0.68)            (0.61)            (0.45)             (0.62)
    --------           --------          --------          --------          --------          --------           --------
    $  10.28           $  10.38          $  10.22          $  10.09          $  10.27          $   9.58           $  10.37
    ========           ========          ========          ========          ========          ========           ========
        1.84%              7.72%             7.72%             5.09%            14.06%            (3.31)%            10.20%
     $39,487            $41,804           $34,080           $28,864           $32,778           $27,584            $46,788

        0.75%(1)           0.75%             0.75%             0.75%             0.79%             0.76%(1)           0.47%

        5.56%(1)           5.79%             6.07%             6.16%             6.56%             6.29%(1)           5.34%


        0.93%(1)           0.97%             1.14%             1.16%             1.06%             1.06%(1)           1.01%
       24.97%             77.01%            48.56%            42.33%            56.99%            51.80%             50.01%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                                                   BOND
                                       ---------------------------------------------------------------------------------------------
                                                                                  CLASS A
                                       ---------------------------------------------------------------------------------------------

                                                                                                                      PERIOD FROM
                                                                                                                     APRIL 15, 1994
                                          SIX MONTH                                                                (DATE OF INITIAL
                                         PERIOD ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED    PUBLIC OFFERING
                                       APRIL 30, 1999   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    TO OCTOBER 31,
                                         (UNAUDITED)        1998           1997           1996           1995            1994
                                         ------------   -----------    -----------    -----------     -----------   ----------------

 Net asset value, beginning of period..   $ 10.37        $ 10.22         $ 10.09        $ 10.27        $  9.58         $  9.92
                                          -------        -------         -------        -------        -------         -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income.................      0.28           0.57            0.54           0.62           0.56            0.28
 Net realized and change in unrealized
    gain or loss on investments........     (0.09)          0.15            0.13          (0.20)          0.66           (0.35)
                                          -------        -------         -------        -------        -------         -------
      Total from investment
          operations...................      0.19           0.72            0.67           0.42           1.22           (0.07)
                                          -------        -------         -------        -------        -------         -------
LESS DISTRIBUTIONS:
 From net investment income............     (0.28)         (0.57)          (0.54)         (0.60)         (0.53)          (0.27)
                                          -------        -------         -------        -------        -------         -------
      Total distributions..............     (0.28)         (0.57)          (0.54)         (0.60)         (0.53)          (0.27)
                                          -------        -------         -------        -------        -------         -------
 Net asset value, end of period........   $ 10.28        $ 10.37         $ 10.22        $ 10.09        $ 10.27         $  9.58
                                          =======        =======         =======        =======        =======         =======
 Total return..........................      1.82%          7.27%           6.89%          4.27%         13.28%          (0.68)%
 Net assets, end of period (000's).....   $ 5,926        $ 1,890         $ 1,006        $   877        $ 7,340         $25,405
 Ratio of net expenses to average net
    assets.............................      1.00%(1)       1.05%           1.50%          1.50%          1.50%           1.49%(1)
 Ratio of net investment income to
    average net assets.................      5.31%(1)       5.49%           5.32%          5.47%          5.91%           5.36%(1)
 Ratio of expenses before
    reimbursement and waiver to
    average net assets.................      1.18%(1)       1.27%           1.89%          1.91%          1.82%           1.81%(1)
 Portfolio turnover rate...............     24.97%         77.01%          48.56%         42.33%         56.99%          51.80%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                     BOND                                                    AETNA GOVERNMENT FUND
---------------------------------------------------------------------------     ------------------------------------------
        CLASS B                                 CLASS C                                            CLASS I
------------------------      ---------------------------------------------      -----------------------------------------

      PERIOD FROM
     MARCH 1, 1999                                       PERIOD FROM
    (DATE OF INITIAL               SIX MONTH            JUNE 30, 1998                SIX MONTH
  PUBLIC OFFERING) TO            PERIOD ENDED          (DATE OF INITIAL             PERIOD ENDED             YEAR ENDED
     APRIL 30, 1999             APRIL 30, 1999        PUBLIC OFFERING) TO          APRIL 30, 1999            OCTOBER 31,
      (UNAUDITED)                 (UNAUDITED)          OCTOBER 31, 1998             (UNAUDITED)                 1998
  -------------------           --------------        -------------------          --------------            -----------

        $ 10.29                     $ 10.37                $ 10.31                   $  10.29                  $  9.99
        -------                     -------                -------                   --------                  -------


           0.08                        0.24                   0.17                       0.25                     0.53

          (0.01)                      (0.09)                  0.05                      (0.18)                    0.30
        -------                     -------                -------                   --------                  -------

           0.07                        0.15                   0.22                       0.07                     0.83
        -------                     -------                -------                   --------                  -------

          (0.08)                      (0.25)                 (0.16)                     (0.24)                   (0.53)
        -------                     -------                -------                   --------                  -------
          (0.08)                      (0.25)                 (0.16)                     (0.24)                   (0.53)
        -------                     -------                -------                   --------                  -------
        $ 10.28                     $ 10.27                $ 10.37                   $  10.12                  $ 10.29
        =======                     =======                =======                   ========                  =======
           0.65%                       1.42%                  2.10%                      0.70%                    8.54%
        $   106                     $   610                $   108                    $11,492                  $13,980

           1.75%(1)                    1.75%(1)               1.75%(1)                   0.70%(1)                 0.70%

           4.56%(1)                    4.56%(1)               4.79%(1)                   4.85%(1)                 5.21%


           1.93%(1)                    1.93%(1)               1.97%(1)                   1.41%(1)                 1.51%
          24.97%                      24.97%                 77.01%                     13.91%                  181.08%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                                           AETNA GOVERNMENT FUND
                                           -------------------------------------------------------------------------------------
                                                                                  CLASS I
                                           -------------------------------------------------------------------------------------

                                                                                                                    TEN MONTH
                                             YEAR ENDED             YEAR ENDED              YEAR ENDED            PERIOD ENDED
                                             OCTOBER 31,            OCTOBER 31,            OCTOBER 31,             OCTOBER 31,
                                                1997                   1996                    1995                   1994
                                             -----------            -----------            -----------            -------------

 Net asset value, beginning of period..        $   9.80               $ 10.01                $  9.41                $  10.00
                                               --------               -------                -------                --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income.................            0.58                  0.56                   0.64                    0.40
 Net realized and change in unrealized
    gain or loss on investments........            0.21                 (0.13)                  0.59                   (0.63)
                                               --------               -------                -------                --------
      Total from investment
          operations...................            0.79                  0.43                   1.23                   (0.23)
                                               --------               -------                -------                --------
LESS DISTRIBUTIONS:
 From net investment income............           (0.60)                (0.64)                 (0.63)                  (0.36)
                                               --------               -------                -------                --------
      Total distributions..............           (0.60)                (0.64)                 (0.63)                  (0.36)
                                               --------               -------                -------                --------
 Net asset value, end of period........        $   9.99               $  9.80                $ 10.01                $   9.41
                                               =========              =======                =======                ========
 Total return..........................            8.39%                 4.43%                 13.58%                  (2.37)%
 Net assets, end of period (000's).....        $ 10,217               $10,662                $19,154                $ 26,110
 Ratio of net expenses to average net
    assets.............................            0.70%                 0.70%                  0.70%                   0.41%(1)
 Ratio of net investment income to
    average net assets.................            5.91%                 5.67%                  6.79%                   5.29%(1)
 Ratio of expenses before
    reimbursement and waiver to
    average net assets.................            1.70%                 1.57%                  1.30%                   1.16%(1)
 Portfolio turnover rate...............          147.78%                50.48%                117.31%                  43.63%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                     AETNA GOVERNMENT FUND
  ------------------------------------------------------------------------------------------------------------------------------
                                                            CLASS A
  ------------------------------------------------------------------------------------------------------------------------------

                                                                                                               PERIOD FROM
                                                                                                              APRIL 15, 1994
      SIX MONTH                                                                                              (DATE OF INITIAL
     PERIOD ENDED          YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED       PUBLIC OFFERING) TO
    APRIL 30, 1999         OCTOBER 31,          OCTOBER 31,          OCTOBER 31,          OCTOBER 31,          OCTOBER 31,
     (UNAUDITED)              1998                 1997                 1996                 1995                  1994
    --------------         -----------          -----------          -----------          -----------      --------------------

       $  10.29              $  9.99               $ 9.79             $  10.00              $  9.41              $  9.67
       --------              -------               ------             --------              -------              -------


           0.23                 0.49                 0.51                 0.48                 0.60                 0.24

          (0.18)                0.31                 0.21                (0.13)                0.56                (0.24)
       --------              -------               ------             --------              -------              -------

           0.05                 0.80                 0.72                 0.35                 1.16                   --
       --------              -------               ------             --------              -------              -------

          (0.23)               (0.50)               (0.52)               (0.56)               (0.57)               (0.26)
       --------              -------               ------             --------              -------              -------
          (0.23)               (0.50)               (0.52)               (0.56)               (0.57)               (0.26)
       --------              -------               ------             --------              -------              -------
       $  10.11              $ 10.29               $ 9.99             $   9.79              $ 10.00              $  9.41
       ========              =======               ======             ========              =======              =======
           0.48%                8.19%                7.67%                3.75%               12.60%               (0.06)%
       $  2,185              $   875               $  531             $    526              $   405              $   151

           0.95%(1)             1.03%                1.45%                1.45%                1.51%                1.28%(1)

           4.60%(1)             4.88%                5.16%                4.96%                6.02%                4.68%(1)


           1.66%(1)             1.84%                2.45%                2.32%                2.11%                2.11%(1)
          13.91%              181.08%              147.78%               50.48%              117.31%               43.63%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                         AETNA GOVERNMENT FUND                              HIGH YIELD
                                        ------------------------------------------------------- ------------------------------------
                                             CLASS B                     CLASS C                              CLASS I
                                        ------------------ ------------------------------------ ------------------------------------

                                           PERIOD FROM                          PERIOD FROM
                                          MARCH 1, 1999                        JUNE 30, 1998                          PERIOD FROM
                                       (DATE OF INITIAL       SIX MONTH       (DATE OF INITIAL      SIX MONTH       FEBRUARY 2, 1998
                                        PUBLIC OFFERING)     PERIOD ENDED     PUBLIC OFFERING)     PERIOD ENDED     (COMMENCEMENT OF
                                        TO APRIL 30, 1999   APRIL 30, 1999     TO OCTOBER 31,     APRIL 30, 1999     OPERATIONS) TO
                                           (UNAUDITED)        (UNAUDITED)          1998            (UNAUDITED)      OCTOBER 31, 1998
                                       ------------------   --------------    ----------------    --------------    ----------------

 Net asset value, beginning of period..     $ 10.12            $  10.29          $ 10.11            $   8.81           $ 10.00
                                            -------             --------          -------            --------           -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income.................        0.07                 0.20             0.15                0.45              0.60
 Net realized and change in unrealized
    gain or loss on investments........       (0.01)               (0.18)            0.17                0.53             (1.21)
                                            -------             --------          -------            --------           -------
      Total from investment
          operations...................        0.06                 0.02             0.32                0.98             (0.61)
                                            -------             --------          -------            --------           -------
LESS DISTRIBUTIONS:
 From net investment income............       (0.06)               (0.20)           (0.14)              (0.39)            (0.58)
                                            -------             --------          -------            --------           -------
      Total distributions..............       (0.06)               (0.20)           (0.14)              (0.39)            (0.58)
                                            -------             --------          -------            --------           -------
 Net asset value, end of period........     $ 10.12             $  10.11          $ 10.29            $   9.40           $  8.81
                                            =======             ========          =======            ========           =======
 Total return..........................        0.63%                0.15%            3.18%              11.25%            (6.50)%
 Net assets, end of period (000's).....     $   101             $    182          $   117            $  9,059           $ 8,452
 Ratio of net expenses to average net
    assets.............................        1.70%(1)             1.70%(1)         1.70%(1)            0.95%( 1)         0.95%(1)
 Ratio of net investment income to
    average net assets.................        3.85%(1)             3.85%(1)         4.21%(1)            9.64%( 1)         8.17%(1)
 Ratio of expenses before
    reimbursement and waiver to
    average net assets.................        2.41%(1)             2.41%(1)         2.51%(1)            1.89%( 1)         2.27%(1)
 Portfolio turnover rate...............       13.91%               13.91%          181.08%              77.68%           258.33%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                           HIGH YIELD
----------------------------------------------------------------------------------------------------------------------------------
                      CLASS A                                  CLASS B                                CLASS C
----------------------------------------------------   -------------------------   -----------------------------------------------

                                                             PERIOD FROM
                                   PERIOD FROM              MARCH 1, 1999                                     PERIOD FROM
         SIX MONTH              FEBRUARY 2, 1998           (DATE OF INITIAL              SIX MONTH           JUNE 30, 1998
        PERIOD ENDED              (COMMENCEMENT          PUBLIC OFFERING) TO            PERIOD ENDED        (DATE OF INITIAL
       APRIL 30, 1999           OF OPERATIONS) TO          APRIL 30, 1999              APRIL 30, 1999      PUBLIC OFFERING) TO
        (UNAUDITED)             OCTOBER 31, 1998             (UNAUDITED)                (UNAUDITED)         OCTOBER 31, 1998
       --------------           -----------------        -------------------           --------------      --------------------

         $    8.81                  $  10.00                  $  9.27                     $ 8.80                $ 10.07
         ---------                  --------                  -------                     ------                -------


              0.43                      0.58                     0.14                       0.40                   0.24

              0.54                     (1.21)                    0.09                       0.54                  (1.27)
         ---------                  --------                  -------                     ------                -------

              0.97                     (0.63)                    0.23                       0.94                  (1.03)
         ---------                  --------                  -------                     ------                -------

             (0.38)                    (0.56)                   (0.11)                     (0.35)                 (0.24)
         ---------                  --------                  -------                     ------                -------
             (0.38)                    (0.56)                   (0.11)                     (0.35)                 (0.24)
         ---------                  --------                  -------                     ------                -------
         $    9.40                  $   8.81                  $  9.39                     $ 9.39                $  8.80
         =========                  ========                  =======                     ======                =======
             11.12%                    (6.67)%                   2.51%                     10.77%                (10.28)%
         $     327                  $    225                  $   138                     $  264                $   178

              1.20%(1)                  1.20%(1)                 1.95%(1)                   1.95%(1)               1.94%(1)

              9.39%(1)                  7.92%(1)                 8.64%(1)                   8.64%(1)               7.18%(1)


              2.14%(1)                  2.52%(1)                 2.89%(1)                   2.89%(1)               3.26%(1)
             77.68%                   258.33%                   77.68%                     77.68%                258.33%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                                                  MONEY MARKET
                                       ---------------------------------------------------------------------------------------------
                                                                                    CLASS I
                                       ---------------------------------------------------------------------------------------------

                                         SIX MONTH                                                          TEN MONTH
                                        PERIOD ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED  YEAR ENDED
                                       APRIL 30, 1999  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31, DECEMBER 31,
                                        (UNAUDITED)      1998         1997         1996         1995          1994          1993
                                        ------------  -----------  -----------  -----------  -----------  ------------  ------------

 Net asset value, beginning of period.. $    1.00      $    1.00   $    1.00     $    1.00    $    1.00    $    1.00      $    1.00
                                        ---------      ---------   ---------     ---------    ---------    ---------      ---------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income.................      0.02           0.05        0.05          0.05         0.06         0.03           0.03
                                        ---------      ---------   ---------     ---------    ---------    ---------      ---------
      Total from investment
          operations...................      0.02           0.05        0.05          0.05         0.06         0.03           0.03
                                        ---------      ---------   ---------     ---------    ---------    ---------      ---------
LESS DISTRIBUTIONS:
 From net investment income............     (0.02)         (0.05)      (0.05)        (0.05)       (0.06)       (0.03)         (0.03)
                                        ---------      ---------   ---------     ---------    ---------    ---------      ---------
      Total distributions..............     (0.02)         (0.05)      (0.05)        (0.05)       (0.06)       (0.03)         (0.03)
                                        ---------      ---------   ---------     ---------    ---------    ---------      ---------
 Net asset value, end of period........ $    1.00      $    1.00   $    1.00     $    1.00    $    1.00    $    1.00      $    1.00
                                        =========      =========   =========     =========    =========    =========      =========
 Total return..........................      2.40%          5.36%       5.49%         5.44%        5.95%        3.33%          3.29%
 Net assets, end of period (000's)..... $ 288,503      $ 276,024   $ 273,710      $323,281     $275,524     $161,756       $107,844
 Ratio of net expenses to average net
    assets.............................      0.50%(1)       0.48%       0.37%         0.30%        0.27%        0.21%(1)       0.00%
 Ratio of net investment income to
    average net assets.................      4.75%(1)       5.24%       5.31%         5.30%        5.78%        4.05%(1)       3.33%
 Ratio of expenses before
    reimbursement and waiver to
    average net assets.................      0.64%(1)       0.72%       0.81%         0.83%        0.88%        0.85%(1)       0.95%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                         MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
                                      CLASS A                                              CLASS B                CLASS C
-----------------------------------------------------------------------------------    --------------   ----------------------------


                                                                       PERIOD FROM      PERIOD FROM                    PERIOD FROM
                                                                      APRIL 15, 1994   MARCH 1, 1999                  JUNE 30, 1998
                                                                         (DATE OF         (DATE OF                       (DATE OF
  SIX MONTH                                                            INITIAL PUBLIC  INITIAL PUBLIC    SIX MONTH    INITIAL PUBLIC
 PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   OFFERING) TO    OFFERING) TO    PERIOD ENDED    OFFERING) TO
APRIL 30, 1999  OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    APRIL 30, 1999  APRIL 30, 1999   OCTOBER 31,
 (UNAUDITED)        1998          1997          1996          1995         1994         (UNAUDITED)      (UNAUDITED)       1998
-------------   -----------   -----------   -----------   ----------- --------------  ---------------- -------------- --------------

 $    1.00        $   1.00     $    1.00      $   1.00      $   1.00     $   1.00        $  1.00           $  1.00       $  1.00
 ---------        --------     ---------      --------      --------     --------        -------           -------       -------


      0.02            0.05          0.05          0.05          0.06         0.03           0.01              0.02          0.02
 ---------        --------     ---------      --------      --------     --------        -------           -------       -------

      0.02            0.05          0.05          0.05          0.06         0.03           0.01              0.02          0.02
 ---------        --------     ---------      --------      --------     --------        -------           -------       -------

     (0.02)          (0.05)        (0.05)        (0.05)        (0.06)       (0.03)         (0.01)            (0.02)        (0.02)
 ---------        --------     ---------      --------      --------     --------        -------           -------       -------
     (0.02)          (0.05)        (0.05)        (0.05)        (0.06)       (0.03)         (0.01)            (0.02)        (0.02)
 ---------        --------     ---------      --------      --------     --------        -------           -------       -------
 $    1.00        $   1.00     $    1.00      $   1.00      $   1.00     $   1.00        $  1.00           $  1.00       $  1.00
 =========        ========     =========      ========      ========     ========        =======           =======       =======
      2.40%           5.36%         5.49%         5.44%         5.95%        2.41%          0.63%             2.40%         1.75%
 $ 178,671        $161,456     $ 156,530      $119,849      $ 78,726     $ 47,350        $   188           $ 4,321       $   916

      0.50%(1)        0.48%         0.37%         0.30%         0.26%        0.21%(1)       1.48%(1)          0.50%(1)      0.48%(1)

      4.75%(1)        5.24%         5.31%         5.30%         5.79%        4.27%(1)       3.77%(1)          4.75%(1)      5.24%(1)


      0.64%(1)        0.72%         0.91%         0.93%         0.87%        0.92%(1)       1.62%(1)          0.64%(1)      0.72%(1)

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                                             INDEX PLUS BOND
                                       ---------------------------------------------------------------------------------------------
                                                    CLASS I                              CLASS A                       CLASS B
                                       -----------------------------------  -----------------------------------   ------------------

                                                                                                                      PERIOD FROM
                                                           PERIOD FROM                          PERIOD FROM          MARCH 1, 1999
                                           SIX MONTH    FEBRUARY 4, 1998        SIX MONTH    FEBRUARY 4, 1998      (DATE OF INITIAL
                                         PERIOD ENDED   (COMMENCEMENT         PERIOD ENDED    (COMMENCEMENT         PUBLIC OFFERING)
                                        APRIL 30, 1999  OF OPERATIONS) TO    APRIL 30, 1999  OF OPERATIONS) TO     TO APRIL 30, 1999
                                          (UNAUDITED)   OCTOBER 31, 1998       (UNAUDITED)    OCTOBER 31, 1998        (UNAUDITED)
                                        --------------  -----------------    --------------  -----------------      ----------------

 Net asset value, beginning of period..    $  10.14         $  10.00            $  10.14        $   10.00              $  9.93
                                           --------         --------            --------        ---------              -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income.................        0.27             0.40                0.26             0.38                 0.07
 Net realized and change in unrealized
    gain or loss on investments........       (0.20)            0.14               (0.20)            0.14                 0.02
                                           --------         --------            ---------       ---------              -------
      Total from investment
          operations...................        0.07             0.54                0.06             0.52                 0.09
                                           --------         --------            --------        ---------              -------
LESS DISTRIBUTIONS:
 From net investment income............       (0.26)           (0.40)              (0.25)           (0.38)               (0.07)
 From net realized gains on
    investments .......................          --               --                  --               --                   --
                                           --------         --------            --------        ---------              -------
      Total distributions..............       (0.26)           (0.40)              (0.25)           (0.38)               (0.07)
                                           --------         --------            --------        ---------              -------
 Net asset value, end of period........    $   9.95         $  10.14            $   9.95        $   10.14              $  9.95
                                           ========         ========            ========        =========              =======
 Total return..........................        0.97%            5.48%               0.85%            5.29%                0.91%
 Net assets, end of period (000's).....    $ 14,206         $ 14,958            $    640        $     280              $   162
 Ratio of net expenses to average net
    assets.............................        0.60%(1)         0.60%(1)            0.85%(1)         0.85%(1)             1.60%(1)
 Ratio of net investment income to
    average net assets.................        5.34%(1)         5.39%(1)            5.09%(1)         5.14%(1)             4.34%(1)
 Ratio of expenses before
    reimbursement and waiver to
    average net assets.................        1.15%(1)         1.42%(1)            1.40%(1)         1.67%(1)             2.14%(1)
 Portfolio turnover rate...............        9.02%           20.86%               9.02%           20.86%                9.02%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                 INDEX PLUS BOND                                                 INDEX PLUS LARGE CAP
---------------------------------------------------  -------------------------------------------------------------------------------
                     CLASS C                                                            CLASS I
---------------------------------------------------  -------------------------------------------------------------------------------

                                PERIOD FROM                                                                     PERIOD FROM
        SIX MONTH              JUNE 30, 1998                 SIX MONTH                                       DECEMBER 10, 1996
      PERIOD ENDED           (DATE OF INITIAL               PERIOD ENDED                                       (COMMENCEMENT
     APRIL 30, 1999         PUBLIC OFFERING) TO            APRIL 30, 1999              YEAR ENDED            OF OPERATIONS) TO
       (UNAUDITED)           OCTOBER 31, 1998               (UNAUDITED)             OCTOBER 31, 1998          OCTOBER 31, 1997
     --------------         -------------------            --------------           ----------------         -----------------

        $  10.13                  $ 10.01                    $   13.78                 $  12.43                  $  10.00
        --------                  -------                    ---------                 --------                  --------

            0.23                     0.16                         0.05                     0.13                      0.12

           (0.19)                    0.11                         3.21                     2.57                      2.33
        --------                  -------                    ---------                 --------                  --------

            0.04                     0.27                         3.26                     2.70                      2.45
        --------                  -------                    ---------                 --------                  --------

           (0.23)                   (0.15)                       (0.07)                   (0.13)                    (0.02)

              --                       --                        (0.20)                   (1.22)                       --
        --------                  -------                    ---------                 --------                  --------
           (0.23)                   (0.15)                       (0.27)                   (1.35)                    (0.02)
        --------                  -------                    ---------                 --------                  --------
        $   9.94                  $ 10.13                    $   16.77                 $  13.78                  $  12.43
        ========                  =======                    =========                 ========                  ========
            0.60%                    2.75%                       23.81%                   23.46%                    24.49%
        $    209                  $   118                    $ 104,078                 $ 31,671                  $ 10,876

            1.35%(1)                 1.35%(1)                     0.70%(1)                 0.70%                     0.70%(1)

            4.59%(1)                 4.64%(1)                     0.60%(1)                 0.96%                     1.15%(1)


            1.90%(1)                 2.17%(1)                     0.76%(1)                 1.17%                     1.95%(1)
            9.02%                   20.86%                       41.79%                  124.16%                    82.31%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                                           INDEX PLUS LARGE CAP
                                       ---------------------------------------------------------------------------------------------
                                                                     CLASS A                                        CLASS B
                                       --------------------------------------------------------------------  -----------------------

                                                                                                                  PERIOD FROM
                                                                                         PERIOD FROM             MARCH 1, 1999
                                             SIX MONTH                                FEBRUARY 3, 1997          (DATE OF INITIAL
                                            PERIOD ENDED                              (DATE OF INITIAL        PUBLIC OFFERING) TO
                                           APRIL 30, 1999          YEAR ENDED        PUBLIC OFFERING) TO         APRIL 30, 1999
                                            (UNAUDITED)         OCTOBER 31, 1998      OCTOBER 31, 1997            (UNAUDITED)
                                           --------------       ----------------     -------------------      -------------------

 Net asset value, beginning of period..       $   13.70              $  12.36             $   10.57                  $  15.68
                                              ---------              --------             ---------                  --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income.................            0.03                  0.09                  0.02                     (0.01)
 Net realized and change in unrealized
    gain or loss on investments........            3.20                  2.56                  1.77                      1.08
                                              ---------              --------             ---------                  --------
      Total from investment
          operations...................            3.23                  2.65                  1.79                      1.07
                                              ---------              --------             ---------                  --------
LESS DISTRIBUTIONS:
 From net investment income............           (0.05)                (0.09)                   --                        --
 From net realized gains on
    investments .......................           (0.20)                (1.22)                   --                        --
                                              ---------              --------             ---------                  --------
      Total distributions..............           (0.25)                (1.31)                   --                        --
                                              ---------              --------             ---------                  --------
 Net asset value, end of period........       $   16.68              $  13.70             $   12.36                  $  16.75
                                              =========              ========             =========                  ========
 Total return..........................           23.73%                23.09%                16.93%                     6.82%
 Net assets, end of period (000's).....       $  33,250              $  6,422             $   1,833                  $  4,980
 Ratio of net expenses to average net
    assets.............................            0.95%(1)              0.99%                 1.45%(1)                  1.67%(1)
 Ratio of net investment income to
    average net assets.................            0.35%(1)              0.67%                 0.16%(1)                 (0.37)%(1)
 Ratio of expenses before
    reimbursement and waiver to
    average net assets.................            1.01%(1)              1.46%                 2.98%(1)                  1.73%(1)
 Portfolio turnover rate...............           41.79%               124.16%                82.31%                    41.79%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

           INDEX PLUS LARGE CAP                                                 INDEX PLUS MID CAP
--------------------------------------------   -------------------------------------------------------------------------------------
                  CLASS C                                     CLASS I                                     CLASS A
--------------------------------------------   ---------------------------------------   -------------------------------------------

                           PERIOD FROM                                PERIOD FROM                                PERIOD FROM
      SIX MONTH           JUNE 30, 1998             SIX MONTH       FEBRUARY 3,1998           SIX MONTH       FEBRUARY 3, 1998
     PERIOD ENDED       (DATE OF INITIAL          PERIOD ENDED       (COMMENCEMENT           PERIOD ENDED      (COMMENCEMENT
    APRIL 30, 1999     PUBLIC OFFERING) TO       APRIL 30, 1999    OF OPERATIONS) TO        APRIL 30, 1999    OF OPERATIONS) TO
     (UNAUDITED)        OCTOBER 31, 1998           (UNAUDITED)     OCTOBER 31, 1998          (UNAUDITED)      OCTOBER 31, 1998
    --------------     -------------------       --------------    -----------------        --------------    --------------------

      $   13.74              $  14.17                $  10.36          $   10.00              $   10.34            $  10.00
      ---------              --------                --------          ---------              ---------            --------


          (0.01)                 0.01                    0.03               0.04                   0.02                0.02

           3.21                 (0.44)                   1.94               0.32                   1.94                0.32
      ---------              --------                --------          ---------              ---------            --------

           3.20                 (0.43)                   1.97               0.36                   1.96                0.34
      ---------              --------                --------          ---------              ---------            --------

          (0.05)                   --                  (0.05)                 --                  (0.04)                  --

          (0.20)                   --                      --                 --                     --                   --
      ---------              --------                --------          ---------              ---------            ---------
          (0.25)                   --                   (0.05)                --                  (0.04)                  --
      ---------              --------                --------          ---------              ---------            ---------
      $   16.69              $  13.74                $  12.28          $   10.36              $   12.26            $  10.34
      =========              ========                ========          =========              =========            ========
          23.44%                (3.04)%                 19.07%              3.60%                 18.93%               3.40%
      $  16,745              $    910                $  8,201          $   6,996              $   1,842            $    269

           1.44%(1)              1.43%(1)                0.75%(1)           0.75%(1)               1.00%(1)            1.00%(1)

          (0.14)%(1)             0.23%(1)                0.55%(1)           0.57%(1)               0.30%(1)            0.32%(1)


           1.50%(1)              1.90%(1)                1.84%(1)           2.51%(1)               2.09%(1)            2.76%(1)
          41.79%               124.16%                  53.27%            129.87%                 53.27%             129.87%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                         INDEX PLUS MID CAP                              INDEX PLUS SMALL CAP
                                       -------------------------------------------------------  ------------------------------------
                                            CLASS B                      CLASS C                               CLASS I
                                       -------------------  ----------------------------------  ------------------------------------

                                          PERIOD FROM
                                          MARCH 1, 1999                         PERIOD FROM
                                        (DATE OF INITIAL        SIX MONTH      JUNE 30, 1998        SIX MONTH         PERIOD FROM
                                         PUBLIC OFFERING      PERIOD ENDED   (DATE OF INITIAL      PERIOD ENDED    FEBRUARY 3, 1998
                                           TO APRIL 30,         APRIL 30,     PUBLIC OFFERING)      APRIL 30,       (COMMENCEMENT
                                              1999                1999         TO OCTOBER 31,         1999         OF OPERATIONS) TO
                                          (UNAUDITED)         (UNAUDITED)          1998            (UNAUDITED)      OCTOBER 31,1998
                                        -----------------     ------------    ----------------     ------------     ----------------

 Net asset value, beginning of period..     $  11.23             $ 10.33          $  10.92           $  8.87           $  10.00
                                            --------             -------          --------           -------           --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income.................        (0.01)              (0.01)            (0.01)             0.01               0.02
 Net realized and change in unrealized
     gain or loss on investments.......         1.04                1.93             (0.58)             0.75              (1.15)
                                            --------             -------          --------           -------           --------
      Total from investment operations.         1.03                1.92             (0.59)             0.76              (1.13)
                                            --------             -------          --------           -------           --------
LESS DISTRIBUTIONS:
 From net investment income............           --               (0.03)               --             (0.02)                --
                                            --------             -------          --------           -------           --------
       Total distributions.............           --               (0.03)               --             (0.02)                --
                                            --------             -------          --------           -------           --------
 Net asset value, end of period........     $  12.26             $ 12.22          $  10.33           $  9.61           $   8.87
                                            ========             =======          ========           =======           ========
 Total return .........................         9.17%              18.70%            (5.40)%            8.62%            (11.30)%
 Net assets, end of period (000's).....     $    158             $   200          $    100           $ 5,936           $  5,862
 Ratio of net expenses to average net
     assets............................         1.74%(1)            1.48%(1)          1.50%(1)          0.75%(1)           0.75%(1)
 Ratio of net investment income to
     average net assets................        (0.44)%(1)          (0.18)%(1)        (0.18)%(1)         0.24%(1)           0.25%(1)
 Ratio of expenses before
     reimbursement and waiver to
     average net assets................         2.83%(1)            2.57%(1)          3.26%(1)          2.04%(1)           2.63%(1)
 Portfolio turnover rate...............        53.27%              53.27%           129.87%            45.77%            100.41%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                    INDEX PLUS SMALL CAP
------------------------------------------------------------------------------------------------------------------------------------
                       CLASS A                                   CLASS B                                 CLASS C
----------------------------------------------------   -----------------------------   ---------------------------------------------

                                                                PERIOD FROM
                                                                MARCH 1, 1999                                       PERIOD FROM
         SIX MONTH                PERIOD FROM                 (DATE OF INITIAL                SIX MONTH           JUNE 30, 1998
       PERIOD ENDED             FEBRUARY 3, 1998              PUBLIC OFFERING)              PERIOD ENDED         (DATE OF INITIAL
         APRIL 30,               (COMMENCEMENT                  TO APRIL 30,                  APRIL 30,          PUBLIC OFFERING)
           1999                OF OPERATIONS) TO                    1999                        1999              TO OCTOBER 31,
        (UNAUDITED)             OCTOBER 31,1998                 (UNAUDITED)                  (UNAUDITED)               1998
       ------------            -----------------              ----------------              ------------         ----------------

          $   8.86                   $  10.00                     $   8.91                    $   8.84               $  10.62
          --------                   --------                     --------                    --------               --------


                --                         --                        (0.01)                      (0.02)                 (0.02)

              0.74                      (1.14)                        0.69                        0.75                  (1.76)
          --------                   --------                     --------                    --------               --------

              0.74                      (1.14)                        0.68                        0.73                  (1.78)
          --------                   --------                     --------                    --------               --------

             (0.01)                        --                           --                          --                     --
          --------                   --------                     --------                    --------               --------

             (0.01)                        --                           --                          --                     --
          --------                   --------                     --------                    --------               --------
          $   9.59                   $   8.86                     $   9.59                    $   9.57               $   8.84
          ========                   ========                     ========                    ========               ========
              8.40%                    (11.40)%                       7.63%                       8.26%                (16.76)%
          $  1,436                  $     349                     $    124                    $    381               $    155

              1.00%(1)                   1.00%(1)                     1.74%(1)                    1.50%(1)               1.50%(1)

             (0.01)%(1)                  0.00%                       (0.76)%(1)                  (0.51)%(1)             (0.50)%(1)


              2.29%(1)                   2.88%(1)                     3.03%(1)                    2.79%(1)               3.38%(1)
             45.77%                    100.41%                       45.77%                      45.77%                100.41%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                                                  ASCENT
                                       ---------------------------------------------------------------------------------------------
                                                                                  CLASS I
                                       ---------------------------------------------------------------------------------------------

                                            SIX MONTH                                                                PERIOD FROM
                                             PERIOD                                                                JANUARY 4, 1995
                                         ENDED APRIL 30,      YEAR ENDED        YEAR ENDED         YEAR ENDED       (COMMENCEMENT
                                              1999           OCTOBER 31,        OCTOBER 31,        OCTOBER 31,     OF OPERATIONS) TO
                                           (UNAUDITED)           1998              1997               1996         OCTOBER 31, 1995
                                         ---------------     -----------        -----------        -----------     -----------------

 Net asset value, beginning of period..     $  11.14           $  14.48          $  12.57            $ 11.67            $ 10.00
                                            --------           --------          --------            -------            -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income.................         0.11               0.24              0.21               0.21               0.25
 Net realized and change in unrealized
     gain or loss on investments.......         1.30              (0.41)             2.92               2.04               1.42
                                            --------           --------          --------            -------            -------
      Total from investment
          operations...................         1.41              (0.17)             3.13               2.25               1.67
                                            --------           --------          --------            -------            -------
LESS DISTRIBUTIONS:
 From net investment income............        (0.18)             (0.41)            (0.25)             (0.38)                --

 From net realized gains on
    investments .......................        (0.31)             (2.76)            (0.97)             (0.97)                --
                                            --------           --------          --------            -------            -------
       Total distributions.............        (0.49)             (3.17)            (1.22)             (1.35)                --
                                            --------           --------          --------            -------            -------
 Net asset value, end of period........     $  12.06           $  11.14          $  14.48            $ 12.57            $ 11.67
                                            ========           ========          ========            =======            =======
 Total return .........................        12.91%             (1.90)%           26.59%             20.94%             16.70%
 Net assets, end of period (000's).....     $ 42,565           $ 38,012          $ 27,359            $25,752            $20,433
 Ratio of net expenses to average net
     assets............................         1.20%(1)           1.24%             1.52%              1.73%              1.38%(1)
 Ratio of net investment income to
     average net assets................         1.99%(1)           2.00%             1.53%               1.69%             2.80%(1)
 Ratio of expenses before
     reimbursement and waiver to
     average net assets................         1.30%(1)           1.43%             1.61%                 --                 --
 Portfolio turnover rate...............        53.08%            105.08%           162.80%             104.84%           164.09%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                               ASCENT
------------------------------------------------------------------------------------------------------------------------------------
                            CLASS A                                        CLASS B                            CLASS C
----------------------------------------------------------------    --------------------     ---------------------------------------

                                                 PERIOD FROM             PERIOD FROM                                   PERIOD FROM
      SIX MONTH                               JANUARY 20, 1997          MARCH 1, 1999              SIX MONTH          JUNE 30, 1998
     PERIOD ENDED                             (DATE OF INITIAL        (DATE OF INITIAL           PERIOD ENDED       (DATE OF INITIAL
      APRIL 30,             YEAR ENDED      PUBLIC OFFERING) TO        PUBLIC OFFERING)             APRIL 30,       PUBLIC OFFERING)
         1999               OCTOBER 31,         OCTOBER 31,           TO APRIL 30, 1999              1999            TO OCTOBER 31,
     (UNAUDITED)               1998                 1997                 (UNAUDITED)              (UNAUDITED)             1998
     ------------           -----------       ----------------        -----------------          ------------       ----------------

     $  11.09                $  14.42             $  12.50                $  11.21                 $  11.11             $  12.49
     --------                --------             --------                --------                 --------             --------


         0.10                    0.20                 0.15                    0.02                     0.06                 0.04

         1.28                   (0.40)                1.77                    0.81                     1.28                (1.42)
     --------                --------             --------                --------                 --------             --------

         1.38                   (0.20)                1.92                    0.83                     1.34                (1.38)
     --------                --------             --------                --------                 --------             --------

        (0.17)                  (0.37)                  --                      --                    (0.13)                  --

        (0.31)                  (2.76)                  --                      --                    (0.31)                  --
     --------                --------             --------                --------                 --------             --------
        (0.48)                  (3.13)                  --                      --                    (0.44)                  --
     --------                --------             --------                --------                 --------             --------
     $  11.99                $  11.09             $  14.42                $  12.04                 $  12.01             $  11.11
     ========                ========             ========                ========                 ========             ========
        12.69%                  (2.17)%              15.36%                   7.40%                   12.28%              (11.05)%
     $  8,883                $  2,266             $    886                $    112                 $  2,267             $    133

         1.45%(1)                1.53%                2.08%(1)                2.20%(1)                 2.18%(1)             2.23%(1)

         1.74%(1)                1.71%                1.11%(1)                0.99%(1)                 1.00%(1)             1.01%(1)


         1.55%(1)                1.72%                2.35%(1)                2.30%(1)                 2.28%(1)             2.42%(1)
        53.08%                 105.08%              162.80%                  53.08%                   53.08%              105.08%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                                                CROSSROADS
                                       ---------------------------------------------------------------------------------------------
                                                                                  CLASS I
                                       ---------------------------------------------------------------------------------------------

                                                                                                                   PERIOD FROM
                                           SIX MONTH                                                             JANUARY 4, 1995
                                          PERIOD ENDED      YEAR ENDED        YEAR ENDED       YEAR ENDED         (COMMENCEMENT
                                         APRIL 30, 1999     OCTOBER 31,      OCTOBER 31,       OCTOBER 31,      OF OPERATIONS) TO
                                          (UNAUDITED)          1998              1997             1996          OCTOBER 31, 1995
                                         --------------     -----------      -----------       -----------      -----------------

 Net asset value, beginning of period..    $   11.08         $   13.29        $   12.16         $   11.53           $  10.00
                                           ---------         ---------        ---------         ---------           --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income.................         0.15              0.31             0.27              0.25               0.29
 Net realized and change in unrealized
     gain or loss on investments.......         0.98             (0.37)            2.16              1.64               1.24
                                           ---------         ---------        ---------         ---------           --------
      Total from investment
          operations...................         1.13             (0.06)            2.43              1.89               1.53
                                           ---------         ---------        ---------         ---------           --------
LESS DISTRIBUTIONS:
 From net investment income............        (0.21)            (0.45)           (0.30)            (0.44)                --
 From net realized gains on
    investments .......................        (0.24)            (1.70)           (1.00)            (0.82)                --
                                           ---------         ---------        ---------         ---------           --------
       Total distributions.............        (0.45)            (2.15)           (1.30)            (1.26)                --
                                           ---------         ---------        ---------         ---------           --------
 Net asset value, end of period........    $   11.76         $   11.08        $   13.29         $   12.16           $  11.53
                                           =========         =========        =========         =========           ========
 Total return .........................        10.31%            (0.87)%          21.65%            17.66%             15.30%
 Net assets, end of period (000's).....    $  40,740          $ 37,620        $  26,028         $  22,947           $ 20,370
 Ratio of net expenses to average net
     assets............................         1.20%(1)          1.24%            1.57%             1.74%              1.40%(1)
 Ratio of net investment income to
     average net assets................         2.59%(1)          2.61%            2.13%             2.18%              3.26%(1)
 Ratio of expenses before
     reimbursement and waiver to
     average net assets................         1.31%(1)          1.40%            1.66%               --                 --
 Portfolio turnover rate...............        49.94%           115.65%          161.75%           107.40%            166.93%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                          CROSSROADS
--------------------------------------------------------------------------------------------------------------------------------
                         CLASS A                                     CLASS B                            CLASS C
-----------------------------------------------------------    ---------------------     ---------------------------------------

                                            PERIOD FROM             PERIOD FROM                                  PERIOD FROM
     SIX MONTH                            JANUARY 20, 1997         MARCH 1, 1999              SIX MONTH         JUNE 30, 1998
    PERIOD ENDED                         (DATE OF INITIAL        (DATE OF INITIAL           PERIOD ENDED      (DATE OF INITIAL
      APRIL 30,           YEAR ENDED      PUBLIC OFFERING)        PUBLIC OFFERING)             APRIL 30,       PUBLIC OFFERING)
        1999              OCTOBER 31,      TO OCTOBER 31,         TO APRIL 30, 1999               1999          TO OCTOBER 31,
    (UNAUDITED)              1998               1997                 (UNAUDITED)             (UNAUDITED)            1998
 ----------------         -----------     ----------------        -----------------          -------------     ----------------
     $  11.01             $  13.22           $  11.67               $  11.09                 $   11.04            $  12.18
     --------             --------           --------               --------                 ---------            --------


         0.13                 0.27               0.30                   0.03                      0.09                0.06

         0.98                (0.37)              1.25                   0.61                      0.97               (1.20)
     --------             --------           --------               --------                 ---------            --------

         1.11                (0.10)              1.55                   0.64                      1.06               (1.14)
     --------             --------           --------               --------                 ---------            --------

        (0.20)               (0.41)                --                     --                     (0.16)                 --

        (0.24)               (1.70)                --                     --                     (0.24)                 --
     --------             --------           --------               --------                  --------             -------
        (0.44)               (2.11)                --                     --                     (0.40)                 --
     --------             --------           --------               --------                  --------             -------
     $  11.68             $  11.01           $  13.22               $  11.73                 $   11.70            $  11.04
     ========             ========           ========               ========                 =========            ========
        10.19%               (1.17)%            13.28%                  5.77%                     9.76%              (9.36)%
     $  7,310             $  2,105           $    547               $    106                 $     128            $    158

         1.45%(1)             1.52%              2.11%(1)               2.20%(1)                  2.20%(1)            2.24%(1)

         2.34%(1)             2.33%              1.64%(1)               1.59%(1)                  1.59%(1)            1.61%(1)


         1.56%(1)             1.68%              2.41%(1)               2.31%(1)                  2.31%(1)            2.40%(1)
        49.94%              115.65%            161.75%                 49.94%                    49.94%             115.65%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                                                  LEGACY
                                       ---------------------------------------------------------------------------------------------
                                                                                  CLASS I
                                       ---------------------------------------------------------------------------------------------

                                            SIX MONTH                                                                PERIOD FROM
                                          PERIOD ENDED                                                             JANUARY 4, 1995
                                            APRIL 30,         YEAR ENDED        YEAR ENDED        YEAR ENDED        (COMMENCEMENT
                                              1999           OCTOBER 31,        OCTOBER 31,       OCTOBER 31,     OF OPERATIONS) TO
                                           (UNAUDITED)           1998              1997               1996        OCTOBER 31, 1995
                                          ------------       -----------        -----------       -----------     -----------------

 Net asset value, beginning of period..     $  10.21           $  12.15          $  11.64           $  11.41           $  10.00
                                            --------           --------          --------           --------           --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income.................         0.16               0.35              0.32               0.29               0.33
 Net realized and change in unrealized
     gain or loss on investments.......         0.61              (0.07)             1.41               1.20               1.08
                                            --------           --------          --------           --------           --------
      Total from investment
          operations...................         0.77               0.28              1.73               1.49               1.41
                                            --------           --------          --------           --------           --------
LESS DISTRIBUTIONS:
 From net investment income............        (0.22)             (0.60)            (0.33)             (0.50)                --
 From net realized gains on
    investments .......................        (0.22)             (1.62)            (0.89)             (0.76)                --
                                            --------           --------          --------           --------           --------
       Total distributions.............        (0.44)             (2.22)            (1.22)             (1.26)                --
                                            --------           --------          --------           --------           --------
 Net asset value, end of period........     $  10.54           $  10.21          $  12.15           $  11.64           $  11.41
                                            ========           ========          ========           ========           ========
 Total return .........................         7.69%              2.51%            15.94%             14.11%             14.10%
 Net assets, end of period (000's).....     $ 25,126           $ 22,352          $ 18,313           $ 22,326           $ 19,651
 Ratio of net expenses to average net
     assets............................         1.20%(1)           1.24%             1.63%              1.73%              1.42%(1)
 Ratio of net investment income to
     average net assets................         3.19%(1)           3.26%             2.77%              2.62%              3.75%(1)
 Ratio of expenses before
     reimbursement and waiver to
     average net assets................         1.51%(1)           1.67%             1.75%                --                 --
 Portfolio turnover rate...............        41.96%            115.12%           158.71%             91.62%            179.88%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                             LEGACY
----------------------------------------------------------------------------------------------------------------------------------
                           CLASS A                                      CLASS B                           CLASS C
--------------------------------------------------------------     -------------------    ----------------------------------------

                                             PERIOD FROM             PERIOD FROM                                 PERIOD FROM
      SIX MONTH                           JANUARY 20, 1997           MARCH 1, 1999            SIX MONTH          JUNE 30, 1998
    PERIOD ENDED                          (DATE OF INITIAL         (DATE OF INITIAL         PERIOD ENDED      (DATE OF INITIAL
      APRIL 30,           YEAR ENDED      PUBLIC OFFERING)       PUBLIC OFFERING) TO         APRIL 30,       PUBLIC OFFERING) TO
        1999             OCTOBER 31,        TO OCTOBER 31,          APRIL 30, 1999              1999             OCTOBER 31,
     (UNAUDITED)             1998                1997                (UNAUDITED)            (UNAUDITED)             1998
    ------------         -----------     -------------------     -------------------        ------------     -------------------

      $  10.15             $  12.09            $  11.01                $  10.08               $  10.18            $  10.72
      --------             --------            --------                --------               --------            --------


          0.15                 0.31                0.29                    0.04                   0.11                0.08

          0.61                (0.06)               0.79                    0.40                   0.61               (0.62)
      --------             --------            --------               ---------               --------            --------

          0.76                 0.25                1.08                    0.44                   0.72               (0.54)
      --------             --------            --------               ---------               --------            --------

         (0.22)               (0.57)                 --                      --                  (0.19)                 --

         (0.22)               (1.62)                 --                      --                  (0.22)                 --
      --------             --------            --------               ---------               --------            --------
         (0.44)               (2.19)                 --                      --                  (0.41)                 --
      --------             --------            --------               ---------               --------            --------
      $  10.47             $  10.15            $  12.09               $   10.52               $  10.49            $  10.18
      ========             ========            ========               =========               ========            ========
          7.55%                2.29%               9.81%                   4.37%                  7.18%              (5.04)%
      $  5,596             $  1,812            $    481               $     104               $    290            $    171

          1.45%(1)             1.53%               2.21%(1)                2.20%(1)               2.20%(1)            2.24%(1)

          2.94%(1)             2.97%               2.39%(1)                2.19%(1)               2.19%(1)            2.26%(1)


          1.76%(1)             1.96%               2.50%(1)                2.51%(1)               2.51%(1)            2.67%(1)
         41.96%              115.12%             158.71%                  41.96%                 41.96%             115.12%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

                  CLASS A, CLASS B, CLASS C AND CLASS I SHARES
                             AETNA SERIES FUND, INC.

            STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 1, 1999

This Statement of Additional Information (Statement) is not a Prospectus and should be read in conjunction with the current Prospectus for Class A, Class B and Class C shares of Aetna Series Fund, Inc. (Company) and the current Prospectus for Class I shares of the Company, each dated August 1, 1999, for the following funds (Funds). Capitalized terms not defined herein are used as defined in the Prospectuses.


CAPITAL APPRECIATION FUNDS
Aetna Growth Fund (Growth)
Aetna International Fund (International)
Aetna Mid Cap Fund (Mid Cap)
Aetna Small Company Fund (Small Company)
Aetna Value Opportunity Fund (Value Opportunity)

GROWTH & INCOME FUNDS
Aetna Balanced Fund (Balanced)
Aetna Growth and Income Fund (Growth and Income)
Aetna Real Estate Securities Fund (Real Estate)

INCOME FUNDS
Aetna Bond Fund (Bond Fund)
Aetna Government Fund
Aetna High Yield Fund (High Yield)
Aetna Money Market Fund (Money Market)

INDEX PLUS FUNDS
Aetna Index Plus Bond Fund (Index Plus Bond)
Aetna Index Plus Large Cap Fund (Index Plus Large Cap)
Aetna Index Plus Mid Cap Fund (Index Plus Mid Cap)
Aetna Index Plus Small Cap Fund (Index Plus Small Cap)

GENERATION FUNDS
Aetna Ascent Fund (Ascent)
Aetna Crossroads Fund (Crossroads)
Aetna Legacy Fund (Legacy)


The Funds' Financial Statements and the independent auditors' reports thereon, included in the Company's Annual Reports and the Financial Statements (unaudited) appearing in the Company's Semi-Annual Reports, are incorporated herein by reference in this Statement. A free copy of the Company's Annual and Semi-Annual Reports and each Prospectus is available upon request by writing to:
Aetna Series Fund, Inc., 10 State House Square, Hartford, Connecticut 06103-3602, or by calling: (800) 367-7732.

                                TABLE OF CONTENTS


GENERAL INFORMATION...........................................................3
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES...............................3
INVESTMENT TECHNIQUES AND RISK FACTORS........................................6
YEAR 2000....................................................................17
DIRECTORS AND OFFICERS.......................................................19
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...................................21
THE INVESTMENT ADVISORY AGREEMENTS...........................................22
THE SUBADVISORY AGREEMENT....................................................25
THE ADMINISTRATIVE SERVICES AGREEMENT........................................26
CUSTODIAN....................................................................27
TRANSFER AGENT...............................................................28
INDEPENDENT AUDITORS.........................................................28
PRINCIPAL UNDERWRITER........................................................28
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS..........................28
PURCHASE AND REDEMPTION OF SHARES............................................31
BROKERAGE ALLOCATION AND TRADING POLICIES....................................34
SHAREHOLDER ACCOUNTS AND SERVICES............................................36
NET ASSET VALUE..............................................................37
TAX STATUS...................................................................38
PERFORMANCE INFORMATION......................................................39
FINANCIAL STATEMENTS.........................................................44

                               GENERAL INFORMATION

Incorporation The Company was incorporated under the laws of Maryland on June 17, 1991.


Series and Classes The Company currently offers 21 separate series, 19 of which are offered through this Statement of Additional Information and the corresponding Prospectuses. Those 19 series are listed on the first page of the Statement. The Board of Directors (Board) has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into four classes: Class A, Class B, Class C and Class I. Class I shares are shares that are offered to certain retirement plans; certain registered investment advisers having an agreement with the Funds to invest a minimum of $1 million within one year of initial purchase; employees and retired employees of Aetna Inc. and its affiliates (including members of employees' and retired persons' immediate families, board members and trustees, and their immediate families); insurance companies (including separate accounts); registered investment companies; shareholders holding Select Class shares at the time such shares were redesignated as Class I shares, and their immediate family members, as long as they maintain a shareholder account; certain bank and independent trust companies investing on behalf of their clients for which they charge trust and investment management fees; members of the Board; NASD-registered representatives of Aeltus Capital or any affiliated broker-dealer (including members of their immediate families); and of such other groups as may be approved by the Company's Board from time to time. Class A, Class B and Class C shares are shares that are offered to accounts not eligible to buy Class I shares. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class;
(b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class.

Capital Stock Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights, except that Class B shares automatically convert to Class A shares after 8 years. Each share of a Fund has the same rights to share in dividends declared by a Fund. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.


Voting Rights Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares of each class held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

The Articles may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Directors and consented to by a majority of the shareholders.

Shareholder Meetings The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (1940 Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

1940 Act Classification The Company is an open-end management investment company, as that term is defined under the 1940 Act. Each Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer. Money Market is subject to this restriction with respect to 100% of its total assets.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

The investment objectives and certain investment policies of each Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of that Fund. This means the lesser of (a) 67% of the shares of a Fund present at a shareholders' meeting if the holders of more than 50% of the shares of that Fund then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, a Fund will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% (100% in the case of Money Market) of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) except for Real Estate, concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, for Ascent, Crossroads and Legacy (collectively referred to as the "Generation Funds"), real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         Additionally for Money Market, investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. Government securities, certificates of deposit, bankers' acceptances, and securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund (other than Money Market) may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

(5) except for Real Estate, purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may (other than Money Market) enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) borrow money, except that (i) a Fund (other than Money Market) may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund (other than Money Market) may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test;

(8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:

(1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this Statement and in the Prospectuses;

(2) except for International and Generation Funds, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). A Fund will invest in securities or obligations of foreign banks only if such banks have a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%. Money Market may only purchase foreign securities or obligations that are U.S.-dollar denominated;

(3) invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(5) invest more than 15% (10% for Money Market, Index Plus Bond, Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A under, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. Aeltus Investment Management, Inc. (Aeltus), the investment adviser, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;


(6) except for High Yield, invest more than 15% (10% for Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by Aeltus to be of comparable quality).


Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

Options, Futures and Other Derivative Instruments

Each Fund may use certain derivative instruments as a means of achieving its investment objective. For purposes other than hedging, a Fund will invest no more than 5% of its assets in derivatives, which at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters and interest-only and principal-only debt instruments.

Each Fund (except Money Market) may use the derivative instruments described below and in the Prospectuses. Derivatives that may be used by a Fund (other than Money Market) include forward contracts, swaps, structured notes, futures and options. Each Fund may invest up to 30% of its assets in lower risk derivatives for hedging or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Forward exchange contracts are not subject to this 30% limitation.

The following provides additional information about those derivative instruments each Fund (except Money Market) may use.


Futures Contracts Each Fund may enter into futures contracts and options thereon subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Option Contracts." A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).


A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.


The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.


When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and, as noted, temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.


If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.


When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

A Fund can buy and write (sell) options on futures contracts. A Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Fund's total assets (100% in the case of Ascent and 60% in the case of Crossroads) at market value at the time of entering into a contract and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. See "Call and Put Options" below for additional restrictions.

Call and Put Options Each Fund may purchase and write (sell) call options and put options on securities, indices and futures as discussed in the Prospectuses, subject to the restrictions described in this section and under "Additional Restrictions on the Use of Futures and Option Contracts." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of Aeltus.

Each Fund, except the Generation Funds, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. No Fund may buy put options if more than 3% of its assets immediately following such purchase would consist of put options. The Funds may purchase call and sell put options on equity securities only to close out positions previously opened; the Generation Funds are not subject to this restriction. No Fund will write a call option on a security unless the call is "covered" (i.e., it already owns the underlying security). Securities it "already owns" include any stock which it has the right to acquire without any additional payment, at its discretion for as long as the call remains outstanding. This restriction does not apply to the writing of calls on securities indices or futures contracts. The Funds will not write call options on when-issued securities. The Funds purchase call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index, particularly if Aeltus considers these instruments to be undervalued relative to the prices of particular securities or of the securities underlying that index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

A Fund may write calls on securities indices and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.


In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.


If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

A Fund may purchase put options when Aeltus (or Bradley, in the case of Value Opportunity) believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Foreign Futures Contracts and Foreign Options The Funds may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA) nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies Each Fund may write and purchase calls on foreign currencies. A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.


Additional Restrictions on the Use of Futures and Option Contracts CFTC regulations require that to prevent a Fund from being a commodity pool the Funds enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Forward Exchange Contracts Each Fund may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus (or Bradley, in the case of Value Opportunity) to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

Each Fund may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.


The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.


At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange,

Aeltus must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

Interest Rate Swap Transactions Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by a Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, a Fund's loss will consist of the net amount of contractual interest payments that a Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to a Fund's interest rate swap transactions on an ongoing basis. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Mortgage-Related Debt Securities

Money Market, Aetna Government Fund, Bond Fund, Growth and Income, High Yield, Balanced, Real Estate, Index Plus Bond and the Generation Funds may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.

Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter the cash flow.

Asset-Backed Securities

Each Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.


Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.


The collateral behind certain asset-backed securities (such as CARs and CARDs) tends to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

Zero Coupon and Pay-in-Kind Securities


Each Fund may invest in zero coupon securities and all Funds (except Money Market) may invest in pay-in-kind securities. In addition, each Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of zero coupon, STRIPS and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

Additional Risk Factors in Using Derivatives


In addition to any risk factors which may be described elsewhere in this section, or in the Prospectuses, the following sets forth certain information regarding the potential risks associated with a Fund's transactions in derivatives.


Risk of Imperfect Correlation A Fund's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the assets being hedged. If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

Potential Lack of a Liquid Secondary Market Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.

The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements Investments in futures contracts on fixed income securities and related indices involve the risk that if Aeltus' judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Trading and Position Limits Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds.

Counterparty Risk With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Funds' Investment in Equity and Debt Securities

Each Fund may invest in equity and debt securities (except that Aetna Government Fund and Money Market may not invest in equity securities). Equity securities are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default which will be greater with higher-yielding, lower-grade securities. International may hold up to 10% of its total assets in long-term debt securities with an S&P or Moody's rating of AA/Aa or above, or, if unrated, are considered by Aeltus to be of comparable quality. Balanced generally maintains at least 25% of its total assets in debt securities.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, a Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of a Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from a Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Fund's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

Variable Rate Demand Instruments

Each Fund, except International, may invest in variable rate demand instruments. Variable rate demand instruments (including floating rate instruments) held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.

Foreign Securities

All Funds may invest in foreign securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Because the Funds (other than Money Market) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

High-Yield Bonds

All Funds, except International, Aetna Government Fund and Money Market, may invest in high-yield bonds, subject to the limits described above and in the Prospectuses. High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's and S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by Aeltus. These securities include:

(a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;

(b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

(c)   any securities convertible into any of the foregoing.

Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, Aeltus seeks to identify situations in which Aeltus believes that future developments will enhance the creditworthiness and the ratings of the issuer.

Some of the risks associated with high-yield bonds include:

Sensitivity to Interest Rate and Economic Changes High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset value. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Payment Expectations High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks Some issuers of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

Limitations of Credit Ratings The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.

Convertibles

All Funds except Aetna Government Fund may invest in convertible securities. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Real Estate Securities

All Funds except Bond Fund, Aetna Government Fund, High Yield and Money Market may invest in real estate securities, including interests in real estate investment trusts (REITs), real estate development, real estate operating companies, and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both.

Equity Securities of Smaller Companies

All Funds other than Bond Fund, Aetna Government Fund, Money Market, High Yield and Index Plus Bond may invest in equity securities issued by U.S. companies with smaller market capitalizations. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small-capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies. Securities of small-capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.

Supranational Agencies

Each Fund, except Mid Cap, Real Estate, International, Small Company and Growth, may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

Borrowing

Each Fund may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Funds do not intend to borrow, except that they may invest in leveraged derivatives which have certain risks as outlined above. The Funds may borrow for leveraging purposes only if after the borrowing, the value of the Funds' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds.

Bank Obligations

Each Fund may invest in obligations issued by domestic or foreign banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit) provided the issuing bank has a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%.

Portfolio Turnover

The portfolio turnover rate for Small Company was significantly higher in 1998 than in 1997 because of increased volatility in the market for small-capitalization stocks. The portfolio turnover rate for Bond Fund was significantly higher in 1998 than in 1997 because of a change in portfolio managers which led to a reallocation of Fund assets. The portfolio turnover rate for Index Plus Large Cap was significantly higher in 1998 than in 1997 because of increased volatility in the quantitative rankings used in managing the Fund.


                                    YEAR 2000

As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as "Aetna Inc."), is dependent on computer systems and applications to conduct its business. Aetna Inc. has developed and is currently executing a comprehensive risk-based plan designed to make its mission-critical information technology (IT) systems and embedded systems Year 2000 ready. The plan for IT systems covers five stages including
(i) assessment, (ii) remediation, (iii) testing, (iv) implementation and (v) Year 2000 approval. The remediation and testing of domestic mission-critical IT systems has been completed. Remediation and/or testing activities remain to be completed on approximately 1% of the systems portfolio. Final Year 2000 approval testing for all systems is on target to complete mid-1999. The costs of these efforts will not affect the Funds.

Aeltus and the Funds also have relationships with broker-dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna Inc. Aetna Inc., including Aeltus, has initiated communication with its critical external relationships, including MBIA, to determine the extent to which Aetna Inc. may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Aetna Inc. and Aeltus have assessed and are prioritizing responses in an attempt to mitigate risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the Funds, including, without limitation, its operation or the valuation of its assets.

In addition, the Year 2000 problem may adversely affect issuers in which the Funds invest. For example, issuers may incur substantial costs to address the problem. Aeltus and the Funds will continue to monitor developments relating to this issue.

                             DIRECTORS AND OFFICERS

The investments and administration of the Company are under the supervision of the Board. The Directors and executive officers of the Company and their principal occupations for the past five years are listed below. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). Directors and officers hold the same positions with other investment companies in the same Fund Complex: Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc. and Aetna Variable Portfolios, Inc.

--------------------------------- ------------------------------ ---------------------------------------------------
                                                                    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
             NAME,                      POSITION(S) HELD           (AND POSITIONS HELD WITH AFFILIATED PERSONS OR
        ADDRESS AND AGE                 WITH THE COMPANY               PRINCIPAL UNDERWRITERS OF THE COMPANY)
--------------------------------------------------------------------------------------------------------------------
J. Scott Fox*                     Director and President         Director, Managing Director, Chief Operating
10 State House Square                                            Officer, Chief Financial Officer, Aeltus
Hartford, Connecticut                                            Investment Management, Inc., October 1997 to
Age 44                                                           Age 44 present; Director and Senior Vice President,
                                                                 Aetna Life Insurance and Annuity Company, March
                                                                 1997 to February 1998; Director, Managing Director,
                                                                 Chief Operating Officer, Chief Financial Officer
                                                                 and Treasurer, Aeltus, April 1994 to March 1997.
--------------------------------------------------------------------------------------------------------------------

Wayne F. Baltzer                  Vice President                 Vice President, Aeltus Capital, Inc., May 1998 to
10 State House Square                                            present; Vice President, Aetna Investment
Hartford, Connecticut                                            Services, Inc., July 1993 to May 1998.
Age 56
--------------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.           Director                       Professor, Middle Tennessee State University,
3029 St. Johns Drive                                             1991 to present.
Murfreesboro, Tennessee
Age 58
--------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto              Vice President,                Vice President, Mutual Fund Accounting, Aeltus
10 State House Square             Treasurer and Chief            Investment Management, Inc., November 1995 to
Hartford, Connecticut             Financial Officer              present; Director, Mutual Fund Accounting, Aetna
Age 45                                                           Life Insurance and Annuity Company, August 1994
                                                                 to November 1995.
--------------------------------------------------------------------------------------------------------------------
Amy R. Doberman                   Secretary                      General Counsel, Aeltus Investment Management,
10 State House Square                                            Inc., February 1999 to present; Counsel, Aetna
Hartford, Connecticut                                            Life Insurance and Annuity Company, December 1996
Age 37                                                           to present; Attorney, Securities and Exchange
                                                                 Commission, March 1990 to November 1996.

--------------------------------------------------------------------------------------------------------------------
Maria T. Fighetti                 Director                       Manager/Attorney, Health Services, New York City
325 Piermont Road                                                Department of Mental Health, Mental Retardation
Closter, New Jersey                                              and Alcohol Services, 1973 to present.
Age 55
--------------------------------------------------------------------------------------------------------------------
David L. Grove                    Director                       Private Investor; Economic/Financial Consultant,
5 The Knoll                                                      December 1985 to present.
Armonk, New York

Age 81

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
John Y. Kim*                      Director                       Director, President, Chief Executive Officer,
10 State House Square                                            Chief Investment Officer, Aeltus Investment
Hartford, Connecticut                                            Management, Inc., December 1995 to present;
Age 38                                                           Director, Aetna Life Insurance and Annuity
                                                                 Company, February 1995 to present; Senior Vice
                                                                 President, Aetna Life Insurance and Annuity
                                                                 Company, September 1994 to present.
--------------------------------------------------------------------------------------------------------------------
Sidney Koch                       Director                       Financial Adviser, self-employed, January 1993 to
455 East 86th Street                                             present.
New York, New York

Age 64

--------------------------------------------------------------------------------------------------------------------
Frank Litwin                      Vice President                 Managing Director, Aeltus Investment Management,
10 State House Square                                            Inc., August 1997 to present; Managing Director,
Hartford, Connecticut                                            Aeltus Capital, Inc., May 1998 to present; Vice
Age 49                                                           President, Fidelity Investments Institutional
                                                                 Services Company, April 1992 to August 1997.
--------------------------------------------------------------------------------------------------------------------

Shaun P. Mathews*                 Director                       Vice President/Senior Vice President, Aetna Life
151 Farmington Avenue                                            Insurance and Annuity Company, March 1991 to
Hartford, Connecticut                                            present; Director, Aetna Investment Services,
Age 44                                                           Inc., July 1993 to February 1999; Senior Vice
                                                                 President, Aetna Investment Services, Inc., July
                                                                 1993 to February 1999.
--------------------------------------------------------------------------------------------------------------------
Corine T. Norgaard                Director                       Dean of the Barney School of Business, University
556 Wormwood Hill                                                of Hartford (West Hartford, CT), August 1996 to
Mansfield Center, Connecticut                                    present; Professor, Accounting and Dean of the
Age 62                                                           School of Management, SUNY Binghamton
                                                                 (Binghamton, NY), August 1993 to August 1996.
--------------------------------------------------------------------------------------------------------------------
Richard G. Scheide                Director                       Trust and Private Banking Consultant, David Ross
11 Lily Street                                                   Palmer Consultants, July 1991 to present.
Nantucket, Massachusetts
Age 70

--------------------------------------------------------------------------------------------------------------------

During the period ended October 31, 1998, members of the Board who are also directors, officers or employees of Aetna Inc. and its affiliates were not entitled to any compensation from the Company. As of October 31, 1998, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

--------------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL COMPENSATION FROM THE
            NAME OF PERSON                 AGGREGATE COMPENSATION FROM THE           COMPANY AND FUND COMPLEX
               POSITION                                COMPANY                           PAID TO DIRECTORS
--------------------------------------------------------------------------------------------------------------------
Corine Norgaard                                         $6,600                               $66,000
Director
--------------------------------------------------------------------------------------------------------------------
Sidney Koch                                              6,650                                66,500
Director
--------------------------------------------------------------------------------------------------------------------
Maria T. Fighetti*                                       6,550                                65,500
Director
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Richard G. Scheide                                       7,075                                70,750
Director, Chairperson
Audit Committee
--------------------------------------------------------------------------------------------------------------------
David L. Grove*                                          6,925                                69,250
Director, Chairperson
Contract Committee
--------------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.
Director                                                 3,077                                30,778
--------------------------------------------------------------------------------------------------------------------

*During the fiscal year ended October 31, 1998, Ms. Fighetti and Dr. Grove deferred $15,000 and $69,250, respectively, of their compensation from the Fund Complex pursuant to this arrangement.

             CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of June 30, 1999, Aetna Life Insurance and Annuity Company (Aetna), a Connecticut corporation, and its affiliates, had the following interest in the Funds, through direct ownership or through one of Aetna's separate accounts:


                                                                      % Aetna and its affiliates
                                             -----------------------------------------------------------------------------
                                                       Class I             Class A           Class B           Class C
                                                       -------             -------           -------           -------

Aetna Bond Fund                                        55.79%                                 71.19%
Aetna Government Fund                                  81.23%                                 86.84%            45.72%
Aetna High Yield Fund                                  98.39%              25.73%             69.11%
Aetna Index Plus Bond Fund                             99.75%              14.07%             36.84%            33.70%
Aetna Index Plus Large Cap Fund                        40.05%
Aetna Index Plus Mid Cap Fund                          98.29%               4.95%             36.38%
Aetna Index Plus Small Cap Fund                        98.03%               6.24%             47.35%
Aetna International Fund                               21.03%                                 53.54%
Aetna Mid Cap Fund                                     97.94%              21.11%             95.67%            73.78%
Aetna Money Market Fund                                50.27%                                 41.76%
Aetna Real Estate Securities Fund                      95.71%              11.99%             71.72%            48.01%
Aetna Small Company Fund                               54.59%                                 72.66%
Aetna Value Opportunity Fund                           96.72%              13.98%             89.39%            48.77%
Aetna Ascent Fund                                      85.31%                                 94.81%
Aetna Crossroads Fund                                  90.82%                                100.00%
Aetna Legacy Fund                                      82.97%                                 92.52%
Aetna Growth Fund                                      15.77%
Aetna Growth and Income Fund                           13.90%
Aetna Balanced Fund                                    18.62%



Shares of the Funds held beneficially by Aetna and its affiliates are voted in the same proportion as shares held by non-Aetna shareholders of that Fund.

As of January 31, 1999, officers and Directors owned less than 1% of the outstanding shares of any of the Funds.

Aetna (like Aeltus) is an indirect wholly-owned subsidiary of Aetna Retirement Services, Inc., which is in turn an indirect wholly-owned subsidiary of Aetna Inc. Aetna's principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156. Aetna is registered with the Commission as an investment adviser.

                       THE INVESTMENT ADVISORY AGREEMENTS


The Company, on behalf of each Fund, has entered into investment advisory agreements (Advisory Agreements) appointing Aeltus as the Investment Adviser of each Fund. Under the Advisory Agreements and subject to the supervision of the Board, Aeltus has responsibility for supervising all aspects of the operations of each Fund including the selection, purchase and sale of securities. Under the Advisory Agreements, Aeltus is given the right to delegate any or all of its obligations to a subadviser. Aeltus is an indirect wholly-owned subsidiary of Aetna Inc., a publicly-owned holding company whose principal operating subsidiaries engage in the health benefits, insurance and financial services businesses in the U.S. and internationally.

The Advisory Agreements provide that Aeltus is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as Directors of the Company and that each Fund is responsible for payment of all other of its costs.


Advisory Fees for each Fund are allocated to a particular class on the basis of the net assets of that class in relation to the net assets of the Fund. Listed below are the Advisory Fees that Aeltus is entitled to receive from each Fund at an annual rate based on average daily net assets of each Fund:

                                 ADVISORY FEE                      ASSETS
CAPITAL APPRECIATION FUNDS

Growth                              0.700%            On first $250 million
                                    0.650%            On next $250 million
                                    0.625%            On next $250 million
                                    0.600%            On next $1.25 billion
                                    0.550%            Over $2 billion

International                       0.850%            On first $250 million
                                    0.800%            On next $250 million
                                    0.775%            On next $250 million
                                    0.750%            On next $1.25 billion
                                    0.700%            Over $2 billion

Mid Cap                             0.750%            On first $250 million
                                    0.700%            On next $250 million
                                    0.675%            On next $250 million
                                    0.650%            On next $1.25 billion
                                    0.600%            Over $2 billion

Small Company                       0.850%            On first $250 million
                                    0.800%            On next $250 million
                                    0.775%            On next $250 million
                                    0.750%            On next $1.25 billion
                                    0.725%            Over $2 billion

Value Opportunity                   0.700%            On first $250 million
                                    0.650%            On next $250 million
                                    0.625%            On next $250 million
                                    0.600%            On next $1.25 billion
                                    0.550%            Over $2 billion

GROWTH & INCOME FUNDS
Balanced                            0.800%            On first $500 million
                                    0.750%            On next $500 million
                                    0.700%            On next $1 billion
                                    0.650%            Over $2 billion

Growth and Income                   0.700%            On first $250 million
                                    0.650%            On next $250 million
                                    0.625%            On next $250 million
                                    0.600%            On next $1.25 billion
                                    0.550%            Over $2 billion

Real Estate                         0.800%            On first $250 million
                                    0.750%            On next $250 million
                                    0.725%            On next $250 million
                                    0.700%            On next $1.25 billion
                                    0.650%            Over $2 billion
INCOME FUNDS
Bond Fund                           0.500%            On first $250 million
                                    0.475%            On next $250 million
                                    0.450%            On next $250 million
                                    0.425%            On next $1.25 billion
                                    0.400%            Over $2 billion

Aetna Government Fund               0.500%            On first $250 million
                                    0.475%            On next $250 million
                                    0.450%            On next $250 million
                                    0.425%            On next $1.25 billion
                                    0.400%            Over $2 billion

High Yield                          0.650%            On first $250 million
                                    0.600%            On next $250 million
                                    0.575%            On next $250 million
                                    0.550%            On next $1.25 billion
                                    0.500%            Over $2 billion

Money Market                        0.400%            On first $500 million
                                    0.350%            On next $500 million
                                    0.340%            On next $1 billion
                                    0.330%            On next $1 billion
                                    0.300%            Over $3 billion

INDEX PLUS FUNDS
Index Plus Bond                     0.350%            On first $250 million
                                    0.350%            On next $250 million
                                    0.325%            On next $250 million
                                    0.300%            On next $1.25 billion
                                    0.275%            Over $2 billion

Index Plus Large Cap                0.450%            On first $250 million
                                    0.450%            On next $250 million
                                    0.425%            On next $250 million
                                    0.400%            On next $250 million
                                    0.400%            On next $1 billion
                                    0.375%            Over $2 billion

Index Plus Mid Cap                  0.450%            On first $250 million
                                    0.450%            On next $250 million
                                    0.425%            On next $250 million
                                    0.400%            On next $1.25 billion
                                    0.375%            Over $2 billion

Index Plus Small Cap                0.450%            On first $250 million
                                    0.450%            On next $250 million
                                    0.425%            On next $250 million
                                    0.400%            On next $1.25 billion
                                    0.375%            Over $2 billion

GENERATION FUNDS
Ascent Fund                         0.800%            On first $500 million
                                    0.775%            On next $500 million
                                    0.750%            On next $500 million
                                    0.725%            On next $500 million
                                    0.700%            Over $2 billion

Crossroads Fund                     0.800%            On first $500 million
                                    0.775%            On next $500 million
                                    0.750%            On next $500 million
                                    0.725%            On next $500 million
                                    0.700%            Over $2 billion

Legacy Fund                         0.800%            On first $500 million
                                    0.775%            On next $500 million
                                    0.750%            On next $500 million
                                    0.725%            On next $500 million
                                    0.700%            Over $2 billion


For the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996, investment advisory fees were paid to Aetna (investment adviser to the Funds prior to February 2, 1998) and Aeltus (for the period February 2, 1998 through October 31, 1998) as follows:

Year Ended October 31, 1998
---------------------------

                                   Total Investment                                   Net Advisory
Company Name                        Advisory Fees                 Waiver                Fees Paid
------------                        -------------                 ------                ---------

Growth                                   809,670                        0                 809,670
International                            493,627                  110,044                 383,583
Mid Cap*                                  29,053                   29,053                       0
Small Company                            298,442                   40,629                 257,813
Value Opportunity**                       28,337                   28,337                       0
Balanced                                 955,035                        0                 955,035
Growth and Income                      4,429,415                        0               4,429,415
Real Estate**                             28,481                   28,481                       0
Bond Fund                                196,033                   87,410                 108,623
Aetna Government Fund                     62,424                   62,424                       0
High Yield**                              47,995                   47,995                       0
Money Market                           1,701,171                1,041,156                 660,015
Index Plus Bond*                          39,396                   39,396                       0
Index Plus Large Cap                     102,550                  102,550                       0
Index Plus Mid Cap***                     25,868                   25,868                       0
Index Plus Small Cap***                   24,996                   24,996                       0
Ascent                                   295,978                   69,924                 226,054
Crossroads                               295,895                   61,513                 234,382
Legacy                                   174,700                   94,604                  80,096

Year Ended October 31, 1997
---------------------------

                                    Total Investment                                    Net Advisory
Company Name                        Advisory Fees                 Waiver                Fees Paid
------------                        -------------                 ------                ---------

Growth                                   500,660                        0                 500,660
International                            639,565                        0                 639,565
Small Company                            238,340                        0                 238,340
Balanced                                 812,391                        0                 812,391
Growth and Income                      3,385,694                        0               3,385,694
Bond Fund                                163,110                  128,800                  34,310
Aetna Government Fund                     53,048                   53,048                       0
Money Market                           1,782,769                1,782,769                       0
Index Plus Large Cap****                  49,212                   49,212                       0
Ascent                                   202,834                   21,845                 180,989
Crossroads                               186,369                   19,968                 166,401
Legacy                                   151,110                   22,749                 128,361

Year Ended October 31, 1996
---------------------------

                                    Total Investment                                    Net Advisory
Company Name                        Advisory Fees                 Waiver                Fees Paid
------------                        -------------                 ------                ---------

Growth                                   296,559                        0                 296,559
International                            389,220                        0                 389,220
Small Company                            330,302                        0                 330,302
Balanced                                 687,346                        0                 687,346
Growth and Income                      2,616,904                        0               2,616,904
Bond Fund                                174,209                  141,557                  32,652
Aetna Government Fund                     67,466                   67,466                       0
Money Market                           1,560,183                1,560,183                       0
Ascent                                   185,916                        0                 185,916
Crossroads                               177,185                        0                 177,185
Legacy                                   169,807                        0                 169,807

   *Mid Cap and Index Plus Bond commenced operations on February 4, 1998.
    Investment Advisory Fees shown are for the period from February 4, 1998 to October 31, 1998.
  **Value Opportunity, Real Estate and High Yield commenced operations on
    February 2, 1998. Investment Advisory Fees shown are for the period from February 2, 1998 to October 31, 1998.
 ***Index Plus Mid Cap and Index Plus Small Cap commenced operations on
    February 3, 1998. Investment Advisory Fees shown are for the period from February 3, 1998 to October 31, 1998.
****Index Plus Large Cap commenced operations on December 10, 1996. Investment
    Advisory Fees shown are for the period from December 10, 1996 to October 31, 1997.

                              THE SUBADVISORY AGREEMENT

Aeltus and the Company, on behalf of Value Opportunity, have entered into an agreement (Subadvisory Agreement) with Bradley, Foster & Sargent, Inc. (Bradley) effective October 1, 1998 appointing Bradley as subadviser of Value Opportunity. Bradley is managed by its six principals, Robert H. Bradley, Peter B. Canoni, Timothy H. Foster, Jeffrey G. Marsted, J. Edward Roney, Jr., and Joseph D. Sargent.

The Subadvisory Agreement gives Bradley broad latitude to select equity securities for Value Opportunity consistent with the investment objective and policies of the Fund, subject to Aeltus' oversight. The Agreement contemplates that Bradley will be responsible only for making equity investment decisions. Aeltus remains responsible for all other aspects of managing and administering Value Opportunity, including trade execution and cash management.

For the services under the Subadvisory Agreement, Bradley will receive an annual fee payable monthly as described in the Prospectuses. Subadvisory Fees are allocated to a particular class on the basis of the net assets of that class in relation to the net assets of Value Opportunity.

For the month ended October 31, 1998, Aeltus paid Bradley subadvisory fees of $629.

Aeltus has also retained Bradley to provide certain shareholder communication services and marketing assistance with respect to Value Opportunity, through December 31, 1999. The fee for these services is $13,000 per month and is paid out of Aeltus' revenues, not the assets of the Fund.

                      THE ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to the Administrative Services Agreement, Aeltus acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The services provided by Aeltus include: (a) internal accounting services; (b) monitoring regulatory compliance, such as reports and filings with the Commission and state securities regulatory authorities; (c) preparing financial information for proxy statements; (d) preparing semiannual and annual reports to shareholders; (e) calculating net asset values; (f) preparation of certain shareholder communications; (g) supervision of the custodians and transfer agent; and (h) reporting to the Board.

For its services, Aeltus is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets.

For the years ended October 31, 1998, October 31, 1997 and October 31, 1996, administrative services fees were paid to Aetna (administrator to the Funds prior to February 2, 1998) and Aeltus (for the period February 2, 1998 through October 31, 1998) as follows:

Year Ended October 31, 1998
---------------------------

                                    Total Administrative       Administrator            Net Administrative
Company Name                        Services Fees                 Waiver                Services Fees Paid
------------                        -------------                 ------                ------------------

Growth                                   149,789                        0                        149,789
International                             82,614                        0                         82,614
Mid Cap*                                   3,874                    3,874                              0
Small Company                             45,674                        0                         45,674
Value Opportunity**                        4,048                    4,048                              0
Balanced                                 162,126                        0                        162,126
Growth and Income                        903,105                        0                        903,105
Real Estate**                              3,560                    3,560                              0
Bond Fund                                 52,793                        0                         52,793
Aetna Government Fund                     16,722                   16,722                              0
High Yield**                               7,384                    7,384                              0
Money Market                             586,393                        0                        586,393
Index Plus Bond*                          11,256                   11,256                              0
Index Plus Large Cap****                  27,653                    4,832                         22,821
Index Plus Mid Cap***                      5,748                    5,748                              0
Index Plus Small Cap***                    5,555                    5,555                              0
Ascent                                    47,924                        0                         47,924
Crossroads                                47,989                        0                         47,989
Legacy                                    28,950                        0                         28,950

Year Ended October 31, 1997
---------------------------

                                    Total Administrative       Administrator            Net Administrative
Company Name                        Services Fees                 Waiver                Services Fees Paid
------------                        -------------                 ------                ------------------

Growth                                   178,807                        0                        178,807
International                            188,108                        0                        188,108
Small Company                             70,100                        0                         70,100
Balanced                                 253,872                        0                        253,872
Growth and Income                      1,228,819                        0                      1,228,819
Bond Fund                                 81,555                        0                         81,555
Aetna Government Fund                     26,524                   26,524                              0
Money Market                           1,094,798                  175,308                        919,490
Index Plus Large Cap****                  27,340                   27,340                              0
Ascent                                    63,386                        0                         63,386
Crossroads                                58,240                        0                         58,240
Legacy                                    47,222                        0                         47,222

Year Ended October 31, 1996
---------------------------

                                    Total Administrative       Administrator            Net Administrative
Company Name                        Services Fees                 Waiver                Services Fees Paid
------------                        -------------                 ------                ------------------

Growth                                   105,914                        0                        105,914
International                            114,478                        0                        114,478
Small Company                             97,148                        0                         97,148
Balanced                                 214,796                        0                        214,796
Growth and Income                        945,088                        0                        945,088
Bond Fund                                 87,105                        0                         87,105
Aetna Government Fund                     33,733                   33,733                              0
Money Market                             961,110                  498,621                        462,489
Ascent                                    58,099                        0                         58,099
Crossroads                                55,370                        0                         55,370
Legacy                                    53,065                        0                         53,065

   *Mid Cap and Index Plus Bond commenced operations on February 4, 1998.
    Administrative Services Fees shown are for the period from February 4, 1998 to October 31, 1998.
  **Value Opportunity, Real Estate and High Yield commenced operations on
    February 2, 1998. Administrative Services Fees shown are for the period from February 2, 1998 to October 31, 1998.
 ***Index Plus Mid Cap and Index Plus Small Cap commenced operations on
    February 3, 1998. Administrative Services Fees shown are for the period from February 3, 1998 to October 31, 1998.
****Index Plus Large Cap commenced operations on December 10, 1996.
    Administrative Services Fees shown are for the period from December 10, 1996 to October 31, 1997.

                                   CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258, serves as custodian for the assets of all Funds except International. Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts, 02109, serves as custodian for the assets of International. Neither custodian participates in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

For portfolio securities which are purchased and held outside the U.S., Mellon Bank, N.A. and Brown Brothers Harriman & Company have entered into sub-custodian agreements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks or clearing agencies.

                                 TRANSFER AGENT

First Data Investor Services Group, Inc. 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer agent and dividend-paying agent to the Funds.

                              INDEPENDENT AUDITORS

KPMG LLP, CityPlace II, Hartford, Connecticut 06103 serves as independent auditors to the Company. KPMG LLP provides audit services, assistance and consultation in connection with the Commission filings.

                             PRINCIPAL UNDERWRITER

Shares of each Fund are offered on a continuous basis. Effective May 1, 1998, the Company's Board approved a change in the Company's principal underwriter from Aetna Investment Services, Inc. (AISI), 151 Farmington Avenue, Hartford, Connecticut 06156, to Aeltus Capital, Inc. (ACI), 10 State House Square, Hartford, Connecticut 06103-3602. ACI is a Connecticut corporation, and is a wholly-owned subsidiary of Aeltus and an indirect wholly-owned subsidiary of Aetna Inc. ACI has agreed to use its best efforts to distribute the shares as the principal underwriter of the Funds pursuant to an Underwriting Agreement between it and the Company.

               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS


Fund shares are distributed by ACI. With respect to Class A shares of the Funds (other than Money Market), ACI is paid an annual distribution fee at the rate of 0.25% of the value of average daily net assets attributable to those shares under a Distribution Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). With respect to Class B shares of the Funds, ACI is paid an annual distribution fee at the rate of 0.75% of the value of average daily net assets attributable to those shares under a Distribution Plan. With respect to Class C shares of the Funds (other than Money Market), ACI is paid an annual distribution fee at the rate of 0.75% (0.50% for the Index Plus Funds) of the value of average daily net assets attributable to those shares under a Distribution Plan. The distribution fee for a specific class may be used to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The distribution fee for Class B shares may also be used to pay the financing cost of accruing certain unreimbursed expenses. ACI may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.


Class B and Class C shares each are also subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1. Under the Class B Shareholder Services Plan, ACI is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class B shares of each Fund. Under the Class C Shareholder Services Plan, ACI is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class C shares of each Fund except Money Market. The Service Fee may be used by ACI primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts.

ACI is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under each Distribution or Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

Prior to February 2, 1998, with respect to Adviser Class (redesignated Class A) shares, AISI received a Rule 12b-1 fee at the rate of 0.50% and a Shareholder Service fee at the rate of 0.25% (0.10% for Money Market) of the value of average daily net assets.

For the years ended October 31, 1998, 1997 and 1996, Shareholder Services and Distribution fees were paid to Aetna (principal underwriter of the Company prior to August 1, 1997), AISI (for the period August 1, 1997 through April 30, 1998) and ACI (for the period May 1, 1998 through October 31, 1998) as follows:

Year Ended October 31, 1998
---------------------------

Company Name                                Total Underwriting Fees
------------                                -----------------------

Growth                                               $34,543
International                                         60,303
Mid Cap*                                                 507
Small Company                                         29,313
Value Opportunity**                                      861
Balanced                                              24,151
Growth and Income                                     65,703
Real Estate**                                            656
Bond Fund                                              4,918
Aetna Government Fund                                  2,207
High Yield**                                             630
Money Market                                          26,009
Index Plus Bond*                                         616
Index Plus Large Cap                                  12,230
Index Plus Mid Cap***                                    608
Index Plus Small Cap***                                  682
Ascent                                                 5,795
Crossroads                                             5,009
Legacy                                                 4,820

Year Ended October 31, 1997
---------------------------

Company Name                                Total Underwriting Fees
------------                                -----------------------

Growth                                               $49,657
International                                        166,514
Small Company                                         37,758
Balanced                                              37,922
Growth and Income                                     82,810
Bond Fund                                              5,949
Aetna Government Fund                                  3,948
Money Market                                         141,236
Index Plus Large Cap****                               4,683
Ascent*****                                            1,691
Crossroads*****                                          764
Legacy*****                                              823

Year Ended October 31, 1996
---------------------------

Company Name                                Total Underwriting Fees
------------                                -----------------------

Growth                                               $23,653
International                                        167,007
Small Company                                         20,104
Balanced                                              19,775
Growth and Income                                     32,657

Bond Fund                                             15,911
Aetna Government Fund                                  4,074
Money Market                                         101,840

    *Mid Cap and Index Plus Bond commenced operations on February 4, 1998. **Value Opportunity, Real Estate and High Yield commenced operations on
     February 2, 1998.
  ***Index Plus Mid Cap and Index Plus Small Cap commenced operations on
     February 3, 1998.
 ****Index Plus Large Cap commenced operations on December 10, 1996. *****Ascent, Crossroads and Legacy Class A Shares commenced operations on
     January 20, 1997.

Fees in the amount of $26,009, $141,236 and $101,840, for the years ended December 31, 1998, 1997, and 1996, respectively, were waived for Money Market.

The Distribution Plans and Shareholder Services Plans continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution Plans may not be amended to increase the amount to be spent for the services provided by ACI without shareholder approval. All amendments to the Distribution Plans must be approved by the Board in the manner described above. The Distribution Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution Plans. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plans. No other interested person of the Funds has a financial interest in the Plans.

For the fiscal year ended October 31, 1998, approximately $134,458, $25,319, $517, $107,380, $113,451 and $165,681 of total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.

Other Payments to Securities Dealers


Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge.

The following table applies to Growth, International, Mid Cap, Small Company, Value Opportunity, Balanced, Growth and Income, Real Estate, and the Generation
Funds:


When you invest this amount                           Amount of sales charge typically reallowed to dealers as a percentage of offering price

Under $50,000                                                                         5.00%
$50,000 or more but under $100,000                                                    3.75
$100,000 or more but under $250,000                                                   2.75
$250,000 or more but under $500,000                                                   2.00
$500,000 or more but under $1,000,000                                                 1.75



The following table applies to Bond Fund, Aetna Government Fund and High Yield:

When you invest this amount                             Amount of sales charge typically reallowed to dealers as a percentage of offering price

Under $50,000                                                                         4.00%
$50,000 or more but under $100,000                                                    3.75
$100,000 or more but under $250,000                                                   2.75
$250,000 or more but under $500,000                                                   1.75
$500,000 or more but under $1,000,000                                                 1.25


The following table applies to Index Plus Bond, Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap (collectively referred to as the Index Plus Funds):


When you invest this amount                             Amount of sales charge typically reallowed to dealers as a percentage of offering price

Under $50,000                                                                         2.50%
$50,000 or more but under $100,000                                                    2.00
$100,000 or more but under $250,000                                                   1.50
$250,000 or more but under $500,000                                                   1.00
$500,000 or more but under $1,000,000                                                 0.50

Securities dealers that sell Class A shares (other than shares of the Index Plus Funds) in amounts of $1 million or more or that sell load-waived Class A shares to certain retirement plans will be entitled to receive the following commissions:


                                                                  Commission
                                                                  ----------
[bullet] on sales of $1 million to $3 million                        1.00%
[bullet] on sales over $3 million to $20 million                     0.50%
[bullet] on sales over $20 million                                   0.25%


Securities dealers that sell Class A shares of the Index Plus Funds in amounts of $1 million or more or that sell load-waived Class A shares to certain retirement plans will be entitled to receive the following commissions:

                                                                  Commission
                                                                  ----------
[bullet] on sales of $1 million to $3 million                        0.50%
[bullet] on sales over $3 million to $20 million                     0.25%
[bullet] on sales over $20 million                                   0.25%

For sales of Class B shares, your securities dealer is paid an up-front commission equal to four percent (4%) of the amount sold. Beginning in the thirteenth month after the sale is made, ACI uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.

For sales of Class C shares (other than Money Market), your securities dealer is paid an up-front commission based on the amount sold. The up-front commission is equal to one percent (1%) of the sales price, except that in the case of the Index Plus Funds, the up-front commission is equal to 0.75%. This up-front commission is an advance of the 0.25% servicing fee plus the 0.75% (0.50% in the case of the Index Plus Funds) distribution fee for the first year. Beginning in the thirteenth month after the sale is made, ACI uses the servicing fee and the distribution fee to compensate securities dealers, on a monthly basis.

ACI or its affiliates may make payments in addition to those described above to broker-dealers that enter into agreements providing ACI with preferential access to representatives of the broker-dealer. These payments may be in an amount not exceeding 0.13% of the total fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.


                        PURCHASE AND REDEMPTION OF SHARES


Class I shares of the Company are purchased and redeemed at the net asset value
(NAV) of each Fund next determined after a purchase or redemption order is received, as described in the Prospectus. Class B and Class C shares of the Company are purchased at the NAV of each Fund next determined after a purchase order is received. Class B and Class C shares are redeemed at the net asset value of each Fund next determined less any applicable contingent deferred sales charge (CDSC) after a redemption request is received, as described in the Prospectus. Class A shares of the Company are purchased at the NAV of each Fund next determined after a purchase order is received less any applicable front-end sales charge and redeemed at the net asset value of each Fund next determined adjusted for any applicable CDSC after a redemption request is received, as described in the Prospectus.

Payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of a Fund.

Any written request to redeem shares in amounts in excess of $25,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds define a "market timer" as an individual, or entity acting on behalf of one or more individuals, if (i) the individual or entity makes three or more exchange requests out of any Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

Front-end Sales Charge Waivers

Front-end sales charges will not apply if you are buying Class A shares with proceeds from the following sources:

1.   Redemptions from any Aeltus-advised Fund if you:
     [bullet] Originally paid a front-end sales charge on the shares; [bullet] Reinvest the money within 60 days of the redemption date; and [bullet] Reinvest the money in the same class of shares.

2.   Redemptions from other mutual funds if you:
     [bullet] Originally paid a front-end sales charge on the shares; [bullet] Reinvest the money within 30 days of the redemption date; and [bullet] Reinvest the money in the same class of shares.

The Fund's front-end sales charges will also not apply to Class A purchases by:


3. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in any Aeltus-advised Fund or (2) in a separate account sponsored by Aetna or any affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.

4. Certain trust companies and bank trust departments agreeing to invest in the Fund over a 13-month period at least $1 million of assets over which the trust companies and bank trust departments have full or shared investment discretion.


5. Certain retirement plans that are sponsored by an employer with at least 25 employees and either (a) have plan assets of $1 million or more or (b) agree to invest at least $500,000 in the Fund over a 13-month period.


6. Broker-dealers, registered investment advisers and financial planners that have entered into a selling agreement with ACI (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) on behalf of clients participating in advisory fee programs.

7. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with ACI (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) and their immediate family members, as allowed by the internal policies of their employer.

8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer.

9. Shareholders of the Adviser Class at the time such shares were redesignated as Class A shares.

Contingent Deferred Sales Charge

Certain Class A shares, all Class B shares and all Class C shares (except for Money Market) are subject to a CDSC, as described in the Prospectus. There is no CDSC imposed on:

[bullet] redemptions of shares purchased through reinvestment of dividends or capital gains distributions;
[bullet] shares purchased more than two years (in the case of Class A shares), six years (in the case of Class B shares) or eighteen months (in the case of Class C shares) prior to the redemption; and
[bullet] redemptions of Money Market Class A and Class C shares unless:
         [bullet] those shares were purchased through an exchange from another
                  Fund within two years (in the case of Class A shares) or eighteen months (in the case of Class C shares) prior to the redemption; and
         [bullet] the original purchase of the shares exchanged was subject to a CDSC.

CDSC Waivers

The CDSC will be waived for:

[bullet] Exchanges to other Funds of the same class;
[bullet] Redemptions following the death or disability of the shareholder or beneficial owner;
[bullet] Redemptions related to distributions from retirement plans or accounts under Internal Revenue Section 403(b) after you attain age 70 1/2. [bullet] Tax-free returns of excess contributions from employee benefit plans; [bullet] Distributions from employee benefit plans, including those due to plan termination or plan transfer; and
[bullet] Redemptions made in connection with the Automatic Cash Withdrawal Plan
         (see Shareholder Services and Other Features), provided that such redemptions:
         [bullet] are limited annually to no more than 12% of the original account value;
         [bullet] are made in equal monthly amounts, not to exceed 1% per month;
                  and
         [bullet] the minimum account value at the time the Automatic Cash
                  Withdrawal Plan was initiated was no less than $10,000.

Letter of Intent


You may qualify for a reduced sales charge when you buy Class A shares (other than Money Market), as described in the Prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in more than one Fund and will be effective only after notification to ACI that the investment qualifies for a discount. Your holdings in certain Funds (other than Money Market shares) acquired within 90 days of the day the Letter of Intent is filed will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in an equivalent amount.

Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. Such an adjustment will be made at NAV and will not be eligible for the Guarantee. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

Right of Accumulation/Cumulative Quantity Discount


A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares (excluding Money Market) of the Funds already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares (excluding Money Market), as well as those Class A shares (excluding Money Market) of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares (excluding Money Market) of the Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares (excluding Money Market) of the Funds to determine the front-end sales charge that applies.

To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of the Board, Aeltus has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus may also consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Funds' portfolio transactions, subject to Aeltus' duty to obtain best execution.

Aeltus receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Fund. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund and advice as to the valuation of securities, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. Aeltus considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. Aeltus' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. When the trader believes that more than one broker can provide best execution, preference may be given to brokers that provide additional services to Aeltus.

Research services furnished by brokers through whom the Funds effect securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus to benefit the Funds.

Consistent with federal law, Aeltus may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or
(2) by means of separate, non-commission payments. Aeltus' judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' opinion as to which services and which means of payment are in the long-term best interests of the Funds.

The Funds have not effected, and have no present intention of effecting, any brokerage transactions in portfolio securities with Aeltus or any other affiliated person of the Company.


A Fund and another advisory client of Aeltus or Aeltus itself, may desire to buy or sell the same security at or about the same time. In such a case, the purchases or sales will normally be aggregated, and then allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.


Brokerage commissions were paid as follows:

                                    For Year Ended            For Year Ended            For Year Ended
Fund Name                            Oct. 31, 1998             Oct. 31, 1997             Oct. 31, 1996
---------                            -------------             -------------             -------------

Growth                                  $347,005                 $170,182                   $135,750
International                            428,858                  907,087                    479,630
Mid Cap*                                  16,093                      N/A                        N/A
Small Company                            189,609                  167,794                    223,630
Value Opportunity**                       15,334                      N/A                        N/A
Balanced                                  74,562                  131,989                    207,536
Growth and Income                      2,363,653                1,908,594                  1,120,636
Real Estate**                             21,212                      N/A                        N/A
Bond Fund                                      0                        0                          0
Aetna Government Fund                          0                        0                          0
High Yield**                                   0                        0                          0
Money Market                                   0                        0                          0
Index Plus Bond*                               0                        0                          0
Index Plus Large Cap***                   44,831                   15,942                        N/A
Index Plus Mid Cap****                    19,919                      N/A                        N/A
Index Plus Small Cap****                  27,474                      N/A                        N/A
Ascent                                   125,071                  113,789                     81,898
Crossroads                               100,787                   79,184                     61,817
Legacy                                    44,163                   47,247                     38,705

   *Mid Cap and Index Plus Bond commenced operations on February 4, 1998. **Value Opportunity, Real Estate and High Yield commenced operations on
    February 2, 1998.
 ***Index Plus Large Cap commenced operations December 10, 1996.
****Index Plus Mid Cap and Index Plus Small Cap commenced operations on
    February 3, 1998.

For the fiscal year ended October 31, 1998, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

Company Name                                Commissions Paid on Total Transactions
------------                                --------------------------------------

Growth                                                    $36,804
International                                               5,919
Mid Cap*                                                    2,580
Small Company                                               3,573
Value Opportunity**                                         1,200
Balanced                                                   13,840
Growth and Income                                         473,468
Real Estate**                                               1,602
Index Plus Large Cap                                       14,799
Index Plus Mid Cap***                                           0
Index Plus Small Cap***                                         0
Ascent                                                     13,954
Crossroads                                                 10,049
Legacy                                                      4,040

  *Mid Cap and Index Plus Bond commenced operations on February 4, 1998. **Value Opportunity, Real Estate and High Yield commenced operations on
   February 2, 1998.
***Index Plus  Mid Cap and Index Plus Small Cap commenced operations on
   February 3, 1998.

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

The Board has also adopted a Code of Ethics governing personal trading by persons who manage, or who have access to trading activity by, a Fund. The Code of Ethics allows trades to be made in securities that may be held by a Fund. However, it prohibits a person from taking advantage of Fund trades or from acting on inside information. Aeltus also has adopted a Code of Ethics, which the Board reviews annually.

                        SHAREHOLDER ACCOUNTS AND SERVICES

Systematic Investment

The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

Shareholder Information

The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of canceled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Automatic Cash Withdrawal Plan

A CDSC may be applied to withdrawals made under this plan. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

Checkwriting Service

Checkwriting is available with Class A, Class C and Class I shares of Money Market. If the amount of the check is greater than the value of your shares, the check will be returned unpaid. In addition, checks written against shares purchased by check or Systematic Investment during the preceding 12 calendar days will be returned unpaid due to uncollected funds. You may select the checkwriting service by indicating your election on the application or by calling (800) 367-7732. All notices with respect to checks must be given to the transfer agent.

Cross Investing

     Dividend Investing You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

     Systematic Exchange You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call (800) 367-7732.


Signature Guarantee


A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a signature guarantee for redemption requests in amounts in excess of $25,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a signature guarantee with your written redemption instructions regardless of the amount of redemption.

The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request. You can obtain a signature guarantee from any one of the following institutions: a national or state bank (or savings bank in New York or Massachusetts only); a trust company; a federal savings and loan association; or a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges. Please note that signature guarantees are not provided by notaries public.

                                 NET ASSET VALUE


Securities of the Funds are generally valued by independent pricing services which have been approved by the Board. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price if current market quotations are not readily available. Debt securities maturing in more than sixty days at the date of valuation are valued at the mean of the last bid and asked price of such securities obtained from a broker-dealer or a service providing quotations based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation, and all securities in Money Market, will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.


                                   TAX STATUS

The following is only a limited discussion of certain additional tax considerations generally affecting each Fund. No attempt is made to present a detailed explanation of the tax treatment of each Fund and no explanation is provided with respect to the tax treatment of any Fund shareholder. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.


Qualification as a Regulated Investment Company


Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Foreign Investments

Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

If more than 50% of International's total assets at the close of its fiscal year consist of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service (IRS) pursuant to which shareholders will be required to include their pro rata portions of foreign taxes paid by the Fund as income received by them. Shareholders may then either deduct such pro rata portion in computing their taxable income or use them as foreign tax credits against their U.S. income taxes. If International makes such an election, it will report annually to each shareholder the amount of foreign taxes to be included in income and then either deducted or credited. Alternatively, if the amount of foreign taxes paid by International is not large enough to warrant its making such an election, the Fund may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case shareholders would not be required to include any amount of foreign taxes paid by the International in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount tax credit for taxes paid by the Fund.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on the undistributed income of a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                             PERFORMANCE INFORMATION


Performance information for each class of shares including the yield and effective yield of Money Market, the yield or dividend yield of Bond Fund, Aetna Government Fund, High Yield and Index Plus Bond and the total return of all Funds, may appear in reports or promotional literature to current or prospective shareholders.

Money Market Yield


Current yield for Money Market will be based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. This base period return is then multiplied by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

The yield and effective yield for Money Market for the seven days ended October 31, 1998 were 4.96% and 5.09%, respectively.

30-Day Yield for Certain Non-Money Market Funds


Quotations of yield at the public offering price (POP) for Bond Fund, Aetna Government Fund, High Yield and Index Plus Bond will be based on all investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and will be computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:


                          YIELD = 2[(a-b + 1)(6) - 1]
                                     --
                                     cd

Where:

a = dividends and interest earned during the period b = the expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period

d = the maximum POP per share on the last day of the period


For the purpose of determining net investment income earned during the period (variable "a" in the formula), interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual and accrued interest).

For purposes of this calculation, it is assumed that each month contains 30 days.

The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted from time to time to reflect changes in the market value of such debt obligations.

Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.


For the 30-day period ended October 31, 1998:


                                              Yield (at POP)
                               ----------------------------------------------

Name of Fund                   Class A           Class I            Class C
------------                   -------           -------            -------

Bond Fund                         4.93%            5.43%               4.42%
Aetna Government Fund             4.31%            4.79%               3.79%
High Yield                        9.97%           10.74%               9.73%
Index Plus Bond                   4.98%            5.39%               4.63%


The Company may also from time to time include quotations of yield for Class A that are not calculated according to the formula set forth above. Specifically, the Company may include yield for Class A at the NAV per share on the last day of the period, and not the maximum POP per share on the last day of the period. In which case, variable "d" in the formula will be:

         d = the NAV per share on the last day of the period.

For the 30-day period ended October 31, 1998:

                                                              Yield (at NAV)
     Name of Fund                                                Class A
     ------------                                             --------------

     Bond Fund                                                     5.18%
     Aetna Government Fund                                         4.52%
     High Yield                                                   10.48%
     Index Plus Bond                                               5.14%



Dividend Yield


Bond Fund, Aetna Government Fund, High Yield and Index Plus Bond may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on shares of a class during the actual dividend period from net investment income during a stated period.

To calculate dividend yield, the dividends of a class declared during a stated 30-day period are added together and the sum is multiplied by 12 (to annualize the yield) and divided by the NAV on the last day of the dividend period. The formula is shown below:


            Dividend Yield = (Dividends paid x 12) / Net Asset Value

The Class A dividend yield may also be quoted with the public offering price
(POP) for Class A shares. The POP includes the maximum front-end sales charge. The dividend yield for Class B shares and Class C shares is calculated without considering the effect of contingent deferred sales charges.

The dividend yields for the 30-day dividend period ended December 31, 1998 were as follows (Class B shares were not offered during the period listed):


           FUND                            CLASS A (NAV)                CLASS A (POP)                 CLASS C
           ----                            -------------                -------------                 -------
Aetna Government Fund                            4.53%                     4.32%                         4.01%
Bond Fund                                        6.21%                     5.91%                         5.59%
High Yield                                       9.02%                     8.59%                         8.42%
Index Plus Bond                                  5.46%                     5.30%                         4.94%


Average Annual Total Return

Quotations of average annual total return for any Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over a period of one, five and ten years (or, if less, up to the life of the Fund), calculated pursuant to the formula:

                                P(1 + T)(n) = ERV

Where:

P = a hypothetical initial payment of $1,000
T = an average annual total return
n = the number of years
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof).


The Company may also from time to time include in such advertising a total return figure for Class A, Class B and/or Class C that is not calculated according to the formula set forth above.

Specifically, the Company may include performance for Class A that does not take into account payment of the applicable front-end sales load, or the Company may include performance for Class B or Class C that does not take into account the imposition of the applicable CDSC.


All the following figures are based on actual investment performance.

In February 1998, the Funds redesignated Adviser Class shares as Class A shares. For periods prior to the Class A inception date, Class A performance is calculated by using the performance of Class I (formerly Select Class) shares and deducting the Class A front-end sales load and internal fees and expenses of the Adviser Class. In June 1998, the Funds introduced Class C shares. For periods prior to the Class C inception date, Class C performance is calculated using the performance of Class I (formerly Select Class) shares, and deducting the internal fees and expenses applicable to the Class C shares. CDSC applies for all shares redeemed prior to the end of the first eighteen months of ownership. The 1-year returns without CDSC are net of fund expenses only, and do not deduct a CDSC. Neither a front-end sales load nor a CDSC applies to Money Market.

Total Return Quotations as of October 31, 1998:
-----------------------------------------------

CLASS I

            FUND NAME                  1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*

Money Market                            5.36%                5.23%                     4.82%                  1/3/92
Aetna Government Fund                   8.54%                N/A                       6.63%                  1/4/94
Bond Fund                               7.72%                6.07%                     7.02%                  1/3/92
Balanced                               10.81%               13.42%                    12.03%                  1/3/92
Growth and Income                       3.80%               17.67%                    14.78%                  1/3/92
Growth                                 14.78%                N/A                      20.53%                  1/4/94
Index Plus Large Cap                   23.46%                N/A                      25.53%                 12/10/96
Small Company                          -7.47%                N/A                      16.28%                  1/4/94

International                          10.22%               11.65%                    10.15%                  1/3/92
Ascent Fund                            -1.90%                N/A                      15.84%                  1/4/95
Crossroads Fund                        -0.87%                N/A                      13.76%                  1/4/95
Legacy Fund                             2.51%                N/A                      12.11%                  1/4/95
High Yield                              N/A                  N/A                      -6.50%                  2/2/98
Index Plus Bond                         N/A                  N/A                       5.48%                  2/4/98
Index Plus Mid Cap                      N/A                  N/A                       3.60%                  2/3/98
Index Plus Small Cap                    N/A                  N/A                     -11.30%                  2/3/98
Mid Cap                                 N/A                  N/A                      -7.10%                  2/4/98
Real Estate                             N/A                  N/A                     -16.80%                  2/2/98
Value Opportunity                       N/A                  N/A                      -0.10%                  2/2/98

CLASS A  (assuming payment of the front-end sales load)

            FUND NAME                  1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*

Aetna Government Fund                   3.05%                N/A                       4.87%                  1/4/94
Bond Fund                               2.18%                4.33%                     5.52%                  1/3/92
Balanced                                4.09%               11.30%                    10.27%                  1/3/92
Growth and Income                      -2.52%               15.57%                    13.06%                  1/3/92
Growth                                  7.76%                N/A                      18.29%                  1/4/94
Index Plus Large Cap                   19.39%                N/A                      22.88%                 12/10/96
Small Company                         -13.07%                N/A                      14.12%                  1/4/94
International                           3.45%                9.55%                     8.43%                  1/3/92
Ascent Fund                            -7.79%                N/A                      13.39%                  1/4/95
Crossroads Fund                        -6.85%                N/A                      11.32%                  1/4/95
Legacy Fund                            -3.59%                N/A                       9.74%                  1/4/95
High Yield                              N/A                  N/A                     -11.10%                  2/2/98
Index Plus Bond                         N/A                  N/A                       2.13%                  2/4/98
Index Plus Mid Cap                      N/A                  N/A                       0.30%                  2/3/98
Index Plus Small Cap                    N/A                  N/A                     -14.06%                  2/3/98
Mid Cap                                 N/A                  N/A                     -12.54%                  2/4/98
Real Estate                             N/A                  N/A                     -21.77%                  2/2/98
Value Opportunity                       N/A                  N/A                      -6.03%                  2/2/98

CLASS A  (without payment of the front-end sales load)

            FUND NAME                  1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*

Money Market                            5.36%                5.23%                     4.82%                  1/3/92
Aetna Government Fund                   8.19%                N/A                       5.93%                  1/4/94
Bond Fund                               7.27%                5.35%                     6.28%                  1/3/92
Balanced                               10.44%               12.63%                    11.23%                  1/3/92
Growth and Income                       3.42%               16.95%                    14.04%                  1/3/92
Growth                                 14.34%                N/A                      19.75%                  1/4/94
Index Plus Large Cap                   23.09%                N/A                      24.87%                 12/10/96
Small Company                          -7.77%                N/A                      15.53%                  1/4/94
International                           9.76%               10.86%                     9.37%                  1/3/92
Ascent Fund                            -2.17%                N/A                      15.16%                  1/4/95
Crossroads Fund                        -1.17%                N/A                      13.06%                  1/4/95
Legacy Fund                             2.29%                N/A                      11.45%                  1/4/95
High Yield                              N/A                  N/A                      -6.67%                  2/2/98
Index Plus Bond                         N/A                  N/A                       5.29%                  2/4/98
Index Plus Mid Cap                      N/A                  N/A                       3.40%                  2/3/98
Index Plus Small Cap                    N/A                  N/A                     -11.40%                  2/3/98

Mid Cap                                  N/A                  N/A                     -7.20%                  2/4/98
Real Estate                              N/A                  N/A                    -17.00%                  2/2/98
Value Opportunity                        N/A                  N/A                     -0.30%                  2/2/98

CLASS C  (assuming payment of the CDSC)

FUND NAME                              1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*

Aetna Government Fund                   6.46%                N/A                       5.57%                  1/4/94
Bond Fund                               5.54%                4.99%                     5.94%                  1/3/92
Balanced                                8.74%               12.30%                    10.92%                  1/3/92
Growth and Income                       1.85%               16.51%                    13.65%                  1/3/92
Growth                                 12.61%                N/A                      19.32%                  1/4/94
Index Plus Large Cap                   21.74%                N/A                      24.56%                 12/10/96
Small Company                          -9.35%                N/A                      15.11%                  1/4/94
International                           8.31%               10.57%                     9.08%                  1/3/92
Ascent Fund                            -3.78%                N/A                      14.70%                  1/4/95
Crossroads Fund                        -2.87%                N/A                      12.62%                  1/4/95
Legacy Fund                             0.53%                N/A                      11.01%                  1/4/95
High Yield                              N/A                  N/A                      -8.19%                  2/2/98
Index Plus Bond                         N/A                  N/A                       4.04%                  2/4/98
Index Plus Mid Cap                      N/A                  N/A                       2.24%                  2/3/98
Index Plus Small Cap                    N/A                  N/A                     -12.53%                  2/3/98
Mid Cap                                 N/A                  N/A                      -8.69%                  2/4/98
Real Estate                             N/A                  N/A                     -18.26%                  2/2/98
Value Opportunity                       N/A                  N/A                      -1.89%                  2/2/98

CLASS C  (without payment of the CDSC)

            FUND NAME                  1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*

Money Market                            5.36%                5.23%                     4.82%                  1/3/92
Aetna Government Fund                   7.46%                N/A                       5.57%                  1/4/94
Bond Fund                               6.54%                4.99%                     5.94%                  1/3/92
Balanced                                9.74%               12.30%                    10.92%                  1/3/92
Growth and Income                       2.85%               16.51%                    13.65%                  1/3/92
Growth                                 13.61%                N/A                      19.32%                  1/4/94
Index Plus Large Cap                   22.49%                N/A                      24.56%                 12/10/96
Small Company                          -8.43%                N/A                      15.11%                  1/4/94
International                           9.31%               10.57%                     9.08%                  1/3/92
Ascent Fund                            -2.81%                N/A                      14.70%                  1/4/95
Crossroads Fund                        -1.89%                N/A                      12.62%                  1/4/95
Legacy Fund                             1.53%                N/A                      11.01%                  1/4/95
High Yield                              N/A                  N/A                      -7.26%                  2/2/98
Index Plus Bond                         N/A                  N/A                       4.79%                  2/4/98
Index Plus Mid Cap                      N/A                  N/A                       2.99%                  2/3/98
Index Plus Small Cap                    N/A                  N/A                     -11.87%                  2/3/98
Mid Cap                                 N/A                  N/A                      -7.77%                  2/4/98
Real Estate                             N/A                  N/A                     -17.44%                  2/2/98
Value Opportunity                       N/A                  N/A                      -0.90%                  2/2/98

---------------

*The inception dates above represent the commencement of investment operations, which may not coincide with the effective date of the post-effective amendment to the registration statement through which the Funds were added.

Performance information for a Fund may be compared, in reports and promotional literature, to: (a) the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the Russell 3000 Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate Government Bond Index, Merrill Lynch High Yield Index, Salmon Brothers Broad Investment Grade Bond Index, Dow Jones Industrial Average, or other indices (including, where appropriate, a blending of indices) that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general; (b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund.

From time to time sales materials and advertisements may include comparisons of the cost of borrowing a specific amount of money at a given loan rate over a set period of time to the cost of a monthly investment program, over the same time period, which earns the same rate of return. The comparison may involve historical rates of return on a given index, or may involve performance of any of the Funds.

                              FINANCIAL STATEMENTS

The Financial Statements and the independent auditors' reports, thereon, appearing in the Fund's Annual Reports for the fiscal year ended October 31, 1998, and the Financial Statements (unaudited) appearing in the Fund's Semi-Annual Reports for the periods ended April 30, 1999, are incorporated by reference in this Statement. The Companies' Annual and Semi-Annual Reports are available upon request and without charge by calling (800) 367-7732.

SAI.SERIES-99                               Statement of Additional Information

AETNA SERIES FUND, INC.


AETNA PRINCIPAL PROTECTION FUND I

PROSPECTUS



August 1, 1999




Aetna Series Fund, Inc. is an open-end investment company authorized to issue multiple series of shares. This prospectus offers shares of Aetna Principal Protection Fund I (Fund). The Offering Period will run from August 6, 1999 through October 6, 1999. All monies must be received no later than October 5, 1999.


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.

TABLE OF CONTENTS

--------------------------------------------------------------------------------
    THE FUND'S INVESTMENTS                                                   1
      INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS        1

    FUND EXPENSES                                                            3

    OTHER CONSIDERATIONS                                                     4

    THE GUARANTEE                                                            4

    MANAGEMENT OF THE FUND                                                   6

    INVESTING IN THE FUND                                                    7
      Opening an Account and Selecting a Share Class                         7
      How to Buy Shares                                                      9
      How to Sell Shares                                                     9
      Timing of Purchase and Redemption Requests                            10
      Other Information About Shareholder Accounts and Services             11
      Dividends and Distributions                                           12
      Tax Information                                                       12

    ADDITIONAL INFORMATION                                                  13
--------------------------------------------------------------------------------

THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES
AND RISKS

Aetna Principal Protection Fund I (Fund) has both an Offering Period and a Guarantee Period. The OFFERING PERIOD is the only time investors can invest in the Fund. The Offering Period will run from August 6, 1999 through October 6, 1999. All applications must be received by the transfer agent no later than October 5, 1999 (September 7, 1999 in the case of IRA rollovers). All monies must be received no later than October 5, 1999. During the Offering Period, Fund assets will be invested exclusively in money market securities. Once the Offering Period terminates, the Guarantee Period begins. The GUARANTEE PERIOD will run from October 7, 1999 through October 6, 2004 (Maturity Date). During the Guarantee Period, all assets will be invested in accordance with the investment objective and strategies described below. On the Maturity Date, the Fund will distribute to each shareholder the net asset value (NAV) of his or her shares. The Fund guarantees that the amount distributed to each shareholder will be no less than the value of that shareholder's investment as of the inception of the Guarantee Period (Guarantee) provided that all distributions received from the Fund have been reinvested and no shares have been redeemed. If a shareholder takes any distributions or dividends in cash instead of reinvesting them, or if any shares are redeemed before the Maturity Date, the shareholder's guaranteed amount will be reduced as more fully described below. The Fund's Guarantee is backed by an unconditional, irrevocable guarantee from MBIA Insurance Corporation (MBIA), an AAA/Aaa rated monoline financial guarantor.

The Fund is a series of Aetna Series Fund, Inc. (Company). Investors who wish to purchase another series of the Company (Series) may request a separate prospectus by calling 1-800-367-7732.

Investment Objective During the Guarantee Period, the Fund seeks to achieve maximum total return by participating in favorable equity market performance while preserving the principal amount of the Fund as of the inception of the Guarantee Period.

Principal Investment Strategies Under normal market conditions, during the Guarantee Period the Fund's assets are allocated between the following asset classes:

[bullet] EQUITY COMPONENT, consisting primarily of common stocks and [bullet] FIXED COMPONENT, consisting primarily of short- to intermediate-duration U.S. Government securities.

Equity Component Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Fund, invests at least 80% of the Equity Component's net assets in stocks included in the Standard and Poor's 500 Index (S&P 500), other than Aetna Inc. The Equity Component may also include S&P 500 futures contracts. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest publicly traded companies in the U.S. selected by Standard and Poor's Corporation (S&P).

Aeltus manages the Equity Component by overweighting those stocks in the S&P 500 that it believes will outperform the S&P 500 and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the S&P 500. Stocks that Aeltus believes are likely to match the performance of the S&P 500 are invested in proportion to their representation in the index. To determine which stocks to weight more or less heavily, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the Fund generally holds in the Equity Component between 400 and 450 stocks included in the S&P 500. Although the Equity Component will not hold all of the stocks in the S&P 500, Aeltus expects that there will be a close correlation between the performance of the Equity Component and that of the S&P 500 in both rising and falling markets.

Fixed Component Aeltus looks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within one month of the Maturity Date. The Fixed Component will consist primarily of securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The Fixed Component may also include corporate bonds rated AA- or higher by S&P and/or Aa3 or higher by Moody's Investors Services, Inc. and money market instruments.

Asset Allocation Aeltus uses a proprietary computer model to determine, on an ongoing basis, the percentage of assets allocated to the Equity Component and to the Fixed Component in an attempt to meet the investment objective. The model evaluates a number of factors, including but not limited to:

[bullet] the market value of the Fund's assets;
[bullet] the prevailing level of interest rates;
[bullet] equity market volatility; and
[bullet] the length of time remaining until the Maturity Date.

The model will determine the initial allocation between the Equity Component and the Fixed Component on October 7, 1999 and will evaluate the allocations on a daily basis thereafter. Generally, as the market value of the Equity Component rises, more assets are allocated to the Equity Component, and as the market value of the Equity Component declines, more assets are allocated to the Fixed Component.

Principal Risks The principal risks of investing in the Fund are those generally attributable to stock and bond investing. The success of the Fund's strategy depends on Aeltus' skill in allocating assets between the Equity Component and the Fixed Component and in selecting investments within each component. BECAUSE THE FUND INVESTS IN BOTH STOCKS AND BONDS, THE FUND MAY UNDERPERFORM STOCK FUNDS WHEN STOCKS ARE IN FAVOR AND UNDERPERFORM BOND FUNDS WHEN BONDS ARE IN FAVOR.

The risks associated with investing in STOCKS include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

The principal risk associated with investing in BONDS is that interest rates may rise, which generally causes bond prices to fall. The market value of a zero coupon bond portfolio generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is a risk that the issuer will default on the payment of principal or interest.

If interest rates are low (particularly at the inception of the Guarantee Period), Fund assets may be largely invested in the Fixed Component in order to increase the likelihood of preserving the value of the Fund as of the inception of the Guarantee Period. In addition, if during the Guarantee Period the equity markets experienced a major decline, the Fund's assets may become largely or entirely invested in the Fixed Component. In fact, if the value of the Equity Component were to decline by 30% in a single day, a complete and irreversible reallocation to the Fixed Component would occur. In this circumstance, the Fund would not participate in any subsequent recovery in the equity markets. USE OF THE FIXED COMPONENT REDUCES THE FUND'S ABILITY TO PARTICIPATE AS FULLY IN UPWARD EQUITY MARKET MOVEMENTS, AND THEREFORE REPRESENTS SOME LOSS OF OPPORTUNITY, OR OPPORTUNITY COST, COMPARED TO A PORTFOLIO THAT IS MORE HEAVILY INVESTED IN EQUITIES.

If Fund assets do not reach $75 million by the end of the Offering Period, or in the event of severe market volatility or adverse market conditions during the Offering Period, the Company's Board of Directors (Board) reserves the right not to operate the Fund in accordance with its investment objective. In that event, the Fund will continue to be invested in money market instruments and all Fund shareholders will be entitled to receive the greater of: (a) their initial investment (including the amount of their Class A front-end sales load, if applicable) or (b) the then current NAV of their shares.

If you may need access to your money at any point prior to the Maturity Date or if you prefer to receive your dividends and distributions in cash, you should consider the appropriateness of investing in the Fund. Redemptions made for any reason prior to the Maturity Date will be made at NAV and are not eligible for the Guarantee. Any distributions that you receive in the form of cash will reduce your Guarantee proportionally.

SHARES OF THE FUND WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND IF YOU REDEEM YOUR SHARES PRIOR TO THE MATURITY DATE. THERE IS NO GUARANTY THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

Because the Fund is new, it does not have performance information an investor may find useful in evaluating the risks of investing in the Fund.

FUND EXPENSES

The following tables describe the Fund's expenses. Shareholder Fees are paid directly by shareholders. Annual Fund Operating Expenses are expressed as a percentage of the Fund's average daily net assets, and are thus paid indirectly by all Fund shareholders.


--------------------------------------------------------------------------------
                                SHAREHOLDER FEES
                    (fees paid directly from your investment)

                     Maximum Sales                     Maximum Deferred Sales
              Charge (Load) on Purchases              Charge (Load) (as a % of
              (as a % of purchase price)              gross redemption proceeds)

    Class A             4.75%                                    None
    Class B             None                                     5.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                              ANNUAL FUND OPERATING EXPENSES(1)
                                        (expenses that are deducted from Fund assets)

                                   Distribution                               Total            Fee Waiver/
                 Management         (12b-1) and            Other            Operating            Expense             Net
                     Fee           Service Fees          Expenses           Expenses          Reimbursement       Expenses
  Class A           0.65%              0.25%               0.61%              1.51%               0.01%             1.50%
  Class B           0.65%              1.00%               0.61%              2.26%               0.01%             2.25%
--------------------------------------------------------------------------------------------------------------------------


(1) Because the Fund is new, Other Expenses, shown above, are estimated. Aeltus is contractually obligated, through the Maturity Date, to waive all or a portion of its management fee and/or administrative services fee and/or reimburse a portion of the Fund's other expenses in order to ensure that the Fund's total operating expenses do not exceed the percentage of the Fund's average daily net assets reflected in the table under Net Expenses. An administrative services fee of 0.10% and a guarantee fee of 0.33% are included in Other Expenses.


                                     EXAMPLE

The following example is designed to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

                      1 Year*                3 Years*               5 Years*
Class A                $620                    $927                  $1,255
Class B                $728                   $1,003                 $1,405

* Aeltus is contractually obligated to waive fees and/or reimburse expenses through the Maturity Date. Therefore, all figures reflect this waiver/reimbursement.

THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES FOR THE CURRENT YEAR MAY BE GREATER OR LESS THAN THOSE SHOWN.

OTHER CONSIDERATIONS

In addition to the principal investment strategies and risks described above, the Fund may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).

Futures Contracts The Fund may invest in futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. The Fund uses futures to increase exposure or hedge existing exposure to a particular asset class. The Fund may only invest in futures contracts on the S&P 500 and U.S. Treasury securities.

The main risk with futures contracts is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the futures contract.

Year 2000 The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the Fund and its shareholders. However, Aeltus understands that the Fund's key service providers, including the transfer agent, MBIA, the custodian, and the broker-dealers through which the Fund's trades are executed, are taking steps to address the issue. The costs of these efforts will not affect the Fund. The Year 2000 problem also may adversely affect the issuers in which the Fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. Aeltus will continue to monitor developments relating to this issue.

Portfolio Turnover Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year. It is expected that the Fund may have a portfolio turnover rate in excess of 125%. A high portfolio turnover rate increases the Fund's transaction costs and may increase your tax liability.


THE GUARANTEE

The Fund guarantees that on the Maturity Date, each shareholder will receive no less than the Guarantee per Share amount for each share held (Guaranteed Amount). The Guarantee per Share will equal the NAV on the last day of the Offering Period, and thereafter will be adjusted to reflect any dividends and distributions made by the Fund. A shareholder who automatically reinvests all such distributions and does not redeem any shares during the Guarantee Period will receive, on the Maturity Date, no less than his or her account value at the inception of the Guarantee Period. The Fund's Guarantee is backed by an unconditional and irrevocable guarantee from MBIA pursuant to an agreement among MBIA, Aeltus, and the Company on behalf of the Fund. If, on the Maturity Date, the actual NAV is less than the Guarantee per Share, MBIA will pay to the Fund for disbursement to Fund shareholders an amount equal to this difference for every share outstanding. See the SAI or call 1-800-367-7732 for additional details regarding the Guarantee.

In summary, a shareholder who maintains his or her Fund investment through the Maturity Date, makes no redemptions, and reinvests all distributions will be entitled to receive no less than:

[bullet] the amount initially allocated to the Fund, less
[bullet] the amount of the Class A front-end sales load paid, if any, plus [bullet] any accrued interest earned during the Offering Period.

EXAMPLE. Assume you invested $20,000 in Class A shares when the NAV was $10.00 per share. After deducting your sales load of 4.75%, $19,050 will be invested in Class A shares and you will have 1,905 shares in your account.

Assume further that at the end of the day preceding the inception of the Guarantee Period (October 6, 1999), the NAV for Class A shares has increased to $10.02. Your Guaranteed Amount is based on the NAV determined on the evening of October 6, 1999. To calculate your full guarantee, multiply the shares you own on October 6, 1999 by the NAV for your class of shares on October 6, 1999. Using our example:

Shares you own on October 6, 1999                                      1,905.000
NAV of Class A shares on October 6, 1999                               X  $10.02

YOUR GUARANTEED AMOUNT                                                $19,088.10

YOUR GUARANTEED AMOUNT WILL NOT CHANGE DURING THE LIFE OF THE PRODUCT AS LONG AS YOU REINVEST ALL YOUR DIVIDENDS AND DISTRIBUTIONS AND MAKE NO WITHDRAWALS PRIOR TO THE MATURITY DATE.

REDEMPTIONS OF SHARES DURING THE GUARANTEE PERIOD WILL DECREASE THE GUARANTEED AMOUNT TO WHICH A SHAREHOLDER IS ENTITLED. If a shareholder redeems shares in the Fund, he or she will then hold fewer shares at the then current Guarantee per Share, thereby reducing the Guarantee Amount for the shareholder. Redemptions made from the Fund prior to the Maturity Date will be made at NAV, which may be higher or lower than the NAV at the inception of the Guarantee Period. For certain shareholders, redemptions made prior to the Maturity Date may also be subject to a contingent deferred sales charge (CDSC).

THE GUARANTEE PER SHARE WILL DECLINE AS DIVIDENDS AND DISTRIBUTIONS ARE MADE TO SHAREHOLDERS. If a shareholder automatically reinvests dividends and distributions in the Fund, he or she will then hold a greater number of shares at the reduced Guarantee per Share. The result would be to preserve the Guaranteed Amount he or she was entitled to before the dividend or distribution was made. If a shareholder instead elects to receive any dividends or distributions in cash, he or she will then hold the same number of shares at the reduced Guarantee per Share. This will reduce the Guaranteed Amount that such shareholder was entitled to before the dividend or distribution was made.

EXAMPLE. Assume you reinvest your dividends and distributions. The number of shares you own in the Fund will increase at each declaration date. Although the number of shares in your account increases, and the Guarantee per Share decreases, your Guaranteed Amount does not change.

Using our example, assume it is now December 12, 1999 and the Fund declares a dividend of $0.15 per share. Also, assume that the Class A NAV is $11.25 per share at the end of the day on December 12, 1999.

To recalculate your Guarantee per Share:

1. Determine the value of your dividend. Your total dividend will equal the per share dividend multiplied by the number of shares you own the day before the dividend is declared. In our example, we will multiply 1,905 shares by $0.15 per share to arrive at $285.75.

2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending NAV on the day the dividend was declared. In our case, $285.75 divided by $11.25 or 25.400 shares.

3. Adjust your account for your additional shares. Add 1,905.000 and 25.400 to arrive at your new share balance of 1,930.400.

4. Determine your new Guarantee per Share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $19,088.10 by 1,930.400 shares to arrive at the new Guarantee per Share of $9.8882.

5. YOUR GUARANTEED AMOUNT STILL EQUALS $19,088.10.

This calculation is repeated every time the Fund declares a dividend. Although shareholders can perform this calculation themselves, the Fund will recalculate the Guarantee per Share for each class of shares whenever the Fund declares a dividend. Shareholders can obtain this information at any time by calling 1-800-367-7732.

The Fund's Guarantee is backed by a guarantee from MBIA. The Fund will pay to MBIA a fee equal to 0.33% of the average daily net assets of the Fund during the Guarantee Period for providing the Guarantee.

The terms of the Guarantee Agreement prescribe the manner in which the Fund must be managed. Accordingly, the Guarantee Agreement could limit Aeltus' ability to alter the management of the Fund in response to changing market conditions.

See Tax Information - Taxes in Relation to the Guarantee for additional details regarding the Guarantee.

MANAGEMENT OF THE FUND

Aeltus, 10 State House Square, Hartford, Connecticut 06103-3602, serves as investment adviser to the Fund. Aeltus is responsible for managing the assets of the Fund in accordance with its investment objective and policies, subject to oversight by the Board. Aeltus has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.

Advisory Fees For its services, Aeltus is entitled to receive an advisory fee as set forth below. The advisory fee is expressed as an annual rate based on the average daily net assets of the Fund.

Offering Period            0.25%
Guarantee Period           0.65%

PORTFOLIO MANAGEMENT

Asset Allocation Neil Kochen, Managing Director, Aeltus, is responsible for overseeing the overall Fund strategy and the allocation of Fund assets between the Equity and Fixed Components. Mr. Kochen joined the Aetna organization in 1985 and has served as head of fixed income quantitative research, head of investment strategy and policy, and as a senior portfolio manager.

Equity Component Geoffrey A. Brod, Portfolio Manager, Aeltus, manages the Equity Component. He has over 30 years of experience in quantitative applications and has 12 years of experience in equity investments. Mr. Brod has been with the Aetna organization since 1966.

Fixed Component The Fixed Component is managed by a team of Aeltus fixed income specialists.

INVESTING IN THE FUND

OPENING AN ACCOUNT AND SELECTING A SHARE CLASS

How to Open an Account You may open an account either through your investment professional or through the sponsor of your employer-sponsored retirement plan. If you are opening an account through your investment professional, he or she will guide you through the process of investing in the Fund. If you are investing through a retirement plan, please refer to your plan materials.

Selecting a Class

CLASS A SHARES

[bullet] Front-end sales charge applies (at the time of purchase), which will vary depending on the size of your purchase.
[bullet] No CDSC applies, except in certain instances when the front-end sales charge has been waived because the aggregate investment in the Company was at least $1 million or the purchase was through certain participant-directed employee benefit plans.
[bullet] Distribution (12b-1) fee of 0.25% applies.

SALES CHARGES: CLASS A SHARES The table below shows the front-end sales charges you will pay if you purchase Class A shares of the Company in any amount up to $1 million.


-----------------------------------------------------------------------------------------------------------------
                                                         THIS % IS DEDUCTED                   WHICH EQUALS THIS %
                                                          FOR SALES CHARGES                    OF YOUR INVESTMENT
     WHEN YOU INVEST THIS AMOUNT

     Under $50,000                                              4.75%                                4.99%

     $50,000 or more but under $100,000                         4.50%                                4.71%

     $100,000 or more but under $250,000                        3.50%                                3.63%

     $250,000 or more but under $500,000                        2.50%                                2.56%

     $500,000 or more but under $1,000,000                      2.00%                                2.04%
-----------------------------------------------------------------------------------------------------------------


CLASS A SHARES SALES CHARGE WAIVERS The Fund waives the Class A front-end sales charge for purchases made by certain types of shareholders. See the SAI or call 1-800-367-7732 for additional details.

CDSC ON CLASS A SHARES A CDSC is not imposed on Class A shares purchased with an aggregate investment in the Company of less than $1 million. A CDSC may be imposed on Class A shares purchased (i) with an aggregate investment in the Company in excess of $1 million or (ii) by certain participant-directed employee benefit plans. The CDSC on Class A shares will apply only to shares for which a finder's fee is paid to investment professionals pursuant to a distribution agreement with Aeltus Capital, Inc. (ACI), the Company's principal underwriter. The CDSC imposed (based on the lesser of the current market value or the original cost of the shares being redeemed) is as follows:

------------------------------------------------------------------------------------------------------
     WHEN YOU INVEST THIS AMOUNT                                 THIS % IS DEDUCTED FROM YOUR PROCEEDS

     $1 million or more but under $3 million                               Year 1 - 1.00%
                                                                           Year 2 - 0.50%

     $3 million or more but under $20 million                              Year 1 - 0.50%
                                                                           Year 2 - 0.50%

     $20 million or greater                                                Year 1 - 0.25%
                                                                           Year 2 - 0.25%
------------------------------------------------------------------------------------------------------


CLASS B SHARES

[bullet] No front-end sales charge applies.
[bullet] CDSC applies (if you sell your shares within 5 years of purchase). [bullet] Distribution (12b-1) fee of 0.75% applies.
[bullet] Service fee of 0.25% applies.

Investors looking to invest $250,000 or more into the Fund should be aware that they will generally be better served by investing in Class A Shares of the Fund, due to Class A's lower level of annual fund operating expenses. However, if an investor looking to invest $250,000 or more into the Fund is concerned that the NAV will be lower than the Guarantee per Share on the Maturity Date, that investor may be better served by investing in Class B Shares.

SALES CHARGES: CLASS B SHARES The Fund imposes a CDSC on redemptions made within the first 5 years of purchase. The table below shows the applicable CDSC based on the time invested.

REDEMPTION DURING                  CDSC
1st year since purchase             5%
2nd year since purchase             4%
3rd year since purchase             3%
4th year since purchase             3%
5th year since purchase             2%

OTHER POLICIES RELATING TO CHARGES AND FEES

Application of a CDSC To determine whether a CDSC is payable on any redemption, the Fund will FIRST redeem shares not subject to any charge, and THEN shares held longest during the CDSC period. The CDSC is assessed on an amount equal to the lesser of the current market value or the original cost of the shares being redeemed.

Unless otherwise specified, when you request to sell a stated dollar amount, the Fund will redeem additional shares to cover any CDSC. For requests to sell a stated number of shares, the Fund will deduct the amount of the CDSC, if any, from the sale proceeds.

When the CDSC Does Not Apply The CDSC does not apply in certain situations, including certain retirement distributions and certain redemptions made because of disability or death. See the SAI or call 1-800-367-7732 for additional details.

Distribution (12b-1) Fees With respect to both its Class A and Class B shares, the Company has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940 that allows the Fund to pay fees for the sale and distribution of each class of shares. The 12b-1 fees are paid out of the Fund's assets on an ongoing basis, and as a result, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Some or all of the distribution (12b-1) fees may be used to compensate your investment professional.

Service Fee The Company, with respect to its Class B shares, has adopted a Shareholder Services Plan that allows the payment of servicing fees. The service fee is used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts.

HOW TO BUY SHARES

MINIMUM INVESTMENT

All accounts, including retirement accounts, require a minimum initial investment of $10,000.

INSTRUCTIONS FOR BUYING FUND SHARES

Please contact your investment professional or consult your plan materials regarding the purchase of Fund shares.

ALL APPLICATIONS MUST BE RECEIVED BY THE TRANSFER AGENT NO LATER THAN OCTOBER 5, 1999 (SEPTEMBER 7, 1999 IN THE CASE OF IRA ROLLOVERS). MONIES RECEIVED AFTER OCTOBER 5, 1999 WILL NOT BE INVESTED IN THE FUND, EXCEPT UNDER SPECIAL CIRCUMSTANCES AS DETERMINED BY THE BOARD. If you are purchasing Fund shares through your investment professional, he or she will guide you through the process of opening an account, as follows.


TO OPEN AN ACCOUNT

---------------------------------------------------------------------------------------------------------------------
   BY MAIL                     Complete and sign your application, make your check payable to Aetna Series Fund, Inc.
                               and  mail to:
                               Aetna Series Fund, Inc.
                               c/o First Data Investor Services Group, Inc.
                               P.O. Box 9681
                               Providence, RI  02940

                               Your check must be drawn on a bank located within the United States, payable in U.S.
                               dollars, and received by NO LATER THAN OCTOBER 5, 1999. Cash, credit cards and third party checks cannot be used to open an account.

---------------------------------------------------------------------------------------------------------------------

   BY OVERNIGHT                Follow the instructions above for "By Mail" but send your completed application
   COURIER                     and check to:
                               Aetna Series Fund, Inc.
                               c/o First Data Investor Services Group, Inc.
                               4400 Computer Drive
                               Westborough, MA  01581

---------------------------------------------------------------------------------------------------------------------

   BY WIRE                     Not Available.

---------------------------------------------------------------------------------------------------------------------

   BY ELECTRONIC               Not Available.
   FUNDS TRANSFER
---------------------------------------------------------------------------------------------------------------------


HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request through your investment professional, plan sponsor or as described below. Your investment professional may charge you a fee for selling your shares.

Redemption requests in amounts up to $25,000 may be made in writing or by telephone. The Company requires a signature guarantee if the amount of the redemption request is over $25,000. You may obtain a signature guarantee at most banks and securities dealers. Please note that a notary public cannot provide a signature guarantee.

Once your redemption request is received in good order, the Company normally will send the proceeds of the redemption within one or two business days. However, if making immediate payment could adversely affect the Fund, it may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of the Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a signature guarantee.

FUND SHARES MAY BE REDEEMED BY SHAREHOLDERS PRIOR TO THE MATURITY DATE. HOWEVER, REDEMPTIONS MADE FOR ANY REASON PRIOR TO THE MATURITY DATE WILL BE MADE AT NAV AND ARE NOT ELIGIBLE FOR THE GUARANTEE. MOREOVER, REDEMPTIONS MAY BE SUBJECT TO A CDSC.

---------------------------------------------------------------------------------------------------------------------
   REDEMPTIONS BY MAIL              You may redeem shares you own by sending written instructions to:
                                    Aetna Series Fund, Inc.
                                    c/o First Data Investor Services Group, Inc.
                                    P.O. Box 9681
                                    Providence, RI 02940

                                    Your instructions should identify:
                                    [bullet] The number of shares or dollar amount to be redeemed.
                                    [bullet] Your name and account number.

                                    Your instructions must be signed by all person(s) required to sign for the account, exactly as the shares are registered, and, if necessary, accompanied by a signature guarantee(s).

---------------------------------------------------------------------------------------------------------------------

   REDEMPTIONS BY WIRE              A minimum redemption of $1,000 is required for wire transfers. Redemption proceeds will be transferred by wire to your previously designated bank account or to another destination if the federal funds wire instructions provided with your redemption are accompanied by a signature guarantee. A $12 fee will be charged for this service.

---------------------------------------------------------------------------------------------------------------------

   REDEMPTIONS BY                   Call 1-800-367-7732.  Please be prepared to provide your account number, account
   TELEPHONE                        name and the amount of the redemption, which generally must be no less than $500 and no more than $25,000.
---------------------------------------------------------------------------------------------------------------------


TIMING OF PURCHASE AND REDEMPTION REQUESTS

Orders that are received before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be processed at the NAV calculated that business day (adjusted for the front-end sales charge or CDSC, if applicable). Orders received after the close of regular trading on the New York Stock Exchange will be processed at the NAV calculated on the following business day (adjusted for the front-end sales charge or CDSC, if applicable). APPLICATIONS AND/OR FUNDS RECEIVED BY THE TRANSFER AGENT AFTER THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE ON OCTOBER 5, 1999 WILL NOT BE PROCESSED, EXCEPT UNDER SPECIAL CIRCUMSTANCES DETERMINED BY THE BOARD.

Certain institutions and financial intermediaries (Institutions) may be designated by the Fund to accept purchase and redemption orders. If you purchase or redeem shares through these Institutions, and the Institution receives your order before the close of regular trading on the New York Stock Exchange, your shares will be purchased or redeemed at the NAV determined that business day, subject to the applicable front-end sales charge or CDSC.

Institutions may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. In those instances, the Fund will be deemed to have received a purchase or redemption order when the Institution's authorized designee, accepts the order.

Institutions may charge fees or assess other charges for the services they provide to their customers. These fees or charges are retained by the Institution and are not remitted to the Fund.

Shareholders purchasing through an Institution should refer to the Institution's materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES

Business Hours The Fund is open on the same days as the New York Stock Exchange (generally, Monday through Friday). Fund representatives are available from 8:00 a.m. to 8:00 p.m. eastern time on those days.

Net Asset Value The NAV of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time).

In calculating the NAV, securities are valued primarily by independent pricing services using market quotations. Short-term debt securities maturing in less than 60 days are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board.

Exchange Privileges There is no fee to exchange shares from the Fund to another Series of the Company. When you exchange shares, your new shares will be in the equivalent class of your current shares. When you exchange Class B shares of the Fund prior to the Maturity Date for Class B shares in another Series of the Company, you will be subject to the CDSC schedule of that series, but the CDSC will be calculated from the date of your original purchase.

There are no limits on the number of exchanges you can make. However, the Fund may suspend or terminate your exchange privilege if you make more than five exchanges out of the Fund in any calendar year, and the Fund may refuse to accept any exchange request, especially if as a result of the exchange, in Aeltus' judgment, it would be too difficult to invest effectively in accordance with the Fund's investment objective.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund reserves the right to reject any specific purchase or exchange request, including a request made by a market timer.

Telephone Redemption Privileges You automatically receive a telephone redemption privilege when you establish your account. If you do not want this privilege, you may call 1-800-367-7732 to have it removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Telephone redemption requests will be accepted if the request is for a minimum of $500 or a maximum of $25,000. Telephone redemption requests will not be accepted if you:

[bullet] Have submitted a change of address within the preceding 15 calendar days.
[bullet] Are selling shares in a retirement plan account held in trust.

The Fund reserves the right to amend telephone redemption privileges at any time upon notice to shareholders and may refuse a telephone redemption if it believes it is advisable to do so.

Minimum Account Balance You must maintain a minimum balance of $10,000 in the Fund. If you do not, the Fund may redeem all of your remaining shares and mail the proceeds to you at the address of record. The Fund will not redeem shares for failing to maintain an adequate account balance if the account balance falls below the minimum balance only because the value of Fund shares has decreased.

Additional Services The Fund offers additional shareholder services. The Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the SAI or call 1-800-367-7732 for additional information on any of these services.

[bullet] LETTER OF INTENT If, in addition to purchasing Class A shares of the Fund, you agree to purchase a specific amount of Class A shares of one or more Series of the Company (other than Aetna Money Market Fund) over a period of up to 13 months, the front-end sales charge will be calculated at the rate that would have been charged had you purchased the entire amount all at once. You may qualify for a reduced front-end sales charge by notifying us of your intent by completing and returning to us the relevant portion of your application. After the Letter of Intent is filed, each additional investment in a Series will be entitled to the front-end sales charge applicable to the level of investment indicated in the Letter of Intent.

[bullet] RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNTS To determine if you may pay a reduced front-end sales charge on Class A purchases, you may add the amount of your current purchase to the cost or current value, whichever is higher, of other Class A shares of other Series (other than Aetna Money Market Fund) owned by you, your family and your company (if you are the sole owner).

[bullet] TDD SERVICE Telecommunication Device for the Deaf (TDD) services are offered for hearing impaired shareholders. The dedicated number for this service is 1-800-684-4889.

[bullet] TAX-DEFERRED RETIREMENT PLANS The Fund may be used for investment by a variety of tax-deferred retirement plans, such as individual retirement accounts (IRAs, including Roth IRAs) and 401(k) and 403(b)(7) programs sponsored by employers. Purchases made in connection with IRAs and 403(b)(7) accounts may be subject to an annual custodial fee of $10 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for IRAs and 403(b)(7) accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted. All purchase orders in connection with IRA rollovers must be received by the transfer agent no later than September 7, 1999.

DIVIDENDS AND DISTRIBUTIONS

Dividends are declared and paid annually. Capital gains distributions, if any, are paid on an annual basis around the end of the year, December 31. To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution, usually in June. Both income dividends and capital gains distributions are paid by the Fund on a per share basis. As a result, at the time of a payment, the share price (or NAV) and the Guarantee per Share of the Fund will be reduced by the amount of the payment.

Distribution Options When completing your application, you must select one of the following options for dividends and capital gains distributions:

[bullet] FULL REINVESTMENT Both dividends and capital gains distributions from the Fund will be reinvested in additional shares of the same class of shares of the Fund. This option will be selected automatically unless the other option is specified.

[bullet] ALL CASH Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Series, provided you have a minimum of $1,000 in that Series at the time of the exchange.

AN ELECTION TO TAKE DISTRIBUTIONS IN CASH WILL REDUCE THE GUARANTEE PROPORTIONALLY.

Distributions will be paid in additional shares based on the NAV at the close of business on the date the distribution is declared, unless the shareholder elects to receive such distributions in cash.

TAX INFORMATION

[bullet] In general, dividends and short-term capital gains distributions you receive from the Fund are taxable as ordinary income.
[bullet] Distributions of other capital gains you receive generally are taxable as capital gains.
[bullet] Ordinary income and capital gains are taxed at different rates. [bullet] The rates that you will pay on capital gains distributions will depend on how long the Fund holds its portfolio securities. This is true no matter how long you have owned your shares in the Fund or whether you reinvest your distributions or take them in cash.
[bullet] The sale of shares in your account may produce a gain or loss, and typically is a taxable event. For tax purposes, an exchange is the same as a sale.

Every year, the Fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year. You should consult your tax professional for assistance in evaluating the tax implications of investing in the Fund.

Taxes in Relation to the Guarantee Any withholding of taxes on distributions by the Fund will result in a reduction of the benefit under the Guarantee. If an amount is paid to shareholders pursuant to the Guarantee, these amounts probably will be taxable to shareholders. However, it is possible that such amounts could be regarded as a tax-free return of capital.

The Fund does not undertake to suggest to shareholders the manner in which any payments that may be made under the Guarantee are to be treated for tax purposes. Shareholders are specifically advised to consult their tax advisers about the tax treatment of any payments that may be made under the Guarantee.

The Guarantee is a relatively new feature that has not previously been offered by many other mutual funds. As a result, certain tax consequences arising from the Guarantee are not entirely clear.

ADDITIONAL INFORMATION

The SAI, which is incorporated by reference into this Prospectus, contains additional information about the Fund.

You may request free of charge the current SAI, or other information about the Fund, by calling 1-800-367-7732 or writing to:

Aetna Series Fund, Inc.
10 State House Square
Hartford, Connecticut 06103-3602

The SEC also makes available to the public reports and information about the Fund. Certain reports and information, including the SAI, are available on the SEC's web site (http://www.sec.gov) or at the SEC's Public Reference Room in Washington, D.C. You may call 1-800-SEC-0330 to get information on the operations of the Public Reference Room or you may write to Public Reference Section, Washington, D.C. 20549-6009 to get information from the Public Reference Section. The Public Reference Section will charge a duplicating fee for copying and sending any information you request.


Investment Company Act File No. 811-6352.

                             AETNA SERIES FUND, INC.


                        AETNA PRINCIPAL PROTECTION FUND I


            STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 1, 1999


This Statement of Additional Information (Statement) is not a Prospectus and should be read in conjunction with the current Prospectus for the Aetna Principal Protection Fund I, a series of the Aetna Series Fund, Inc. (Company). Capitalized terms not defined herein are used as defined in the Prospectus. The Company is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. This Statement applies only to the Aetna Principal Protection Fund I (Fund).


A free copy of the Fund's Prospectus is available upon request by writing to the Fund at: 10 State House Square, Hartford, Connecticut 06103-3602, or by calling:
(800) 367-7732.

                                                TABLE OF CONTENTS


GENERAL INFORMATION..........................................................1
INVESTMENT OBJECTIVE AND RESTRICTIONS........................................2
INVESTMENT TECHNIQUES AND RISK FACTORS.......................................3
OTHER CONSIDERATIONS.........................................................8
THE ASSET ALLOCATION PROCESS.................................................8
DIRECTORS AND OFFICERS OF THE FUND...........................................9
INVESTMENT ADVISORY AGREEMENT...............................................12
THE GUARANTY AGREEMENT......................................................12
ADMINISTRATIVE SERVICES AGREEMENT...........................................13
CUSTODIAN...................................................................13
THE GUARANTOR...............................................................13
TRANSFER AGENT..............................................................13
INDEPENDENT AUDITORS........................................................14
PRINCIPAL UNDERWRITER.......................................................14
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS.........................14
PURCHASE AND REDEMPTION OF SHARES...........................................16
BROKERAGE ALLOCATION AND TRADING POLICIES...................................18
SHAREHOLDER ACCOUNTS AND SERVICES...........................................20
NET ASSET VALUE.............................................................20
TAX STATUS..................................................................20
PERFORMANCE INFORMATION.....................................................21

                               GENERAL INFORMATION

Organization The Company was incorporated under the laws of Maryland on June 17, 1991.


Series and Classes Although the Company currently offers multiple series, this Statement applies only to the Aetna Principal Protection Fund I (Fund). The Board of Directors (Board) has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of the Fund are classified into two classes: Class A and Class B. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; and (d) voting rights on matters exclusively affecting a single class.


Capital Stock Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights. Each share of the Fund has the same rights to share in dividends declared by the Fund. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Voting Rights Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares of each class held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only interests of one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

The Articles may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Board and consented to by a majority of the shareholders.

Shareholder Meetings The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Board or as required by the Investment Company Act of 1940, as amended (1940 Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

                      INVESTMENT OBJECTIVE AND RESTRICTIONS

The investment objective and certain investment policies of the Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without approval by the holders of the lesser of: (a) 67% of the shares of the Fund present at a shareholders' meeting if the holders of more than 50% of the shares then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, the Fund will not:

     (1) Borrow money, except that (a) the Fund may enter into certain futures contracts; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) the Fund may borrow money for temporary or emergency purposes in amounts not exceeding 15% of the value of its total assets at the time when the loan is made; and (d) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time the value of the Fund's assets fails to meet the 300% coverage requirement relative only to leveraging, the Fund shall, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

     (2) Act as an underwriter of securities except to the extent that, in connection with the disposition of securities by the Fund for its portfolio, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.


     (3) Purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts (REITs), which deal in real estate or interests therein.


     (4) Make loans, except that, to the extent appropriate under its investment program, the Fund may purchase bonds, debentures or other debt securities, including short-term obligations and enter into repurchase transactions.

     (5) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis.


     (6) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer excluding securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or purchase more than 10% of the outstanding voting securities of any issuer.

     (7) Concentrate its investments in any one industry except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

Where the Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change.

The Fund also has adopted certain other investment policies and restrictions reflecting the current investment practices of the Fund, which may be changed by the Board and without shareholder vote. Under such policies and restrictions, the Fund will not:


     (1) Mortgage, pledge or hypothecate its assets except in connection with loans of securities as described in (4) above, borrowings as described in (1) above, and permitted transactions involving options, futures contracts and options on such contracts.

     (2) Invest in companies for the purpose of exercising control or management.

     (3) Make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of futures contracts in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.


                     INVESTMENT TECHNIQUES AND RISK FACTORS

Futures and Other Derivative Instruments

The Fund may use certain derivative instruments, described below and in the Prospectus, as a means of achieving its investment objective. The Fund may invest up to 30% of its assets in lower risk derivatives for hedging or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs.

The following provides additional information about those derivative instruments the Fund may use.


Futures Contracts The Fund may enter into futures contracts subject to the restrictions described below under "Additional Restrictions on the Use of Futures Contracts." The Fund will only enter into futures contracts on the S&P 500 Index and U.S. Treasury securities. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).


A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date.

There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to the Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the instruments or securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of future contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by the Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in the Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to the Fund. These daily payments to and from the Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, the Fund will mark-to-market the current value of its open futures contracts. The Fund expects to earn interest income on its initial margin deposits.

When the Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.


The Fund may purchase and sell futures contracts under the following conditions:
(a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets at market value at the time of entering into a contract, (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts, and (c) the notional value of all U.S. Treasury futures shall not exceed 50% of the market value of all corporate bonds.


Additional Restrictions on the Use of Futures Contracts CFTC regulations require that to prevent the Fund from being a commodity pool, the Fund enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, the Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by it in the cash market. With respect to futures contracts that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts will not exceed 5% of the Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Interest Rate Swap Transactions Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. Aeltus Investment Management, Inc. (Aeltus), the Fund's investment adviser, will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation".


Zero Coupon Securities

The Fund may invest in U.S. Treasury, agency or corporate zero coupon securities maturing on or within 90 days preceding the Maturity Date. U.S. Treasury or agency zero coupon securities shall be limited to non-callable, non-interest bearing obligations and shall include STRIPS (Separate Trading of Registered Interest and Principal of Securities); CATS (Certificates of Accrual on Treasury Securities); TIGRs (Treasury Investment Growth Receipts) and TRs (Generic Treasury Receipts). Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Zero coupon securities issued by corporations are also subject to the risk that in the event of a default, the Fund may realize no return on its investment.


Additional Risk Factors in Using Derivatives

In addition to any risk factors which may be described elsewhere in this section, or in the Prospectus, the following sets forth certain information regarding the potential risks associated with the Fund's transactions in derivatives.


Risk of Imperfect Correlation The Fund's ability to hedge effectively all or a portion of its portfolio through transactions in futures on securities and indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlates with movements in the value of the assets being hedged. If the value of the assets being hedged does not move in the same amount or direction as the underlying security or index, the hedging strategy for the Fund might not be successful and it could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.


Potential Lack of a Liquid Secondary Market Prior to exercise or expiration, a futures position may be terminated only by entering into a closing sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In such event, it may not be possible to close out a position held by the Fund which could require it to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.

The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


Risk of Predicting Interest Rate Movements Investments in futures contracts on fixed income securities involve the risk that if Aeltus' judgment concerning the general direction of interest rates is incorrect, the overall performance of the Fund may be poorer than if it had not entered into any such contract. For example, if the Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.


Trading and Position Limits Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Fund.

Counterparty Risk With some derivatives there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Foreign Securities

The Fund may invest in depositary receipts of foreign companies included in the S&P 500. Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts are typically American Depositary Receipts (ADRs), which are designed for U.S. investors and held either in physical form or in book entry form. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

Real Estate Securities


The Fund may invest in real estate securities through interests in REITs, provided the REIT is included in the S&P 500. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, or both. Investing in stocks of real estate-related companies presents certain risks that are more closely associated with investing in real estate directly than with investing in the stock market generally, including: periodic declines in the value of real estate, generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (e.g. zoning laws) that impair the rights of real estate owners; and adverse developments in the real estate industry.


Bank Obligations

The Fund may invest in obligations issued by domestic banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit).

Illiquid Securities


The Fund may invest in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Securities that may be resold under Rule 144A under the Securities Act of 1933, as amended (1933 Act) or securities offered pursuant to Section 4(2) of the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. Aeltus shall determine whether a particular security is deemed to be illiquid based on the trading markets for the specific security and other factors. Illiquid securities will not exceed 15% of net assets of the Fund.

Corporate Bonds

The Fixed Component may consist of non-callable corporate bonds, provided that no less than 40% of the Fund's assets are allocated to the Equity Component. Each such bond must mature within three (3) years of the Maturity Date. In addition, each such bond must be rated AA- or higher by S&P or Aa3 or higher by Moody's, provided that if both S&P and Moody's have issued a rating on the security, such rating shall be no less than AA-/Aa3. If a corporate bond is downgraded below this level, Aeltus shall divest the security within 15 business days following the public announcement of such downgrade. No more than 2% of the Fund's assets shall be invested in corporate debt securities of any issuer or its affiliates at the time of investment therein.

                              OTHER CONSIDERATIONS


Year 2000


As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as "Aetna Inc."), is dependent on computer systems and applications to conduct its business. Aetna Inc. has developed and is currently executing a comprehensive risk-based plan designed to make its mission-critical information technology (IT) systems and embedded systems Year 2000 ready. The plan for IT systems covers five stages including
(i) assessment, (ii) remediation, (iii) testing, (iv) implementation and (v) Year 2000 approval. The remediation and testing of domestic mission-critical IT systems has been completed. Remediation and/or testing activities remain to be completed on approximately 1% of the systems portfolio. Final Year 2000 approval testing for all systems is on target to complete mid-1999. The costs of these efforts will not affect the Fund.

Aeltus and the Fund also have relationships with broker-dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. Aetna Inc., including Aeltus, has initiated communication with its critical external relationships, including MBIA, to determine the extent to which Aetna Inc. may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Aetna Inc. and Aeltus have assessed and are prioritizing responses in an attempt to mitigate risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the Fund, including, without limitation, its operation or the valuation of its assets.


In addition, the Year 2000 problem may adversely affect issuers in which the Fund invests. For example, issuers may incur substantial costs to address the problem. Aeltus and the Fund will continue to monitor developments relating to this issue.

Acceptance of Deposits During Guarantee Period


The Fund reserves the right to accept additional deposits after October 5, 1999 and to discontinue this practice at its discretion at any time.

                          THE ASSET ALLOCATION PROCESS

In pursuing the Fund's investment objective, Aeltus looks to allocate assets among the Equity Component and the Fixed Component. The allocation of assets depends on a variety of factors, including, but not limited to, the then prevailing level of interest rates, equity market volatility, the market value of Fund assets, and the Maturity Date. If interest rates are low (particularly at the inception of the Guarantee Period), Fund assets may be largely invested in the Fixed Component in order to increase the likelihood of meeting the investment objective. In addition, if during the Guarantee Period the equity markets experienced a major decline, the Fund's assets may become largely or entirely invested in the Fixed Component in order to increase the likelihood of meeting the investment objective.


The initial allocation of Fund assets between the Equity Component and the Fixed Component will be determined principally by the prevailing level of interest rates and the volatility of the stock market at the beginning of the Guarantee Period. If at the inception of the Guarantee Period interest rates are low, more assets may have to be allocated to the Fixed Component. Aeltus will monitor the allocation of the Fund's assets on a daily basis.


The asset allocation process will also be affected by Aeltus' ability to manage the Fixed Component. If the Fixed Component provides a return better than that assumed by Aeltus' proprietary model, fewer assets would have to be allocated to the Fixed Component. On the other hand, if the performance of the Fixed Component is poorer than expected, more assets would have to be allocated to the Fixed Component, and the ability of the Fund to participate in any subsequent upward movement in the equity market would be limited.

The process of asset reallocation results in additional transaction costs such as brokerage commissions. To moderate such costs, Aeltus has built into its proprietary model a factor that will require reallocations only when Equity Component and Fixed Component values have deviated by more than certain minimal amounts since the last reallocation.


                       DIRECTORS AND OFFICERS OF THE FUND

The investments and administration of the Fund are under the supervision of the Board. The Directors and executive officers of the Fund and their principal occupations for the past five years are listed below. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). Directors and officers hold the same positions with other investment companies in the same Fund Complex: Aetna GET Fund, Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna Generation Portfolios, Inc., and Aetna Variable Portfolios, Inc.

--------------------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL OCCUPATION DURING PAST FIVE YEARS (AND
             NAME,                      POSITION(S) HELD             POSITIONS HELD WITH AFFILIATED PERSONS OR
        ADDRESS AND AGE                  WITH EACH FUND                 PRINCIPAL UNDERWRITERS OF THE FUND)
--------------------------------------------------------------------------------------------------------------------
J. Scott Fox*                     Director and President         Director, Managing Director, Chief Operating
10 State House Square                                            Officer, Chief Financial Officer, Aeltus
Hartford, Connecticut                                            Investment Management, Inc., October 1997 to
Age 44                                                           present; Director and Senior Vice President,
                                                                 Aetna Life Insurance and Annuity Company, March
                                                                 1997 to February 1998; Director, Managing Director,
                                                                 Chief Operating Officer, Chief Financial Officer
                                                                 and Treasurer, Aeltus, April 1994 to March 1997.
--------------------------------------------------------------------------------------------------------------------

Wayne F. Baltzer                  Vice President                 Vice President, Aeltus Capital, Inc., May 1998 to
10 State House Square                                            present; Vice President, Aetna Investment
Hartford, Connecticut                                            Services, Inc., July 1993 to May 1998.
Age 56

--------------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.           Director                       Professor, Middle Tennessee State University,
3029 St. Johns Drive                                             1991 to present.
Murfreesboro, Tennessee
Age 58
--------------------------------------------------------------------------------------------------------------------

Stephanie A. DeSisto              Vice President,                Vice President, Mutual Fund Accounting, Aeltus
10 State House Square             Treasurer and Chief            Investment Management, Inc., November 1995 to
Hartford, Connecticut             Financial Officer              present; Director, Mutual Fund Accounting, Aetna
Age 45                                                           Life Insurance and Annuity Company, August 1994
                                                                 to November 1995.

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Amy R. Doberman                   Secretary                      General Counsel, Aeltus Investment Management,
10 State House Square                                            Inc., February 1999 to present; Counsel, Aetna
Hartford, Connecticut                                            Life Insurance and Annuity Company, December 1996
Age 37                                                           to present; Attorney, Securities and Exchange
                                                                 Commission, March 1990 to November 1996.
--------------------------------------------------------------------------------------------------------------------
Maria T. Fighetti                 Director                       Manager/Attorney, Health Services, New York City
325 Piermont Road                                                Department of Mental Health, Mental Retardation
Closter, New Jersey                                              and Alcohol Services, 1973 to present.
Age 55
--------------------------------------------------------------------------------------------------------------------
David L. Grove                    Director                       Private Investor; Economic/Financial Consultant,
5 The Knoll                                                      December 1985 to present.
Armonk, New York
Age 81
--------------------------------------------------------------------------------------------------------------------
John Y. Kim*                      Director                       Director, President, Chief Executive Officer,
10 State House Square                                            Chief Investment Officer, Aeltus Investment
Hartford, Connecticut                                            Management, Inc., December 1995 to present;
Age 38                                                           Director, Aetna Life Insurance and Annuity
                                                                 Company, February 1995 to March 1998; Senior Vice
                                                                 President, Aetna Life Insurance and Annuity
                                                                 Company, September 1994 to present.
--------------------------------------------------------------------------------------------------------------------
Sidney Koch                       Director                       Financial Adviser, self-employed, January 1993 to
455 East 86th Street                                             present.
New York, New York
Age 64
--------------------------------------------------------------------------------------------------------------------
Frank Litwin                      Vice President                 Managing Director, Aeltus Investment Management,
10 State House Square                                            Inc., August 1997 to present; Managing Director,
Hartford, Connecticut                                            Aeltus Capital, Inc., May 1998 to present; Vice
Age 49                                                           President, Fidelity Investments Institutional
                                                                 Services Company, April 1992 to August 1997.
--------------------------------------------------------------------------------------------------------------------

Shaun P. Mathews*                 Director                       Director, Vice President/Senior Vice President,
151 Farmington Avenue                                            Aetna Life Insurance and Annuity Company, March
Hartford, Connecticut                                            1991 to present; Director, Aetna Investment
Age 44                                                           Services, Inc., July 1993 to present; Senior Vice
                                                                 President, Aetna Investment Services, Inc., July
                                                                 1993 to February, 1999.

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Corine T. Norgaard                Director                       Dean of the Barney School of Business, University
556 Wormwood Hill                                                of Hartford (West Hartford, CT), August 1996 to
Mansfield Center, Connecticut                                    present; Professor, Accounting and Dean of the
Age 62                                                           School of Management, SUNY Binghamton
                                                                 (Binghamton, NY), August 1993 to August 1996
--------------------------------------------------------------------------------------------------------------------
Richard G. Scheide                Director                       Trust and Private Banking Consultant, David Ross
11 Lily Street                                                   Palmer Consultants, July 1991 to present.
Nantucket, Massachusetts
Age 70
--------------------------------------------------------------------------------------------------------------------


During the fiscal year ended October 31, 1998, members of the Board who are also directors, officers or employees of Aetna Inc. and its affiliates were not entitled to any compensation from the Fund. As of October 31, 1998, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.



------------------------------------------------------------------------------
                                AGGREGATE
       NAME OF PERSON       COMPENSATION FROM     TOTAL COMPENSATION FROM THE
          POSITION               COMPANY            COMPANY AND FUND COMPLEX
------------------------------------------------------------------------------
Corine Norgaard
Director                          $6,600                    $66,000
------------------------------------------------------------------------------
Sidney Koch
Director                          $6,650                    $66,500
------------------------------------------------------------------------------
Maria T. Fighetti*
Director                          $6,550                    $65,500
------------------------------------------------------------------------------
Richard G. Scheide
Director, Chairperson
Audit Committee                   $7,075                    $70,750
------------------------------------------------------------------------------
David L. Grove*
Director, Chairperson
Contract Committee                $6,925                    $69,250
------------------------------------------------------------------------------
Albert E. DePrince, Jr.
Director                          $3,077                    $30,778
------------------------------------------------------------------------------


*During the fiscal year ended October 31, 1998, Ms. Fighetti and Dr. Grove elected to defer compensation in the amount of $15,000 and $69,250, respectively.

                         INVESTMENT ADVISORY AGREEMENT


The Fund entered into an investment advisory agreement (Advisory Agreement) appointing Aeltus as the investment adviser of the Fund. Under the Advisory Agreement, and subject to the supervision of the Board, Aeltus has responsibility for supervising all aspects of the operations of the Fund including the selection, purchase and sale of securities. Under the Advisory Agreement, Aeltus is given the right to delegate any or all of its obligations to a subadviser. Aeltus is an indirect wholly-owned subsidiary of Aetna Life Insurance and Annuity Company and an indirect wholly-owned subsidiary of Aetna Inc., a publicly-owned holding company whose principal operating subsidiaries engage in the health benefits, insurance and financial services businesses in the U.S. and internationally.

The Advisory Agreement provides that Aeltus is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as officers or members of the Board, and that the Fund is responsible for payment of all other of its costs.


For the services under the Advisory Agreement, Aeltus will receive an annual fee, payable monthly, as described in the Prospectus.

The service mark of the Fund and the name "Aetna" have been adopted by the Fund with the permission of Aetna Services, Inc. (ASI). Their continued use is subject to the right of ASI to withdraw this permission in the event Aeltus or another subsidiary or affiliate of Aetna Inc. should not be the investment adviser of the Fund.

                             THE GUARANTY AGREEMENT


The Fund guarantees that on the Maturity Date (October 6, 2004), each shareholder will receive no less than the Guarantee per Share for each share held. The Guarantee per Share will equal the Net Asset Value (NAV) per share on the last day of the Offering Period, and thereafter will be adjusted to reflect any dividends and distributions made by the Fund. A shareholder who automatically reinvests all dividends and distributions and does not redeem any shares during the Guarantee Period will receive, in the aggregate, no less than his or her account value at the inception of the Guarantee Period. The Fund's Guarantee is backed by an unconditional and irrevocable guarantee from MBIA Insurance Corporation (MBIA).

MBIA, Aeltus and the Company have entered into a Financial Guaranty Agreement specifying the rights and obligations of Aeltus and MBIA with respect to the Fund. The Financial Guaranty Agreement is unconditional and irrevocable and will remain in place through the Maturity Date. The Financial Guaranty Agreement provides that, if Aeltus fails to comply with specific investment parameters as more fully described below, MBIA may direct Aeltus to cure the breach within a prescribed period of time. If Aeltus fails to do so, MBIA may direct trades on behalf of the Fund in order to bring the Fund back into compliance with these investment parameters, and consistent with the Fund's investment objective and strategies.

Aeltus, in managing the Fund, allocates assets to the Equity and Fixed Components. The types of securities which may be held in the Equity Component or the Fixed Component are set forth in the Prospectus and in this Statement (Eligible Security). In the event that Aeltus acquires a security that is not an Eligible Security, MBIA has the right under the Financial Guaranty Agreement to direct Aeltus to sell that security and replace it with an Eligible Security within three business days. In the event Aeltus does not sell the security, MBIA reserves the right to direct the Custodian to sell that security and replace it with an Eligible Security.

The specific formula for the Fund's allocation of assets between the Fixed and Equity Components is set forth in the Financial Guaranty Agreement. In the event that MBIA determines that the allocation of assets is inconsistent with the Financial Guaranty Agreement, MBIA can direct the custodian to sell securities and replace them with such eligible securities as are necessary to bring the Fund's allocation of assets in compliance with the terms of the Financial Guaranty Agreement.

Finally, if Aeltus breaches any other terms of the Financial Guaranty Agreement, Aeltus has 15 business days to cure the breach. If there is written notification from MBIA of a breach and the breach remains uncured after 15 business days, MBIA will have the right to direct the custodian to buy and sell Eligible Securities.

After any default has been cured (whether by Aeltus or by changes in market prices or as a result of actions taken by MBIA), MBIA has no further right to direct the custodian with respect to that default.

                        ADMINISTRATIVE SERVICES AGREEMENT


Pursuant to an Administrative Services Agreement, Aeltus acts as administrator and provides certain administrative and shareholder services necessary for the Fund's operations and is responsible for the supervision of other service providers. The services provided by Aeltus include: (a) internal accounting services; (b) monitoring regulatory compliance, such as reports and filings with the Commission and state securities commissions; (c) preparing financial information for proxy statements; (d) preparing semi-annual and annual reports to shareholders; (e) calculating the NAV; (f) preparation of certain shareholder communications; (g) supervising the custodian and transfer agent; and (h) reporting to the Board. For its services, Aeltus is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.


                                    CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258, serves as custodian for the assets of the Fund. The custodian does not participate in determining the investment policies of the Fund nor in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.


In addition to serving as the custodian of the Fund's assets, the custodian will monitor both the allocation of assets and the securities held within the Equity Component and the Fixed Component and report on the same to both Aeltus and MBIA. The custodian is authorized to accept orders from MBIA made pursuant to the Financial Guaranty Agreement. For performing those services, the custodian will receive from the Fund a fee at an annual rate of $30,000.


                                  THE GUARANTOR


MBIA, 113 King Street, Armonk, New York 10504 serves as the Guarantor to the Fund pursuant to a written agreement with Aeltus and the Company. The Financial Guaranty Agreement is unconditional and irrevocable and will remain in place through the Maturity Date. MBIA is one of the world's premier financial guarantee companies and a leading provider of investment management products and services. MBIA and its subsidiaries provide financial guarantees to municipalities and other bond issuers. MBIA also guarantees structured asset-backed and mortgage-backed transactions, selected corporate bonds and obligations of high-quality financial institutions.


                                 TRANSFER AGENT

First Data Investor Services Group, Inc. 4400 Computer Drive, Westborough, Massachusetts 01581 serves as the transfer agent and dividend-paying agent to the Fund.

                              INDEPENDENT AUDITORS


KPMG LLP, CityPlace II, Hartford, Connecticut 06103 serves as independent auditors to the Fund. KPMG LLP provides audit services, assistance and consultation in connection with the Commission filings.


                              PRINCIPAL UNDERWRITER


Aeltus Capital, Inc. (ACI) has agreed to use its best efforts to distribute the shares as the principal underwriter of the Fund pursuant to an Underwriting Agreement between it and the Fund. The Agreement was approved on June 23, 1999 to continue through December 31, 1999. The Underwriting Agreement may be continued from year to year thereafter if approved annually by the Directors and by a vote of a majority of the Directors who are not "interested persons," as that term is defined in the 1940 Act, of the Fund, appearing in person at a meeting called for the purpose of approving such Agreement, or by a vote of holders of a majority of the Fund's shares. This Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days' written notice by the Directors or by vote of holders of a majority of the Fund's shares without the payment of any penalty.


               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Fund shares are distributed by ACI. With respect to Class A shares of the Fund, ACI is paid an annual distribution fee at the rate of 0.25% of the value of average daily net assets attributable to those shares under a Distribution Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). With respect to Class B shares of the Fund, ACI is paid an annual distribution fee at the rate of 0.75% of the value of average daily net assets attributable to those shares under a Distribution Plan. The distribution fee for a specific class may be used to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The distribution fee for Class B shares may also be used to pay the financing costs of accruing certain unreimbursed expenses. ACI may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.


Class B shares are also subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1. Under the Shareholder Services Plan, ACI is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. The Service Fee will be used by ACI primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts.


ACI is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Distribution or Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.


The Distribution Plans and Shareholder Services Plan continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution Plans may not be amended to increase the amount to be spent for the services provided by ACI without shareholder approval. All amendments to the Distribution Plans must be approved by the Board in the manner described above. The Distribution Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution Plans. All persons who are under common control with the Fund could be deemed to have a financial interest in the Plans. No other interested person of the Fund has a financial interest in the Plans.

Other Payments to Securities Dealers

Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge.

When you invest this amount                        Amount of sales charge typically reallowed to dealers as a percentage of offering price

Under $50,000                                                                            4.00%
$50,000 or more, but under $100,000                                                      3.75
$100,000 or more, but under $250,000                                                     2.75
$250,000 or more, but under $500,000                                                     1.75
$500,000 or more, but under $1,000,000                                                   1.25


Securities dealers that sell Class A shares in amounts of $1 million or more or that sell load-waived Class A shares to certain retirement plans will be entitled to receive the following commissions:

                                                                     Commission
                                                                     ----------
     [bullet] on sales of $1 million to $3 million;                     1.00%
     [bullet] on sales over $3 million to $20 million; and              0.50%
     [bullet] on sales over $20 million.                                0.25%


For sales of Class B shares, your securities dealer is paid an up-front commission equal to 4% of the amount sold. Beginning in the thirteenth month after the sale is made, ACI uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.


These breakpoints are reset every 12 months for purposes of additional purchases. ACI may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply.


ACI or its affiliates may make payments in addition to those described above to certain broker-dealers that enter into agreements providing ACI with preferential access to representatives of the broker-dealer. These payments may be in an amount not exceeding 0.13% of the total fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealers.

                        PURCHASE AND REDEMPTION OF SHARES


Class A shares of the Company are purchased at the NAV of the Fund next determined after a purchase order is received less any applicable front-end sales charge. Class B shares of the Company are purchased at the NAV of the Fund next determined after a purchase order is received. All purchase orders must be received by the transfer agent by no later than October 5, 1999 (September 7, 1999 in the case of IRA rollovers).

Class A shares are redeemed at the NAV of the Fund next determined adjusted for any applicable CDSC after a redemption request is received. Class B shares are redeemed at the NAV of the Fund next determined less any applicable contingent deferred sales charge (CDSC) after a redemption request is received. ANY REDEMPTIONS MADE FROM THE FUND PRIOR TO THE MATURITY DATE WILL BE MADE AT NAV, WHICH MAY BE HIGHER OR LOWER THAN THE NAV AT THE INCEPTION OF THE GUARANTEE PERIOD. MOREOVER, AMOUNTS REDEEMED PRIOR TO THE MATURITY DATE ARE NOT ELIGIBLE FOR THE GUARANTEE.


Payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of the Fund.

Any written request to redeem shares in amounts in excess of $25,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

The Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, the Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

Purchases should be made for investment purposes only. The Fund reserves the right to reject any specific purchase request.

Front-end Sales Charge Waivers

The front-end sales charge will not apply if you are:


1. an employee or retired employee of Aetna Inc. (including members of the board and members of employees', retired employees' and directors' immediate families); or

2. a member of the Board (including members of Directors' immediate families).

The Fund's front-end sales charge will also not apply to Class A purchases by:


3. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in any Aeltus-advised fund or (2) in a separate account sponsored by Aetna Life Insurance and Annuity Company (ALIAC) or any affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.

4. Certain trust companies and bank trust departments agreeing to invest in the Fund over a 13-month period at least $1 million of assets over which the trust companies and bank trust departments have full or shared investment discretion, provided the account(s) are not part of an omnibus account arrangement.

5. Certain retirement plans that are sponsored by an employer with at least 25 employees and either (a) have plan assets of $1 million or more or (b) agree to invest at least $500,000 in the Fund over a 13-month period.

6. Broker-dealers, registered investment advisers and financial planners that have entered into a selling agreement with ACI (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) on behalf of clients participating in advisory fee programs.

7. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with ACI (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) and their immediate family members, as allowed by the internal policies of their employer.

8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer.

9. Shareholders of the Adviser Class of other Series at the time such shares were redesignated as Class A shares.

Contingent Deferred Sales Charge


Certain Class A shares and all Class B shares are subject to a CDSC, as described in the Prospectus. There is no CDSC imposed on shares purchased more than two years (in the case of Class A shares) or five years (in the case of Class B shares) prior to the redemption.

CDSC Waivers

The CDSC will be waived for:

     [bullet] Redemptions following the death or disability of the shareholder or beneficial owner;
     [bullet] Redemptions related to distributions from retirement plans or accounts under Internal Revenue Section 403(b) after you attain age 70 1/2;
     [bullet] Tax-free returns of excess contributions from employee benefit plans; and
     [bullet] Distributions from employee benefit plans, including those due to plan termination or plan transfer.

Letter of Intent

You may qualify for a reduced sales charge when you buy Class A shares, as described in the Prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment in the Fund (or in certain other series of the Company) will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in the Fund (and in certain other series of the Company) and will be effective only after notification to ACI that the investment qualifies for a discount. Your holdings in the Fund (and in certain other Series of the Company) acquired within 90 days of the day the Letter of Intent is filed will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in certain other Series of the Company in an equivalent amount.

Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. Such an adjustment will be made at NAV and will not be eligible for the Guarantee. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.


Right of Accumulation/Cumulative Quantity Discount

A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares of the Series already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of certain other Class A shares you own, as well as certain Class A shares of your spouse and children under the age of 21. If you are the sole owner of the Fund, you may also add any other accounts, including retirement plan accounts invested in certain Class A shares of the Company. Companies with one or more retirement plans may add together the total plan assets invested in certain Class A shares of the Series to determine the front-end sales charge that applies.

To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

Additional Rights The Fund retains certain rights, including the rights to: refuse orders to purchase shares; vary its requirements for initial or additional investments, reinvestments, retirement and employee benefit plans, sponsored arrangements and similar programs; and change or discontinue its sales charge waivers and orders acceptance practices.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of the Board, Aeltus has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus may also consider the sale of shares of registered investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Fund's portfolio transactions, subject to Aeltus' duty to obtain best execution.

Aeltus receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Fund. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Fund and other investment companies, services related to the execution of trades on behalf of the Fund and advice as to the valuation of securities, the providing of equipment used to communicate research information and specialized consultations with Fund personnel with respect to computerized systems and data furnished to the Fund as a component of other research services. Aeltus considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in the Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. Aeltus' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. When the trader believes that more than one broker can provide best execution, preference may be given to brokers that provide additional services to Aeltus.

Research services furnished by brokers through whom the Fund effects securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus to benefit the Fund.

Consistent with federal law, Aeltus may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or
(2) by means of separate, non-commission payments. Aeltus' judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' opinion as to which services and which means of payment are in the long-term best interests of the Fund.

The Fund has no present intention of effecting any brokerage transactions in portfolio securities with Aeltus or any other affiliated person.

The Fund, another series of the Company, another advisory client of Aeltus or Aeltus itself, may desire to buy or sell the same security at or about the same time. In such a case, the purchases or sales will normally be aggregated, and then allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In some cases the smaller orders will be filled first. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of the funds and/or accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

The Board has also adopted a Code of Ethics governing personal trading by persons who manage, or who have access to trading activity by, the Fund. The Code of Ethics allows trades to be made in securities that may be held by the Fund. However, it prohibits a person from taking advantage of the Fund trades or from acting on inside information. Aeltus also has adopted a Code of Ethics, which the Board reviews annually.

                        SHAREHOLDER ACCOUNTS AND SERVICES


Shareholder Information

The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of canceled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a signature guarantee for redemption requests in amounts in excess of $25,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a signature guarantee with your written redemption instructions regardless of the amount of redemption.

The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request. You can obtain a signature guarantee from any one of the following institutions: a national or state bank (or savings bank in New York or Massachusetts only); a trust company; a federal savings and loan association; or a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges. Please note that signature guarantees are not provided by notaries public.

                                 NET ASSET VALUE


Securities of the Fund are generally valued by independent pricing services which have been approved by the Board. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price if current market quotations are not readily available. Debt securities maturing in more than sixty days at the date of valuation are valued at the mean of the last bid and asked price of such securities obtained from a broker-dealer or a service providing quotations based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

                                   TAX STATUS

The following is only a limited discussion of certain additional tax considerations generally affecting the Fund. No attempt is made to present a detailed explanation of the tax treatment of the Fund and no explanation is provided with respect to the tax treatment of any shareholder. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Foreign Investments

Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on the undistributed income of a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Taxes in Relation to the Guarantee

Any withholding of taxes on distributions by the Fund will result in a reduction of the benefit under the Guarantee. If an amount is paid to shareholders pursuant to the Guarantee, these amounts probably will be taxable to shareholders. However, it is possible that such amounts could be regarded as a tax-free return of capital.


The Fund does not undertake to suggest to shareholders the manner in which any payments that may be made under the Guarantee are to be treated for tax purposes. Shareholders are specifically advised to consult their tax advisers about the tax treatment of any payments that may be made under the Guarantee.

                             PERFORMANCE INFORMATION

Performance information for each class of shares, including the total return of the Fund, may appear in reports or promotional literature to current or prospective shareholders.

Average Annual Total Return

Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over a period of one and five years (or, if less, up to the life of the Fund), calculated pursuant to the formula:

                               P(1 + T)(n) = ERV

Where:

P    =  a hypothetical initial payment of $1,000
T    =  an average annual total return
n    =  the number of years

ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1 or 5 year period at the end of the 1 or 5 year period (or fractional portion thereof).

The Fund may also from time to time include in such advertising a total return figure for Class A and/or Class B that is not calculated according to the formula set forth above. Specifically, the Fund may include performance for Class A that does not take into account payment of the applicable front-end sales load, or the Company may include performance for Class B that does not take into account the imposition of the applicable CDSC.

Performance information for the Fund may be compared, in reports and promotional literature, to: (a) the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index, or other indices (including, where appropriate, a blending of indices) that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general;
(b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund.

From time to time sales materials and advertisements may include comparisons of the cost of borrowing a specific amount of money at a given loan rate over a set period of time to the cost of a monthly investment program, over the same time period, which earns the same rate of return. The comparison may involve historical rates of return on a given index, or may involve performance of the Fund.


                                             Statement of Additional Information

--------------------------------------------------------------------------------

                                                                 Prospectus

                                                             August 1, 1999

--------------------------------------------------------------------------------

                                                    BROKERAGE CASH RESERVES

--------------------------------------------------------------------------------














P107 (8/99)

--------------------------------------------------------------------------------

BROKERAGE CASH RESERVES

PROSPECTUS


August 1, 1999




Brokerage Cash Reserves (Fund) is a series of Aetna Series Fund, Inc. (Company), an open-end investment company.



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND'S INVESTMENTS                                                        1

    INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS           1

FUND EXPENSES                                                                 2

OTHER CONSIDERATIONS                                                          3

MANAGEMENT OF THE FUND                                                        3

INVESTMENTS IN AND REDEMPTIONS FROM THE FUND                                  4

DIVIDENDS AND DISTRIBUTIONS                                                   5

TAX INFORMATION                                                               5

ADDITIONAL INFORMATION                                                        6

--------------------------------------------------------------------------------
                             THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Objective Seeks to provide HIGH CURRENT RETURN, CONSISTENT WITH PRESERVATION OF CAPITAL AND LIQUIDITY, through investment in high-quality money market instruments.

Principal Investment Strategies The Fund invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies), corporate debt securities, commercial paper, asset-backed securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the Fund's investment adviser, Aeltus Investment Management, Inc. (Aeltus), to be of comparable quality. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Principal Risks ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY ANY FINANCIAL INSTITUTION, THE FDIC OR ANY OTHER GOVERNMENT AGENCY. Also, a weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies all could affect short-term interest rates and therefore the value and yield of the Fund's shares.

--------------------------------------------------------------------------------
                                 FUND EXPENSES
--------------------------------------------------------------------------------

The following table describes Fund expenses. Shareholder Fees are paid directly by shareholders. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all Fund shareholders.

--------------------------------------------------------------------------------

                                SHAREHOLDER FEES
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

   Maximum Sales Charge (Load) on Purchases                              None
   Maximum Deferred Sales Charge (Load)                                  None

--------------------------------------------------------------------------------

                        ANNUAL FUND OPERATING EXPENSES(1)
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

   Management Fee                                                        0.20%
   Distribution and Service (12b-1) Fees                                 0.65%
   Other Expenses                                                        0.28%
   Total Operating Expenses                                              1.13%
   Fee Waiver and/or Expense Reimbursement                               0.18%
   Net Expenses                                                          0.95%

--------------------------------------------------------------------------------

(1) Because the Fund is new, the amounts shown for Management Fee and Distribution and Service (12b-1) Fees are based on payments that will be made. Other Expenses are estimated amounts for the current fiscal year. The estimates are based on other funds that have similar investment objectives. The estimates for Other Expenses assume the assets in the Fund increase to a certain level. The Fund's actual expenses may not equal the estimate and may be more or less than the amounts shown. An administrative services fee of 0.10% is included in Other Expenses.

    Aeltus is contractually obligated to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of the Fund's other expenses in order to ensure that the Fund's total operating expenses do not exceed 0.95% of the Fund's average daily net assets.

EXAMPLE

The following example is designed to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

--------------------------------------------------------------------------------

                  1 Year*                           3 Years*
                    $97                               $303

* Aeltus is contractually obligated to waive fees and/or reimburse expenses as stated above. The figures in the example reflect this waiver/reimbursement.

THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES FOR THE CURRENT YEAR MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                              OTHER CONSIDERATIONS
--------------------------------------------------------------------------------

In addition to the principal investments and strategies described on the previous pages, the Fund may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).

Year 2000 The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the Fund and its shareholders. However, Aeltus understands that the Fund's key service providers, including the transfer agent, the custodian, and the broker-dealers through which the Fund's trades are executed, are taking steps to address the issue. The costs of these efforts will not affect the Fund. The Year 2000 problem also may adversely affect the issuers in which the Fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. Aeltus will continue to monitor developments relating to this issue.


--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Aeltus Investment Management, Inc., 10 State House Square, Hartford, Connecticut 06103-3602, serves as the Fund's investment adviser. Aeltus is responsible for managing the assets of the Fund in accordance with its investment objective and policies, subject to oversight by the Company's Board of Directors. Aeltus has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.

Advisory Fees Listed below are the advisory fees that Aeltus is entitled to receive from the Fund at an annual rate based on the average daily net assets of the Fund:

Rate              Average Daily Net Assets
0.20%             On first $1 billion
0.19%             On next $2 billion
0.18%             Over $3 billion

--------------------------------------------------------------------------------
                  INVESTMENTS IN AND REDEMPTIONS FROM THE FUND
--------------------------------------------------------------------------------

The Fund is utilized as a sweep account for various brokerage firms.

Purchase of Shares By Sweep Your brokerage account will be coded to sweep cash balances into shares of the Fund. There is a $500 minimum initial investment. Free credit balances arising in your brokerage account from check deposits, dividend payments, interest payments and other credits will be invested in the Fund on the business day after posting. Free credit balances arising from the sale of securities will be invested into the Fund on the business day following settlement. Your broker will, however, hold back and not invest in the Fund sufficient monies to pay for security purchases that have not yet settled.

Redemptions

BY CHECKWRITING - Your brokerage firm will provide a checkbook from which you may write checks made payable to any payee in any amount of $100 or more. The maximum amount that a check may be written for will depend upon the value of your Fund shares, other available cash in your brokerage account, and the available margin loan value of securities in your brokerage account if your brokerage account is established as a margin account. In order to establish checkwriting you must complete a signature card which you can obtain from your Account Executive, Registered Representative or Financial Advisor. There is no separate charge imposed by the Fund for the checkwriting service. The checkwriting service enables you to receive the daily dividends declared on the Fund shares through the day that your check is presented for payment.

BY SWEEP - A sufficient number of shares will be redeemed automatically on settlement date to pay for all securities transactions. A sufficient number of shares will also be redeemed to satisfy any withdrawals or debits posted to the brokerage account.

Orders that are received by the Fund's transfer agent before 2:00 p.m. (eastern time) will be processed at the Net Asset Value (NAV) calculated that business day. Orders received after 2:00 p.m. (eastern time) will be processed at the NAV calculated on the following business day.

Net Asset Value Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV of each Fund is determined as of 2:00 p.m. (eastern time) on each day that the New York Stock Exchange is open for trading (business day). In calculating the NAV, the securities held by the Fund are valued using amortized cost.

Once your redemption request is received in proper form by the Fund's transfer agent, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted.

Additional Information For more information on the purchase and redemption of Fund shares, see the SAI.

--------------------------------------------------------------------------------
                           DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Dividends A distribution from net income of the Fund is declared each business day at 2:00 p.m. (eastern time) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the close of business. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs. Capital gains distributions, if any, are paid on an annual basis around the end of the year, December 31. To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution, usually in June.

Fund shares begin to accrue dividends the business day they are purchased. A redemption of Fund shares will include dividends declared through the business day prior to the redemption date.

Both income dividends and capital gains distributions, if any, are paid by the Fund on a per share basis.


--------------------------------------------------------------------------------
                                 TAX INFORMATION
--------------------------------------------------------------------------------

[bullet] In general, dividends and short-term capital gains distributions you receive from the Fund are taxable as ordinary income. This is true even though your distributions are being reinvested.
[bullet] Distributions of other capital gains generally are taxable as capital gains.
[bullet] Ordinary income and capital gains are taxed at different rates. [bullet] The rates that you will pay on capital gains distributions will depend on how long the Fund holds its portfolio securities.

Every year, you will be sent information detailing the amount of ordinary income and capital gains distributed to you for the previous year. You should consult your tax professional for assistance in evaluating the tax implications of investing in the Fund.

Backup Withholding By law, 31% of your distributions and proceeds must be withheld if you have not provided complete, correct taxpayer information to the Fund or your broker-dealer.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The SAI, which is incorporated by reference into this Prospectus, contains additional information about the Fund.

You may request free of charge the current SAI or other information about the Fund, by calling 1-800-367-7732 or writing to:

Aetna Series Fund, Inc.
10 State House Square
Hartford, Connecticut  06103-3602

The SEC also makes available to the public reports and information about the Fund. Certain reports and information, including the SAI, are available on the SEC's web site (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-800-SEC-0330 to get information about the operations of the public reference room or you may write to public reference section, Washington, D.C. 20549-6009 to get information from the public reference section. The public reference section will charge a duplicating fee for copying and sending any information you request.


Investment Company Act File No. 811-6352.

                             BROKERAGE CASH RESERVES


            STATEMENT OF ADDITIONAL INFORMATION DATED: AUGUST 1, 1999

Brokerage Cash Reserves (Fund) is a series of Aetna Series Fund, Inc. (Company). This Statement of Additional Information (Statement) is not a Prospectus and should be read in conjunction with the Fund's current Prospectus dated August 1, 1999.


Capitalized terms not defined herein are used as defined in the Prospectus.

                                TABLE OF CONTENTS


GENERAL INFORMATION..........................................................3
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES..............................4
INVESTMENT TECHNIQUES AND RISK FACTORS.......................................6
DIRECTORS AND OFFICERS......................................................10
THE INVESTMENT ADVISORY AGREEMENT...........................................13
THE ADMINISTRATIVE SERVICES AGREEMENT.......................................13
CUSTODIAN...................................................................13
TRANSFER AGENT..............................................................14
INDEPENDENT AUDITORS........................................................14
PRINCIPAL UNDERWRITER.......................................................14
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS.........................14
PURCHASE AND REDEMPTION OF SHARES...........................................15
BROKERAGE ALLOCATION AND TRADING POLICIES...................................16
SHAREHOLDER ACCOUNTS AND SERVICES...........................................17
NET ASSET VALUE.............................................................17
TAX STATUS..................................................................17
PERFORMANCE INFORMATION.....................................................18

                               GENERAL INFORMATION

INCORPORATION The Company was incorporated under the laws of Maryland on June 17, 1991.


SERIES The Company currently offers 21 separate series. Only Brokerage Cash Reserves is offered through this Statement of Additional Information and the corresponding Prospectus.


CAPITAL STOCK Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights. Each share of the Fund has the same rights to share in dividends declared by a Fund. Upon liquidation of the Fund, shareholders in the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

VOTING RIGHTS Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares of each class held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders of the Company have voting rights on all matters except matters affecting only the interests of one series. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.


The Fund's Articles of Incorporation may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Directors and consented to by a majority of the shareholders.


SHAREHOLDER MEETINGS The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (1940 Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.


1940 ACT CLASSIFICATION The Company is an open-end management investment company, as that term is defined under the 1940 Act. The Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

As a matter of operating policy, the Fund may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7 under the 1940 Act), except that the Fund may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (1), as set forth below, would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

The investment objectives and certain investment policies of the Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of the Fund. This means the lesser of (a) 67% of the shares of the Fund present at a shareholders' meeting if the holders of more than 50% of the shares of the Fund then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, the Fund will not:


(1) with respect to 75% of the value of the Fund's total assets, hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;


(2) concentrate its investments in any one industry, although the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to the Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; securities invested in, or repurchase agreements for, U.S. Government securities; and certificates of deposit, bankers' acceptances, and securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, the Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; and (iii) subject to certain fundamental restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act;


(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) the Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if the Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities;


(7) borrow money, except that (i) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; and (ii) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made;


(8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. The Fund will not:


(1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions;


(2) invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). The Fund will invest in securities or obligations of foreign banks only if such banks have a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%. The Fund may only purchase foreign securities or obligations that are U.S.-dollar denominated;

(3) invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(5) invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A under, or securities offered pursuant to
         Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. Aeltus Investment Management, Inc. (Aeltus), the investment adviser, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

Where the Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change.


The Fund will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and meet the conditions of Rule 2a-7 under the 1940 Act. High-quality securities may also include unrated securities if Aeltus determines the security to be of comparable quality.

The remainder of the Fund's assets will be invested in securities rated within the two highest rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if Aeltus determines the security to be of comparable quality. With respect to this group of securities, the Fund may not, however, invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of a single issuer.


INVESTMENT TECHNIQUES AND RISK FACTORS


ASSET-BACKED SECURITIES

The Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. The average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These securities may be subject to prepayment risk. In periods of declining interest rates, reinvestment would thus be made at lower and less attractive rates.

ZERO COUPON SECURITIES

The Fund may invest in zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.


Zero coupon securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.


REPURCHASE AGREEMENTS


The Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, the Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of the Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested even though the maturity of the underlying instruments may exceed the 397-day maturity limitation of the Fund. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from the Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the Fund's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of the Fund.


VARIABLE RATE DEMAND INSTRUMENTS


The Fund may invest in variable rate demand instruments. Variable rate demand instruments (including floating rate instruments) held by the Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and
(ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. The Fund will invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by the Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.

FOREIGN SECURITIES


The Fund may invest in foreign securities denominated in U.S. dollars. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse foreign political and economic developments and the possible imposition of exchange controls or other foreign governmental laws or restrictions. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. In addition, the Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.


All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.


SUPRANATIONAL AGENCIES

The Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

BORROWING

The Fund may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Fund does not intend to borrow.

BANK OBLIGATIONS


The Fund may invest in obligations issued by domestic or foreign banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit). The Fund will invest in securities or obligations of foreign banks only if such banks have a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%.

MATURITY POLICIES

The average dollar-weighted maturity of securities in the Fund's portfolio will not exceed ninety days. In addition, all investments in the Fund's portfolio will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 calendar days or less.


YEAR 2000


As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as "Aetna"), is dependent on computer systems and applications to conduct its business. Aetna has developed and is currently executing a comprehensive risk-based plan designed to make its mission-critical information technology (IT) systems and embedded systems Year 2000 ready. The plan for IT systems covers five stages including (i) assessment,
(ii) remediation, (iii) testing, (iv) implementation and (v) Year 2000 approval. The remediation and testing of domestic mission-critical IT systems has been completed. Remediation and/or testing activities remain to be completed on approximately 1% of the systems portfolio. Final Year 2000 approval testing for all systems is on target to complete mid-1999. The costs of these efforts will not affect the Fund.


Aeltus and the Fund also have relationships with broker-dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. Aetna, including Aeltus, has initiated communication with its critical external relationships to determine the extent to which Aetna may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Aetna and Aeltus have assessed and are prioritizing responses in an attempt to mitigate risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the Fund, including, without limitation, its operation or the valuation of its assets.

In addition, the Year 2000 problem may adversely affect issuers in which the Fund invests. For example, issuers may incur substantial costs to address the problem. Aeltus and the Fund will continue to monitor developments relating to this issue.

                             DIRECTORS AND OFFICERS

The investments and administration of the Company are under the supervision of the Board. The Directors and executive officers of the Company and their principal occupations for the past five years are listed below. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). Directors and officers hold the same positions with other investment companies in the same Fund Complex: Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc. and Aetna Variable Portfolios, Inc.


----------------------------------------------------------------------------------------------------------------------

                                                                   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS (AND
        NAME,                         POSITION(S) HELD            POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL
   ADDRESS AND AGE                     WITH EACH FUND                          UNDERWRITERS OF THE FUND)
----------------------------------------------------------------------------------------------------------------------
J. Scott Fox*                      Director and President        Director, Managing Director, Chief Operating
10 State House Square                                            Officer, Chief Financial Officer, Aeltus Investment
Hartford, Connecticut                                            Management, Inc., October 1997 to present; Director
Age 44                                                           and Senior Vice President, Aetna Life Insurance and
                                                                 Annuity Company, March 1997 to February 1998;
                                                                 Director, Managing Director, Chief Operating
                                                                 Officer, Chief Financial Officer and Treasurer,
                                                                 Aeltus, April 1994 to March 1997.
----------------------------------------------------------------------------------------------------------------------

Wayne F. Baltzer                   Vice President                Vice President, Aeltus Capital, Inc., May 1998 to
10 State House Square                                            present; Vice President, Aetna Investment Services,
Hartford, Connecticut                                            Inc., July 1993 to May 1998.
Age 56

----------------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.            Director                      Professor, Middle Tennessee State University, 1991
3029 St. Johns Drive                                             to present.
Murfreesboro, Tennessee
Age 58
----------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto               Vice President,               Vice President, Mutual Fund Accounting, Aeltus
10 State House Square              Treasurer and Chief           Investment Management, Inc., November 1995 to
Hartford, Connecticut              Financial Officer             present; Director, Mutual Fund Accounting, Aetna
Age 45                                                           Life Insurance and Annuity Company, August 1994 to
                                                                 November 1995; Assistant Vice President, Investors
                                                                 Bank & Trust, January 1993 to August 1994.
----------------------------------------------------------------------------------------------------------------------
Amy R. Doberman                    Secretary                     General Counsel, Aeltus Investment Management,
10 State House Square                                            Inc., February 1999 to present; Counsel, Aetna Life
Hartford, Connecticut                                            Insurance and Annuity Company, December 1996 to
Age 37                                                           present; Attorney, Securities and Exchange
                                                                 Commission, March 1990 to November 1996.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Maria T. Fighetti                  Director                      Manager/Attorney, Health Services, New York City
325 Piermont Road                                                Department of Mental Health, Mental Retardation and
Closter, New Jersey                                              Alcohol Services, 1973 to present.
Age 55
----------------------------------------------------------------------------------------------------------------------
David L. Grove                     Director                      Private Investor; Economic/Financial Consultant,
5 The Knoll                                                      December 1985 to present.
Armonk, New York
Age 81
----------------------------------------------------------------------------------------------------------------------
John Y. Kim*                       Director                      Director, President, Chief Executive Officer, Chief
10 State House Square                                            Investment Officer, Aeltus Investment Management,
Hartford, Connecticut                                            Inc., December 1995 to present; Director, Aetna
Age 38                                                           Life Insurance and Annuity Company, February 1995
                                                                 to March 1998; Senior Vice President, Aetna Life
                                                                 Insurance and Annuity Company, September 1994 to
                                                                 present.
----------------------------------------------------------------------------------------------------------------------
Sidney Koch                        Director                      Financial Adviser, self-employed, January 1993 to
455 East 86th Street                                             present.
New York, New York
Age 64
----------------------------------------------------------------------------------------------------------------------
Frank Litwin                       Vice President                Managing Director, Aeltus Investment Management,
10 State House Square                                            Inc., August 1997 to present; Managing Director,
Hartford, Connecticut                                            Aeltus Capital, Inc., May 1998 to present; Vice
Age 49                                                           President, Fidelity Investments Institutional
                                                                 Services Company, April 1992 to August 1997.
----------------------------------------------------------------------------------------------------------------------
Shaun P. Mathews*                  Director                      Director, Vice President/Senior Vice President,
151 Farmington Avenue                                            Aetna Life Insurance and Annuity Company, March
Hartford, Connecticut Age 44                                     1991 to present; Director, Aetna Investment
                                                                 Services, Inc.,
                                                                 July 1993 to present; Senior Vice President, Aetna
                                                                 Investment Services, Inc., July 1993 to February,
                                                                 1999.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Corine T. Norgaard                    Director                   Dean of the Barney School of Business, University
556 Wormwood Hill                                                of Hartford (West Hartford, CT), August 1996 to
Mansfield Center, Connecticut                                    present; Professor, Accounting and Dean of the
Age 62                                                           School of Management, SUNY Binghamton (Binghamton,
                                                                 NY), August 1993 to August 1996
----------------------------------------------------------------------------------------------------------------------
Richard G. Scheide                    Director                   Trust and Private Banking Consultant, David Ross
11 Lily Street                                                   Palmer Consultants, July 1991 to present.
Nantucket, Massachusetts
Age 70
----------------------------------------------------------------------------------------------------------------------

During the period ended October 31, 1998, members of the Board who are also directors, officers or employees of Aetna Inc. and its affiliates were not entitled to any compensation from the Company. As of October 31, 1998, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

----------------------------------------------------------------------------------------------------------------------

            NAME OF PERSON                 AGGREGATE COMPENSATION FROM THE     TOTAL COMPENSATION FROM THE COMPANY
               POSITION                                COMPANY                  AND FUND COMPLEX PAID TO DIRECTORS
----------------------------------------------------------------------------------------------------------------------
Corine Norgaard                                         $6,600                               $66,000
Director
----------------------------------------------------------------------------------------------------------------------
Sidney Koch                                              6,650                                66,500
Director
----------------------------------------------------------------------------------------------------------------------
Maria T. Fighetti*                                       6,550                                65,500
Director
----------------------------------------------------------------------------------------------------------------------
Richard G. Scheide                                       7,075                                70,750
Director, Chairperson
Audit Committee
----------------------------------------------------------------------------------------------------------------------
David L. Grove*                                          6,925                                69,250
Director, Chairperson
Contract Committee
----------------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.
Director                                                 3,077                                30,778
----------------------------------------------------------------------------------------------------------------------

*During the fiscal year ended October 31, 1998, Ms. Fighetti and Dr. Grove deferred $15,000 and $69,250, respectively, of their compensation.

                       THE INVESTMENT ADVISORY AGREEMENT


The Company, on behalf of the Fund, has entered into an investment advisory agreement (Advisory Agreement) appointing Aeltus as the Investment Adviser of the Fund. Under the Advisory Agreement and subject to the supervision of the Board, Aeltus has responsibility for supervising all aspects of the operations of the Fund including the selection, purchase and sale of securities. Aeltus is an indirect wholly-owned subsidiary of Aetna Inc., a publicly-owned holding company whose principal operating subsidiaries engage in the health benefits, insurance and financial services businesses in the U.S. and internationally.


The Advisory Agreement provides that Aeltus is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as officers or Directors of the Company and that the Fund is responsible for payment of all other of its costs.

Listed below are the Advisory Fees that Aeltus is entitled to receive from the Fund at an annual rate based on average daily net assets of each Fund:


                   Rate               Average Daily Net Assets
                   0.20%              On first $1 billion
                   0.19%              On next $2 billion
                   0.18%              Over $3 billion


                      THE ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to the Administrative Services Agreement, Aeltus acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The services provided by Aeltus include: (a) internal accounting services; (b) monitoring regulatory compliance, such as reports and filings with the Commission and state securities regulatory authorities; (c) preparing financial information for proxy statements; (d) preparing semiannual and annual reports to shareholders; (e) calculating net asset values; (f) preparation of certain shareholder communications; (g) supervision of the custodians and transfer agent; and (h) reporting to the Board.


For its services, Aeltus is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.


                                    CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258, serves as custodian for the Fund's assets. The custodian does not participate in determining the investment policies of the Fund or deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                                 TRANSFER AGENT

First Data Investor Services Group, Inc. 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer agent and dividend-paying agent to the Fund.

                              INDEPENDENT AUDITORS

KPMG LLP, CityPlace II, Hartford, Connecticut 06103 serves as independent auditors to the Company. KPMG LLP provides audit services, assistance and consultation in connection with the Commission filings.

                              PRINCIPAL UNDERWRITER

Shares of the Fund are offered on a continuous basis. Aeltus Capital, Inc.
(ACI), 10 State House Square, Hartford, Connecticut 06103-3602, serves as the Company's principal underwriter. ACI is a Connecticut corporation, and is a wholly-owned subsidiary of Aeltus and an indirect wholly-owned subsidiary of Aetna Inc. ACI has agreed to use its best efforts to distribute the shares as the principal underwriter of the Fund pursuant to an Underwriting Agreement between it and the Company.

               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS


Fund shares are distributed by ACI. ACI is paid an annual distribution fee at the rate of 0.50% of the value of average daily net assets attributable to the Fund's shares under a Distribution Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). The Fund's distribution fee may be used to cover expenses incurred in promoting the sale of Fund shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees. ACI may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.

The Fund is also subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1. Under the Shareholder Services Plan, ACI is paid a servicing fee at an annual rate of 0.15% of the average daily net assets of the Fund's shares. The Service Fee will be used by ACI primarily to pay selling dealers and their agents for servicing of and recordkeeping for shareholder accounts.


ACI is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Distribution or Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

The Distribution Plan and Shareholder Services Plan continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution Plan may not be amended to increase the amount to be spent for the services provided by ACI without shareholder approval. All amendments to the Distribution Plan must be approved by the Board in the manner described above. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution Plan. All persons who are under common control with the Fund could be deemed to have a financial interest in the Plan. No other interested person of the Fund has a financial interest in the Plan.

                        PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund are purchased and redeemed at the Fund's net asset value next determined after a purchase or redemption order is received, as described in the Prospectus.


Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of the Fund.

Purchases should be made for investment purposes only. The Fund reserves the right to reject any specific purchase.


ACCOUNTS NOT MAINTAINED THROUGH FINANCIAL INTERMEDIARIES

If you are a Fund shareholder who is directly registered with the Fund, you may:

[bullet] purchase additional shares of the Fund by sending a letter indicating your name, account number(s), the name of the Fund and the amount you want to invest in the Fund. Make your check payable to Aetna Series Fund, Inc. and mail to:

         Aetna Series Fund, Inc.
         c/o First Data Investor Services Group, Inc.
         P. O. Box 9663
         Providence, RI  02940

         Your check must be drawn on a bank located within the United States and payable in U.S. dollars. The Fund will accept checks which are made payable to you and endorsed to Aetna Series Fund, Inc.

[bullet] redeem shares you own by sending written instructions to:

         Aetna Series Fund, Inc.
         c/o First Data Investor Services Group, Inc.
         P. O. Box 9681
         Providence, RI  02940

         Your instructions should identify the Fund, the number of shares or dollar amount to be redeemed, your name and account number. Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered. You also may redeem shares you own by calling the Transfer Agent at 1-800-367-7732. Please be prepared to provide your account number, account name and the amount of the redemption.

         Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect the Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of the Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a signature guarantee.

         A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. In addition, if you wish to have your redemption proceeds paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a signature guarantee with your written redemption instructions.

         The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request. You can obtain a signature guarantee from any one of the following institutions: a national or state bank (or savings bank in New York or Massachusetts only); a trust company; a federal savings and loan association; or a member of the New York, American, Boston, Midwest, or Pacific Stock Exchanges. Please note that signature guarantees are not provided by notaries public.

                    BROKERAGE ALLOCATION AND TRADING POLICIES


Subject to the direction of the Board, Aeltus has responsibility for making the Fund's investment decisions, for effecting the execution of trades for the Fund's portfolio, and for negotiating the price for any securities, including any markups, markdowns, or commissions thereon. It is Aeltus' policy to obtain the best execution available, giving attention to net price, execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Purchases and sales of portfolio securities will usually be made through principal transactions, which will result in the payment of no brokerage commissions. In such transactions, portfolio securities will normally be purchased directly from or sold to the issuer or an underwriter or market-maker for these securities.

Aeltus acts as investment adviser to other investment companies registered under the 1940 Act. Aeltus has adopted policies designed to prevent disadvantaging the Fund in placing orders for the purchase and sale of securities. The Fund and another advisory client of Aeltus or Aeltus itself, may desire to buy or sell the same security at or about the same time. In such a case, the purchases or sales will normally be aggregated, and then allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of the Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.


The Fund has not effected, and has no present intention of effecting, any brokerage transactions in portfolio securities with Aeltus or any other affiliated person of the Company.


The Board has adopted a Code of Ethics governing personal trading by persons who manage or who have access to trading activity by a fund. The Code of Ethics allows trades to be made in securities that may be held by a fund; however, it prohibits a person from taking advantage of fund trades or from acting on inside information. Aeltus also has adopted a Code of Ethics which the Board reviews annually.


                        SHAREHOLDER ACCOUNTS AND SERVICES

SHAREHOLDER INFORMATION

Confirmations and account statements will be sent to you by either the Fund's transfer agent or your broker-dealer. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account.


                                 NET ASSET VALUE

Securities of the Fund will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount.

                                   TAX STATUS

The following is only a limited discussion of certain additional tax considerations generally affecting the Fund. No attempt is made to present a detailed explanation of the tax treatment of the Fund and no explanation is provided with respect to the tax treatment of any Fund shareholder. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

FOREIGN INVESTMENTS

Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES


A 4% non-deductible excise tax is imposed on the undistributed income of a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                             PERFORMANCE INFORMATION

Performance information, including the yield, effective yield and total return of the Fund, may appear in reports or promotional literature to current or prospective shareholders.

YIELDS

Current yield will be based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. This base period return is then multiplied by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return + 1)(365/7)] - 1


AVERAGE ANNUAL TOTAL RETURN

Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over a period of one, five and ten years (or, if less, up to the life of the Fund), calculated pursuant to the formula:

                                 P(1 + T)(n) = ERV

Where:

P = a hypothetical initial payment of $1,000 T = an average annual total return n = the number of years

ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof).


Performance information for a Fund may be compared, in reports and promotional literature, to the IBC Money Funds Report Average/All Taxable Index or other indices; (b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund.


ASF(S)-  Aetna Series Fund, Inc.             Statement of Additional Information
SAI.SERIES-98

                                     PART C

                                OTHER INFORMATION
                                -----------------

Item 23. Exhibits
-----------------

         (a.1)        Articles of Amendment and Restatement (September 2, 1997)(1)
         (a.2)        Articles of Amendment (October 29, 1997)(2)
         (a.3)        Articles Supplementary (October 29, 1997)(2)
         (a.4)        Articles of Amendment (January 26, 1998)(3)
         (a.5)        Articles Supplementary (June 25, 1998)(4)
         (a.6)        Articles Supplementary (December 22, 1998)(5)
         (a.7)        Articles Supplementary (July 12, 1999)
         (b)          By-laws (as amended September 13, 1994)(6)
         (c)          Instruments Defining Rights of Holders (set forth in the Articles of Amendment and
                      Restatement)(1)
         (d.1)        Investment Advisory Agreement between Aeltus Investment Management, Inc. and Aetna
                      Series Fund, Inc., on behalf of Aetna Balanced Fund, Aetna Bond Fund, Aetna Growth
                      Fund, Aetna Growth and Income Fund, Aetna Government Fund, Aetna Index Plus Large
                      Cap Fund, Aetna International Fund, Aetna Money Market Fund, Aetna Small Company
                      Fund, Aetna Ascent Fund, Aetna Crossroads Fund, Aetna Legacy Fund, Aetna High
                      Yield Fund, Aetna Index Plus Bond Fund, Aetna Index Plus Mid Cap Fund, Aetna Index
                      Plus Small Cap Fund, Aetna Mid Cap Fund, Aetna Real Estate Securities Fund, and
                      Aetna Value Opportunity Fund(5)
         (d.2)        Investment Advisory Agreement between Aeltus Investment Management, Inc. and Aetna Series
                      Fund, Inc., on behalf of Aetna Principal Protection Fund I
         (d.3)        Investment Advisory Agreement between Aeltus Investment Management, Inc. and Aetna Series
                      Fund, Inc., on behalf of Brokerage Cash Reserves
         (d.4)        Subadvisory Agreement between Aeltus Investment Management, Inc., Aetna Series Fund, Inc.,
                      on behalf of Aetna Value Opportunity Fund, and Bradley, Foster & Sargent, Inc.(7)
         (e.1)        Underwriting Agreement between Aeltus Capital, Inc. and Aetna Series Fund, Inc.(3)
         (e.2)        Master Selling Dealer Agreement(3)
         (f)          Directors' Deferred Compensation Plan (1)
         (g.1)        Custodian Agreement - Mellon Bank, N.A. (September 1, 1992)(5)
         (g.2)        Amendment to Custodian Agreement - Mellon Bank, N.A. (May 11, 1994)(2)
         (g.3)        Amendment to Custodian Agreement - Mellon Bank, N.A. (September 14, 1994)(6)
         (g.4)        Amendment to Custodian Agreement - Mellon Bank, N.A. (October 11, 1996)(8)

         (g.5)        Amendment to Custodian Agreement - Mellon Bank, N.A. (January 29, 1998)(3)
         (g.6)        Amendment to Custodian Agreement - Mellon Bank, N.A. (July 26, 1999)
         (g.7)        Amendment to Custodian Agreement - Mellon Bank, N.A. (July 26, 1999)
         (g.8)        Custodian Agreement - Brown Brothers Harriman & Company (Aetna International Fund)
                      (December 12, 1991)(9)
         (h.1)        Administrative Services Agreement between Aeltus Investment Management, Inc. and
                      Aetna Series Fund, Inc. on behalf of Aetna Balanced Fund, Aetna Bond Fund, Aetna
                      Growth Fund, Aetna Growth and Income Fund, Aetna Government Fund, Aetna Index
                      Plus Large Cap Fund, Aetna International Fund, Aetna Money Market Fund, Aetna
                      Small Company Fund, Aetna Ascent Fund, Aetna Crossroads Fund, Aetna Legacy Fund,
                      Aetna High Yield Fund, Aetna Index Plus Bond Fund, Aetna Index Plus Mid Cap Fund,
                      Aetna Index Plus Small Cap Fund, Aetna Mid Cap Fund, Aetna Real Estate Securities
                      Fund, and Aetna Value Opportunity Fund(5)
         (h.2)        Amendment to Administrative Services Agreement between Aeltus Investment Management, Inc.
                      and Aetna Series Fund, Inc. on behalf of Aetna Principal Protection Fund I
         (h.3)        Amendment to Administrative Services Agreement between Aeltus Investment Management, Inc.
                      and Aetna Series Fund, Inc. on behalf of Brokerage Cash Reserves
         (h.4)        License Agreement(6)
         (h.5)        Transfer Agent Agreement(4)
         (h.6)        Amendment No. 1 to the Transfer Agency and Services Agreement(10)
         (h.7)        Amendment No. 2 to the Transfer Agency and Services Agreement(10)
         (h.8)        Amendment No. 3 to the Transfer Agency and Services Agreement(5)
         (h.9)        Form of Amendment No. 4 to the Transfer Agency and Services Agreement
         (h.10)       Form of Financial Guaranty Agreement between Aetna Series Fund, Inc., on behalf of Aetna Principal
                      Protection Fund I, and MBIA
         (h.11)       Form of Service Agreement between Aetna Series Fund, Inc., Mellon Bank and MBIA
         (i)          Opinion and Consent of Counsel
         (j)          Consent of Independent Auditors
         (k)          Not applicable
         (l)          Initial Capital Agreement(10)
         (m.1)        Distribution Plan (Class A)
         (m.2)        Distribution Plan (Class C)(5)
         (m.3)        Distribution Plan (Class B)
         (m.4)        Distribution Plan (Brokerage Cash Reserves)
         (m.5)        Shareholder Service Plan (Class C)(5)
         (m.6)        Shareholder Service Plan (Class B)
         (m.7)        Shareholder Service Plan (Brokerage Cash Reserves)
         (n)          Not applicable
         (o)          Multiple Class Plan
         (p.1)        Power of Attorney (November 6, 1998)(10)

         (p.2)        Authorization for Signatures(11)

1. Incorporated herein by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the Securities and Exchange Commission on January 16, 1998.

2. Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A, (File No. 33-41694), as filed with the Securities and Exchange Commission on November 3, 1997.

3. Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A, (File No. 33-41694), as filed with the Securities and Exchange Commission on April 24, 1998.

4. Incorporated herein by reference to Post-Effective Amendment No. 26 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the Securities and Exchange Commission on June 29, 1998.

5. Incorporated herein by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the Securities and Exchange Commission on February 25, 1999.

6. Incorporated herein by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, (File No. 33-85620), as filed with the Securities and Exchange Commission on June 28, 1995.

7. Incorporated herein by reference to Post-Effective Amendment No. 28 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the Securities and Exchange Commission on September 30, 1998.

8. Incorporated herein by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the Securities and Exchange Commission on December 10, 1996.

9. Incorporated herein by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the Securities and Exchange Commission on September 20, 1996.

10. Incorporated herein by reference to Post-Effective Amendment No. 29 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the Securities and Exchange Commission on December 17, 1998.

11. Incorporated herein by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the Securities and Exchange Commission on September 26, 1997.

Item 24. Persons Controlled by or Under Common Control
------------------------------------------------------

       Registrant is a Maryland corporation for which separate financial statements are filed. As of June 30, 1999, Aetna Life Insurance and Annuity Company (Aetna), and its affiliates, had the following interest in the series of the Registrant, through direct ownership or through one of Aetna's separate accounts:

                                                                               % Aetna
                                             ----------------------------------------------------------------------------
                                                     Class I            Class A             Class B           Class C
                                                     -------            -------             -------           -------

Aetna Balanced Fund                                   18.62%
Aetna Bond Fund                                       55.79%                                71.19%
Aetna Government Fund                                 81.23%                                86.84%            45.72%
Aetna Growth Fund                                     15.77%
Aetna Growth and Income Fund                          13.90%
Aetna High Yield Fund                                 98.39%             25.73%             69.11%
Aetna Index Plus Bond Fund                            99.75%             14.07%             36.84%            33.70%
Aetna Index Plus Large Cap Fund                       40.05%
Aetna Index Plus Mid Cap Fund                         98.29%             4.95%              36.38%
Aetna Index Plus Small Cap Fund                       98.03%             6.24%              47.35%
Aetna International Fund                              21.03%                                53.54%
Aetna Mid Cap Fund                                    97.94%             21.11%             95.67%            73.78%
Aetna Money Market Fund                               50.27%                                41.76%
Aetna Real Estate Securities Fund                     95.71%             11.99%             71.72%            48.01%
Aetna Small Company Fund                              54.59%                                72.66%
Aetna Value Opportunity Fund                          96.72%             13.98%             89.39%            48.77%
Aetna Ascent Fund                                     85.31%                                94.81%
Aetna Crossroads Fund                                 90.82%                                100.00%
Aetna Legacy Fund                                     82.97%                                92.52%

       Aetna is an indirect wholly owned subsidiary of Aetna Inc.

       A list of all persons directly or indirectly under common control with the Registrant and a list which indicates the principal business of each such company referenced in the diagram are incorporated herein by reference to Item 24 of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the Securities and Exchange Commission on May 17, 1999.

Item 25. Indemnification
------------------------

       Article 12, Section (d) of the Registrant's Articles of Amendment and Restatement, incorporated herein by reference to Exhibit (a.1) to Registrant's Registration Statement on Form N-1A (File No. 33-41694), as filed on November 3, 1997, provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are covered under a directors and officers/errors and omissions liability insurance policy issued by Gulf Insurance Company which expires October 1, 1999.

       Section XI.B of the Administrative Services Agreement, incorporated herein by reference to Exhibit (h.1) to Registrant's Registration Statement on Form N-1A (File No. 33-41694), as filed on February 25, 1999, provides for indemnification of the Administrator.

       Section 8 of the Underwriting Agreement, incorporated herein by reference to Exhibit (e.1) to Registrant's Registration Statement on Form N-1A (File No. 33-41694), as filed electronically on April 24, 1998, provides for indemnification of the Underwriter, its several officers and directors, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act of 1933.

       Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

Item 26.  Business and Other Connections of Investment Adviser
--------------------------------------------------------------

       The investment adviser, Aeltus Investment Management, Inc. (Aeltus), is registered as an investment adviser with the Securities and Exchange Commission. In addition to serving as investment adviser and administrator for Aetna Series Fund, Inc., Aeltus acts as investment adviser and administrator for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., and Aetna Variable Portfolios, Inc. (all management investment companies registered under the Investment Company Act of 1940 (1940 Act)). It also acts as investment adviser to certain private accounts.

The following table summarizes the business connections of the directors and principal officers of the Investment Adviser.

-------------------------------------------------------------------------------------------------------------------------
Name                           Positions and Offices               Other Principal Position(s) Held
                               with Investment Adviser             Since Oct. 31, 1996/Addresses*
-------------------------------------------------------------------------------------------------------------------------
John Y. Kim                    Director, President, Chief          Director (February 1995 - March 1998) -- Aetna Life
                               Executive Officer, Chief            Insurance and Annuity Company; Senior Vice President
                               Investment Officer                  (since September 1994) -- Aetna Life Insurance and
                                                                   Annuity Company.

J. Scott Fox                   Director, Managing Director,        Vice President (since April 1997) -- Aetna
                               Chief Operating Officer, Chief      Retirement Services, Inc.; Director and Senior Vice
                               Financial Officer                   President (March 1997 - February 1998) -- Aetna Life
                                                                   Insurance and Annuity Company; Managing Director,
                                                                   Chief Operating Officer, Chief Financial Officer, Treasurer
                                                                   (April 1994 - March 1997) -- Aeltus Investment Management, Inc.

Thomas J. McInerney            Director                            President (since August 1997) -- Aetna Retirement
                                                                   Services, Inc.; Director and President (since
                                                                   September 1997) -- Aetna Life Insurance and Annuity
                                                                   Company; Executive Vice President (since August
                                                                   1997) -- Aetna Inc.; Vice President, Strategy (March
                                                                   1997 - August 1997) -- Aetna Inc.; Vice President,
                                                                   Marketing and Sales (December 1996 - March 1997) --
                                                                   Aetna U.S. Healthcare; Vice President, National
                                                                   Accounts (April 1996 - December 1996) -- Aetna U.S.
                                                                   Healthcare.

Catherine H. Smith             Director                            Chief Financial Officer (since February 1998) --
                                                                   Aetna Retirement Services, Inc.; Director, Senior
                                                                   Vice President and Chief Financial Officer (since
                                                                   February 1998) -- Aetna Life Insurance and Annuity
                                                                   Company; Vice President, Strategy, Finance and
                                                                   Administration, Financial Relations (September 1996
                                                                   - February 1998) -- Aetna Inc.

-------------------------------------------------------------------------------------------------------------------------
Name                           Positions and Offices               Other Principal Position(s) Held
                               with Investment Adviser             Since Oct. 31, 1996/Addresses*
-------------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto           Vice President

Amy R. Doberman                Vice President, General Counsel     Counsel (since December 1996) -- Aetna Life
                               and Secretary                       Insurance and Annuity Company; Attorney (March 1990
                                                                   - November 1996) -- U.S. Securities and Exchange
                                                                   Commission.

Brian K. Kawakami              Vice President, Chief Compliance    Chief Compliance Officer & Director (since January
                               Officer                             1996) -- Aeltus Trust Company; Chief Compliance

                                                                   Officer (since August 1993) -- Aeltus Capital, Inc.

Neil Kochen                    Managing Director, Product          Managing Director (since April 1996) -- Aeltus Trust
                               Development                         Company; Managing Director (since August 1996) --
                                                                   Aeltus Capital, Inc.

Frank Litwin                   Managing Director, Retail           Vice President, Strategic Marketing (April 1992 -
                               Marketing and Sales                 August 1997) -- Fidelity Investments Institutional
                                                                   Services Company.

Kevin M. Means                 Managing Director, Equity           Managing Director (since August 1996) -- Aeltus
                               Investments                         Trust Company.

L. Charles Meythaler           Managing Director, Institutional    Director (since July 1997) -- Aeltus Trust Company;
                               Marketing                           Managing Director (since June 1997) -- Aeltus Trust
                               and Sales                           Company; President (June 1993 - April 1997) -- New
                                                                   England Investment Association.

James Sweeney                  Managing Director, Fixed
                               Income Investments

     * Except with respect to Mr. McInerney and Ms. Smith, the principal business address of each person named is 10 State House Square, Hartford, Connecticut 06103-3602. The address of Mr. McInerney and Ms. Smith is 151 Farmington Avenue, Hartford, Connecticut 06156.

For information regarding Bradley, Foster & Sargent, Inc. (Bradley), the subadviser for Aetna Value Opportunity Fund, reference is made to the section entitled "Subadviser" in the Class A and

C Prospectus, the Class I Prospectus and the Statement of Additional Information each dated March 1, 1999. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers of Bradley, reference is made to Bradley's current Form ADV (File No. 801-46616) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

Item 27. Principal Underwriters
-------------------------------

       (a)    None

       (b) The following are the directors and principal officers of Aeltus Capital, Inc., the principal underwriter of the Registrant:

Name and Principal                    Positions and Offices                          Positions and Offices
Business Address*                     with Principal Underwriter                     with Registrant
-----------------                     --------------------------                     ---------------

John Y. Kim                           Director and President                         Director

J. Scott Fox                          Director, Managing Director, Chief Operating   Director and President
                                      Officer, Chief Financial Officer

Brian K. Kawakami                     Director, Vice President, Chief Compliance     None
                                      Officer

Frank Litwin                          Director, Managing Director                    Vice President

Daniel F. Wilcox                      Vice President, Finance and Treasurer          None

      *The principal business address of all directors and officers listed is 10
       State House Square, Hartford, Connecticut 06103-3602.

       (c) Not applicable.

Item 28. Location of Accounts and Records
-----------------------------------------

       As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, Aeltus, maintain physical possession of each account, book or other document, at 10 State House Square, Hartford, Connecticut 06103-3602.

       Shareholder records are maintained by the transfer agent, First Data Investor Services Group, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581.

Item 29.     Management Services
--------------------------------

       Not applicable.

Item 30.     Undertakings
-------------------------

       Not applicable.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Aetna Series Fund, Inc. certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and State of Connecticut on the 29th day of July, 1999.

                                                        AETNA SERIES FUND, INC.
                                                        -----------------------
                                                        Registrant

                                                        By  J. Scott Fox*
                                                          ---------------
                                                          J. Scott Fox
                                                          President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                                     Title                                              Date
---------                                     -----                                              ----

J. Scott Fox*                                 President and Director                      )
-------------------------------------------                                               )
J. Scott Fox                                  (Principal Executive Officer)               )
                                                                                          )
                                                                                          )
Albert E. DePrince, Jr.*                      Director                                    )
-------------------------------------------                                               )
Albert E. DePrince, Jr.                                                                   )
                                                                                          )
                                                                                          )
Maria T. Fighetti*                            Director                                    )      July
-------------------------------------------                                               )
Maria T. Fighetti                                                                         )      29, 1999
                                                                                          )
                                                                                          )
David L. Grove*                               Director                                    )
-------------------------------------------                                               )
David L. Grove                                                                            )
                                                                                          )
                                                                                          )
John Y. Kim*                                  Director                                    )
-------------------------------------------                                               )
John Y. Kim                                                                               )
                                                                                          )
                                                                                          )
Sidney Koch*                                  Director                                    )
-------------------------------------------                                               )
Sidney Koch                                                                               )
                                                                                          )
                                                                                          )
Shaun P. Mathews*                             Director                                    )
-------------------------------------------                                               )
Shaun P. Mathews                                                                          )

Corine T. Norgaard*                           Director                                    )
-------------------------------------------                                               )
Corine T. Norgaard                                                                        )
                                                                                          )
                                                                                          )
Richard G. Scheide*                           Director                                    )
-------------------------------------------                                               )
Richard G. Scheide                                                                        )
                                                                                          )
                                                                                          )
Stephanie A. DeSisto*                         Treasurer and Chief Financial Officer       )
-------------------------------------------   (Principal Financial and Accounting         )
Stephanie A. DeSisto                          Officer)                                    )

By:       /s/Amy R. Doberman
          ---------------------------------------------------
          *Amy R. Doberman
          Attorney-in-Fact


    *Executed pursuant to Power of Attorney dated November 6, 1998 and filed with the Securities and Exchange Commission on December 17, 1998.

                                             Aetna Series Fund, Inc.
                                                  EXHIBIT INDEX

        Exhibit No.             Exhibit                                                                          Page
        -----------             -------                                                                          ----

        99-(a.7)                Articles Supplementary (July 12, 1999)                                     ------------------

        99-(d.2)                Investment Advisory Agreement between Aeltus Investment Management, Inc.
                                and Aetna Series Fund, Inc., on behalf of Aetna Principal Protection
                                Fund I                                                                     ------------------

        99-(d.3)                Investment Advisory Agreement between Aeltus Investment Management, Inc.
                                and Aetna Series Fund, Inc., on behalf of Brokerage Cash Reserves          ------------------

        99-(g.6)                Amendment to Custodian Agreement - Mellon Bank, N.A.
                                (July 26, 1999)                                                            ------------------
        99-(g.7)                Amendment to Custodian Agreement - Mellon Bank, N.A. (July 26, 1999)       ------------------

        99-(h.2)                Amendment to Administrative Services Agreement between Aeltus Investment
                                Management, Inc. and Aetna Series Fund, Inc. on behalf of Aetna
                                Principal Protection Fund I                                                ------------------

        99-(h.3)                Amendment to Administrative Services Agreement between Aeltus Investment
                                Management, Inc. and Aetna Series Fund, Inc. on behalf of Brokerage Cash
                                Reserves                                                                   ------------------

        99-(h.9)                Form of Amendment No. 4 to the Transfer Agency and Services Agreement      ------------------

        99-(h.10)               Form of Financial Guaranty Agreement between Aetna Series Fund, Inc., on
                                behalf of Aetna Principal Protection Fund I, and MBIA                      ------------------

        99-(h.11)               Form of Service Agreement between Aetna Series Fund, Inc., Mellon Bank
                                and MBIA                                                                   ------------------

        99-(i)                  Opinion and Consent of Counsel                                             ------------------

        99-(j)                  Consent of Independent Auditors                                            ------------------



        99-(m.1)                Distribution Plan (Class A)                                                ------------------

        99-(m.3)                Distribution Plan (Class B)                                                ------------------

        99-(m.4)                Distribution Plan (Brokerage Cash Reserves)                                ------------------

        99-(m.6)                Shareholder Service Plan (Class B)                                         ------------------

        99-(m.7)                Shareholder Service Plan (Brokerage Cash Reserves)                         ------------------

        99-(o)                  Multiple Class Plan                                                        ------------------